                                                           Facing Retirement(SM)

                           Prudential MEDLEY Program

                                   [GRAPHIC]

                       Semi-Annual Report to Participants

                                June 30, 2001

The MEDLEY Program is a variable group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ and distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS is a Prudential company. Prudential Financial is a service mark of Prudential, Newark, NJ and its affiliates.

                                                     Prudential Financial [LOGO]

================================================================================

                         The Prudential Medley Program

                 Average Annual Total Return as of June 30, 2001

--------------------------------------------------------------------------------------------------
                                                     Six       One      Five     Ten     Inception
                                                   Months/8/   Year     Years    Years      Date
--------------------------------------------------------------------------------------------------
VCA-10 Capital Growth Account

Without Sales Charge/1/                              -3.50%    4.75%    8.75%   12.21%      8/82
With Maximum Sales Charge/2/                        -10.74%   -1.49%    8.29%   12.13%      8/82

VCA-11 Money Market Account/3/

Without Sales Charge/1/                               2.23%    5.21%    4.85%    4.34%      8/82
With Maximum Sales Charge/2/                         -4.87%    -.88%    4.44%    4.28%      8/82
The current seven-day yield on June 29, 2001
was 2.99%

VCA-24/4/

Without Sales Charge/1/
Diversified Bond Account                              4.95%   11.70%    6.40%    7.11%      5/83
Government Income Account/6/                          1.79%    9.55%    6.23%    6.90%      5/89
Conservative Balanced Account                        -1.32%   -3.02%    6.59%    7.91%      5/83
Flexible Managed Account                             -2.90%   -4.82%    7.00%    9.38%      5/83
Stock Index Account/5/                               -7.10%  -14.63%   13.38%   13.92%     10/87
Equity Account                                       -5.99%     .44%    9.70%   12.41%      5/83
Global Account/7/                                    -8.97%  -23.74%    9.13%   10.34%      9/88

With Maximum Sales Charge/2/
Diversified Bond Account                             -2.07%    5.67%    6.06%    7.10%      5/83
Government Income Account/6/                         -5.21%    3.54%    5.91%    6.90%      5/89
Conservative Balanced Account                        -8.38%   -9.08%    6.23%    7.88%      5/83
Flexible Managed Account                             -9.95%  -10.87%    6.66%    9.36%      5/83
Stock Index Account/5/                              -14.21%  -20.74%   13.07%   13.89%     10/87
Equity Account                                       -9.95%   -5.69%    9.33%   12.37%      5/83
Global Account/7/                                   -15.98%  -29.75%    8.84%   10.33%      9/88

These returns represent past performance. Investment return and principal value will fluctuate so that units, upon redemption, may be worth more or less than their original cost. Past performance is not a guarantee of future performance.

/1/ The results shown are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any deferred sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results. Source:
     Prudential

/2/ The results shown are calculated in the same manner as those shown above and in addition reflect the deduction of the following maximum deferred sales charges: "1 Year", 6%; "5 Year", 2%; and "10 Year or Since Inception", 0%. The performance results also reflect the impact of the $30 annual contract fee under The MEDLEY Program. Past performance cannot guarantee comparable future results.

/3/ For current yields on the Money Market Account, please call 1-800-458-6333. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that the Account will be able to maintain a stable unit value. It is possible to lose money by investing in the Account.

/4/ The Prudential Variable Contract Account-24 (VCA-24) was first offered on May 1, 1987 (Stock Index Account on May 2, 1988, Government Income and Global Accounts on May 1, 1991). However, the underlying investment portfolios existed under other Prudential programs before they became part of The MEDLEY Program. For purposes of comparison, the returns have been recalculated to reflect a hypothetical return as if they were part of The MEDLEY Program from each portfolio's inception, using charges applicable to The MEDLEY Program.

/5/ Standard & Poor's, S&P, Standard & Poor's 500, and 500 are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America and its affiliates and subsidiaries. The Account is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Account.

/6/  Shares of this account are not issued or guaranteed by the U.S. Government.

/7/ Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes. This may result in greater share price volatility.

/8/  Six month returns are not annualized.

                                          Semi-Annual Report       June 30, 2001
--------------------------------------------------------------------------------

Table of Contents

5    Letter to Contract Owners
6    Commentary

8    VCA-10 CAPITAL GROWTH ACCOUNT
9    Financial Statements

18   VCA-11 MONEY MARKET ACCOUNT
19   Financial Statements

28   THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS VCA-24
29   Conservative Balanced Portfolio
30   Diversified Bond Portfolio
31   Equity Portfolio
32   Flexible Managed Portfolio
33   Global Portfolio
34   Government Income Portfolio
35   Stock Index Portfolio

THE PRUDENTIAL SERIES FUND, INC.
A1   Financial Statements
B1   Schedule of Investments
C1   Notes to Financial Statements
D1   Financial Highlights
E1   Supplemental Proxy Information


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The MEDLEY Program.

The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10), The Prudential Variable Contract Account-11 (VCA-11), and The Prudential Variable Contract Account-24 (VCA-24), The MEDLEY Program. VCA-10, VCA-11 and VCA-24 are distributed by Prudential Investment Management Services LLC, a subsidiary of The Prudential Insurance Company of America. VCA-10, VCA-11 and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, Newark, NJ.

This report includes the financial statements of the VCA-10, Capital Growth Account; VCA-11, Money Market Account and The Prudential Series Fund, Inc. These financial statements were not audited and, accordingly, no opinion is expressed on them.

This report does not include separate account financials for the VCA-24 Subaccounts. If you would like separate account financial statements as of June 30, 2001, please call the telephone number on the back of this report.

The Prudential Medley Program                 Semi-Annual Report   June 30, 2001
--------------------------------------------------------------------------------

Letter to Contract Owners



DEAR CONTRACT OWNER:

This Semiannual Report reviews the performance of the portfolios in your variable life insurance or variable annuity contract available through Prudential.

A VOLATILE FIRST HALF OF THE YEAR

The major factors that defined the investment environment last year were also evident during the first six months of 2001: equity market fluctuation, a faltering technology sector, and bonds outperforming stocks.

During the first quarter, nearly every sector of the stock market fell, often quite sharply. The technology-laden NASDAQ Composite Index plummeted more than 25% from January through March. But just as many equity investors appeared ready to reallocate funds, stocks rebounded somewhat. A series of six interest rate cuts by the Federal Reserve Board within six months--intended to stimulate economic growth--had equity investors looking forward to an economic acceleration. Nonetheless, they weren't making large investments on the prospect of the economy quickening soon.

In the bond market, prices rose during much of the period as a positive interest rate environment, low inflation, and strong fundamentals aided returns. Growing demand for bonds as many investors abandoned the faltering stock market in favor of these "safer havens" was also a positive.

REMAIN FOCUSED ON WHY YOU'RE INVESTING

While the recent performances of the stock and bond markets may appear unique, market fluctuation is commonplace and can breed opportunities for the patient investor. In fact, over the past six months, the rewards, by and large, were in markets that had languished previously. One strategy to avoid is focusing on the securities or sectors that performed best the prior year. This tends to promote buying high and selling low. Your investment decisions should be driven primarily by your projected needs, your risk tolerance, and your time horizon, not by current events.

The guidance of your financial professional can help you keep your eye on your target, while perhaps making some allowance for the prevailing winds.


Sincerely,


/S/ David R. Odenath, Jr.


David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                                   July 31, 2001
The Prudential Variable Contract Accounts VCA-10; 11



[PHOTO OF David R. Odenath, Jr.]

Chairman
David R. Odenath, Jr.

"Your investment decisions should be driven primarily by your projected needs, your risk tolerance, and your time horizon, not by current events."

The Prudential Medley Program                 Semi-Annual Report   June 30, 2001
--------------------------------------------------------------------------------

Equity Commentary


SHARE PRICES FELL HARD, THEN DRIFTED UPWARD

Disappointing profit reports and declining forecasts drove a broad-based drop of stock prices in the first quarter of 2001, and a second-quarter upward drift did not make up the lost ground. Technology companies, particularly communications equipment manufacturers, led the decline. Amid growing suspicion that the world's long-range network of fiberoptic cables already had more than enough capacity for the immediate future, three large fiber optics firms--Nortel Networks, JDS Uniphase, and Corning--were among the worst performers in the S&P 500 Composite Stock Price Index (S&P 500 Index).

Despite increasing signs of a global economic slowdown, the S&P 500 sectors with positive returns for the first half of 2001 were cyclicals (sectors that tend to do well when economies are growing rapidly). Both consumer cyclicals and basic materials were recovering from the poor performance they posted in the last half of 2000, while railroad stocks boosted the transportation sector.

Global markets followed a somewhat similar sector pattern, with automobiles and components moderately positive, while healthcare, information technology (IT), and telecommunication services were strongly negative. The MSCI World Index fell 11.17% in U.S. dollars.

HOW THE SECTORS PERFORMED

Auto parts and equipment, toys, entertainment, and leisure time led the moderately strong return on consumer cyclicals. Consumer spending, including major purchases such as homes and automobiles, was the only segment of the economy to exhibit strong growth. Surprisingly in this declining market, J.C. Penney, Kmart, and Best Buy shares more than doubled, according to Bloomberg data. Their gains were, in part, a rebound from a steep drop in 2000 when consumer spending was slowing. The basic materials sector--an industrial cyclical--was pulled up by steel and aluminum.

Three sectors in the S&P 500 Index had double-digit declines. Utility shares fell as California energy prices became a political issue. Reliant Energy and Calpine--both affected by California's energy pricing conflict--were among the second quarter's worst performers. Drug companies pulled down healthcare. However, almost all of the healthcare sector's underperformance of the overall S&P 500 Index occurred when it lost ground to economically sensitive sectors after the Federal Reserve's January 3 interest rate cut. Natural gas, oil well equipment and services, and oil exploration and production were among the worst-performing industry groups as investors began to take a more sanguine view of energy supplies.

In the broader U.S. market, only the small-cap segment (the Russell 2000 Index, which excludes the 1,000 largest caps) was positive for the half-year, up 6.96%. Analysts are forecasting much smaller profit declines for small-cap companies than for large caps. The gain was focused in value stocks: the Russell 2000 Value Index rose 12.84%.

The views expressed are as of July 31, 2001, and are subject to change based on market and other conditions.


               S&P 500 Index Sector Weightings as of June 30, 2001

                                     [CHART]

Technology                                                              19.3%
Financials                                                              18.0%
Consumer Staples                                                        12.9%
Healthcare                                                              12.5%
Capital Goods                                                            9.4%
Consumer Cyclicals                                                       8.7%
Energy                                                                   6.6%
Communication Services                                                   5.6%
Utilities                                                                3.7%
Basic Materials                                                          2.6%
Transportation                                                           0.7%


             Performance of U.S. Market Sectors as of June 30, 2001

                                     [GRAPH]

Six Months
Technology                                                              -15.6%
Financials                                                               -2.5%
Consumer Staples                                                         -3.1%
Healthcare                                                              -15.9%
Capital Goods                                                            -3.0%
Consumer Cyclicals                                                        7.3%
Energy                                                                   -3.2%
Communication Services                                                   -2.7%
Utilities                                                               -12.4%
Basic Materials                                                           3.6%
Transportation                                                            2.9%


Source: Standard & Poor's as of June 30, 2001. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Medley Program                 Semi-Annual Report   June 30, 2001
--------------------------------------------------------------------------------

Bond Commentary

HIGH-GRADE CORPORATE BONDS
LED U.S. FIXED-INCOME MARKET IN FIRST HALF OF 2001

The U.S. fixed-income market turned in a mixed performance for the first half of 2001, based on Lehman Brothers indexes. As the Federal Reserve (the Fed) implemented its most aggressive round of short-term interest rate cuts in 19 years, prices of shorter-term bonds climbed, because they are affected most by the Fed's actions. Bond prices typically rise when short-term interest rates fall. Nevertheless, prices of longer-term U.S. Treasury and federal agency securities declined on the view that inflation will become a greater threat if the Fed's rate cuts boost economic growth in the United States.

The Fed eased monetary policy six times in as many months, leaving rates a total of 2.75 percentage points lower than when the year began. By lowering rates to reduce the borrowing costs of businesses and consumers, the Fed hoped to stimulate the lackluster U.S. economy.

The best-performing sector in the U.S. fixed-income market was investment-grade corporate bonds, which returned 5.38% for the six months, based on the Lehman Brothers U.S. Credit Index. Strong investor demand for investment-grade corporate bonds allowed companies to issue a record $325.6 billion of them during the first half of the year. A volatile stock market drove some investors to buy high-grade corporate bonds for their relative safety and stable income. Investors were also attracted to these bonds because they were a good buy compared to Treasuries. For example, the average "spread," or difference between the yields of 10-year A-rated bonds of financial companies and comparable Treasuries, was a considerable 220 basis points in early 2001. (A basis point is equal to one hundredth of a percentage point.) That "spread" shrank to approximately 170 basis points by late June, indicating that growing demand for the bonds of financial companies helped them to outperform Treasuries.

In fact, Treasuries underperformed all other sectors of the U.S. fixed-income market during the first six months of 2001, hurt by the poor performance of longer-dated Treasuries, based on the Lehman Brothers U.S. Treasury Index. In addition to the fear of rising inflation, many investors believed longer-dated Treasuries were too expensive, because their prices had rallied sharply in 2000. Investors were therefore reluctant to continue driving them dramatically higher in the first half of 2001.

On the other hand, prices of high-yield corporate bonds (commonly called junk bonds) soared early in 2001 after the Fed began to ease monetary policy. Junk bonds, however, erased much of their gains in June, due to the dismal performance of telecommunications bonds, which comprise the largest component of the high-yield sector. One of the latest developments to spook junk-bond investors was news that Nortel Networks expected to post a $19.2 billion second-quarter loss, cut 10,000 more jobs, and stop paying dividends on its common stock. If Nortel Networks, an investment-grade company, could experience such financial difficulties, investors feared that lower-rated telecom companies might be even more vulnerable.

         Performance of Fixed-Income Market Indexes as of June 30, 2001

                                     [CHART]

Six Months

Emerging Markets                                                          6.43%
U.S.Corp. Investment Grade                                                5.38%
U.S. Corporate High Yield                                                 3.93%
U.S. Mortgage-Backed Securities                                           3.78%
U.S. Aggregate Index                                                      3.62%
U.S. Municipals                                                           2.88%
U.S. Treasuries                                                           1.95%
Global (U.S. dollar) Index                                               -4.51%


Source: Lehman Brothers as of June 30, 2001. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Medley Program              Semi-Annual Report     June 30, 2001


   VCA-10 Capital Growth Account

 MANAGED BY
 David Kiefer

"During this extremely volatile bear market, our historically successful investment philosophy and process of focusing on individual stock selection has not been to our near-term advantage. With our longer-term investment horizon, we are confident that our strategy should be successful. Currently, our favorite sector is energy. We believe that energy prices will remain higher than most people expect, because supply will continue to be constrained by OPEC production controls and no growth in non-OPEC supply. However, we are carefully watching energy demand as the global economy continues to slow. On balance, we are comfortable with our oil services and exploration and production stocks, whose performance is leveraged to the underlying commodity prices."


PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
   Average Annual Returns     Six/4/
   through June 30, 2001      Months    1-Year     3-Year     5-Year     10-Year

   Capital Growth Account
   (VCA-10)/1/                -3.50%      4.75%    -2.30%      8.75%     12.21%

   S&P 500 Index/2/           -6.69%    -14.82%     3.89%     14.48%     15.09%
   Lipper Multi-Cap Value
   Fund Avg./3/                1.36%     11.37%     5.99%     12.76%     14.23%
--------------------------------------------------------------------------------
Capital Growth Account inception date: 8/82

Although the Fund has adopted a blend investment style to reduce the variability of its return, it is still classified by Lipper as a value-style fund. As a result, although its -3.50% return substantially outperformed the -6.69% return of the S&P 500, the Fund trailed the 1.36% Lipper Multi-Cap Value Fund Average because investors strongly favored value stocks during this reporting period.

PERFORMANCE REVIEW
The Portfolio had large gains on its investments in companies with strong cash flows such as Microsoft, Loews, and IBM. Dell Computer, bouncing from last year's decline, and National Semiconductor, which provides semiconductor chips for a range of devices, also made good positive contributions. We locked in our gains on both positions. A broader positive theme was the continuing strength of consumer spending, which produced strong gains on the Fund's investments in Darden Restaurants, Philip Morris, and AT&T Corp.-Liberty Media Group.

The largest negative sector impact on the portfolio's return was its healthcare stocks, including Schering-Plough, Sepracor, and Pfizer. Managed care companies such as Health Net and Wellpoint Health Networks also fell with the healthcare sector. We scaled back our holdings, especially in drug companies, before the sector bottomed-out. We think that increased FDA scrutiny of new drugs may squeeze future profits in what has been a very profitable industry.

Telecommunications-related stocks continued their slide, including companies that dominate core sectors of the networking and wireless hardware industries such as Nokia, Sun Microsystems, Cisco Systems, and Nortel Networks. Among service companies, Global Crossing and Qwest Communications also fell. It is important to note that our exposure to this sector is driven by our investment mandate to have a well-diversified portfolio. Accordingly, we adopted a conservative posture and are underweighted in the telecommunications sector. This underweighting had a positive effect on our performance relative to our benchmark, the S&P 500 Index.

                         $10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                      VCA-10    Lipper Multi-Cap  S&P 500
                                  Value Funds

Jun 1991              10,000        10,000        10,000
                      10,367        10,498        10,534
                      11,265        11,186        11,416
                      11,161        11,360        11,128
Jun 1992              11,088        11,426        11,340
                      11,349        11,723        11,697
                      12,314        12,530        12,284
                      13,369        13,263        12,819
Jun 1993              13,695        13,487        12,881
                      14,643        14,025        13,213
                      14,945        14,391        13,520
                      14,381        14,005        13,007
Jun 1994              14,542        14,021        13,062
                      15,384        14,645        13,700
                      14,957        14,378        13,697
                      15,921        15,600        15,029
Jun 1995              16,789        16,926        16,462
                      18,342        18,230        17,769
                      18,887        19,021        18,839
                      20,551        20,035        19,850
Jun 1996              20,824        20,626        20,739
                      21,651        21,217        21,380
                      23,760        22,904        23,161
                      23,691        23,165        23,784
Jun 1997              27,171        26,383        27,932
                      31,043        29,132        30,024
                      31,210        29,074        30,886
                      35,162        32,423        35,192
Jun 1998              33,966        31,995        36,360
                      26,745        27,474        32,753
                      30,240        32,101        39,723
                      31,659        32,255        41,701
Jun 1999              34,948        35,884        44,637
                      30,314        32,407        41,856
                      31,784        34,863        48,080
                      32,080        35,396        49,181
Jun 2000              31,653        34,837        47,873
                      33,324        36,854        47,408
                      34,361        38,155        43,701
                      31,849        36,511        38,522
Jun 2001              33,158        38,647        40,776



/1/ The Account performance results are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results.
     Source: Prudential.

     Investment return and principal value of the Account will fluctuate resulting in a value which may at any time, including the time of the withdrawal of the cash value, be more or less than the total principal investment made.

/2/ The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Account. The securities that comprise the S&P 500 may differ substantially from the securities in the Account. The S&P 500 is not the only index that may be used to characterize performance of this Account, and other indices may portray different comparative performance. Investors cannot invest directly in an index.

/3/ The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/4/  Six month returns are not annualized.

                         Financial Highlights for VCA-10
                Income and Capital Changes Per Accumulation Unit*
          (For an Accumulation Unit outstanding throughout the period)
                                   (Unaudited)

                                                                               Class I                            Class II
-------------------------------------------------------------------------------------------------------------------------------
                                           Six Months                                                             Six Months
                                         Ended June 30,                  Year Ended December 31,                 Ended June 30,
-------------------------------------------------------------------------------------------------------------------------------
                                              2001       2000         1999       1998       1997        1996         2001
-------------------------------------------------------------------------------------------------------------------------------
Investment Income ........................  $.0533     $ .1108      $ .1232    $ .0956    $  .0757    $ .0657      $ .0545
-------------------------------------------------------------------------------------------------------------------------------
Expenses
For investment management fee.............  (.0090)     (.0173)      (.0172)    (.0177)     (.0154)    (.0118)      (.0092)
For administrative expenses...............  (.0272)     (.0515)      (.0513)    (.0530)     (.0461)    (.0354)      (.0092)
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income.....................   .0171       .0420        .0547      .0249       .0142      .0185        .0361
-------------------------------------------------------------------------------------------------------------------------------
Capital Changes
Net realized gain on investments..........   .0685       .4789        .2537      .8002      1.2761      .5085        .0701
Net change in unrealized appreciation
  (depreciation) on investments...........  (.3441)      .0322       (.2814)   (1.0426)      .3841      .5682       (.3525)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Unit
Accumulation Value........................  (.2585)      .5531        .0270     (.2175)     1.6744     1.0952       (.2463)
-------------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value
  Beginning of period.....................  7.3753      6.8222       6.7952     7.0127      5.3383     4.2431       7.5460
  End of period .......................... $7.1168     $7.3753      $6.8222    $6.7952     $7.0127    $5.3383      $7.2997
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses To
  Average Net Assets**....................    1.00%+      1.00%        1.00%      1.00%       1.00%      1.00%         .50%+
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income To
  Average Net Assets**....................     .48%+       .60%         .79%       .36%        .24%       .39%         .98%+
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate...................      44%         77%          82%        49%         47%        52%          44%
-------------------------------------------------------------------------------------------------------------------------------
Number of Units Outstanding
  For Participants at end of period
  (000's omitted) ........................  46,103      50,430       63,330     80,431      83,261     91,532           71
-------------------------------------------------------------------------------------------------------------------------------

*Calculated by accumulating the actual per unit amounts daily.
**These calculations exclude Prudential's equity in VCA-10.
+Annualized.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

                        See Notes to Financial Statements

                         Financial Statements of VCA-10
                   Statement of Net Assets as of June 30, 2001
                                  (Unaudited)

Common Stock                                                     Value
Investments - 97.9%                           Shares           [Note 2A]
------------------------------------------------------------------------
Advertising - 0.8%
Lamar Advertising Co.(a)                      60,200        $  2,648,800
------------------------------------------------------------------------
Aerospace/Defense - 1.6%
Northrop Grumman Corp.                        25,800           2,066,580
Raytheon Co.                                 123,000           3,265,650
                                                            ------------
                                                               5,332,230
------------------------------------------------------------------------
Agriculture - 0.5%
Monsanto Co.                                  48,600           1,798,200
------------------------------------------------------------------------
Autos & Trucks - 0.2%
Tower Automotive, Inc.(a)                     59,500             609,875
------------------------------------------------------------------------
Banking & Financial Services - 7.3%
Bank One Corp.                                65,300           2,337,740
Citigroup, Inc.                              104,430           5,518,081
FleetBoston Financial Corp.                   91,800           3,621,510
Household International, Inc.                 47,600           3,174,920
J.P. Morgan Chase & Co.                      122,700           5,472,420
Providian Financial Corp.                     64,300           3,806,560
                                                            ------------
                                                              23,931,231
------------------------------------------------------------------------
Chemicals - 1.4%
Agrium, Inc.                                 164,900           1,649,000
Crompton Corp.                               278,400           3,034,560
                                                            ------------
                                                               4,683,560
------------------------------------------------------------------------
Commercial Services - 1.2%
Convergys Corp.(a)                           131,000           3,962,750
------------------------------------------------------------------------
Computer Hardware - 3.2%
International Business
   Machines Corp.                             54,200           6,124,600
Sun Microsystems, Inc.(a)                    272,900           4,289,988
                                                            ------------
                                                              10,414,588
------------------------------------------------------------------------
Computer Software & Services - 5.4%
Compuware Corp.(a)                           207,800           2,907,122
Microsoft Corp.(a)                           155,300          11,336,900
Oracle Corp.(a)                              108,800           2,067,200
Unisys Corp.(a)                              111,100           1,634,281
                                                            ------------
                                                              17,945,503
------------------------------------------------------------------------
Diversified Industries - 3.1%
Minnesota Mining &
   Manufacturing Co.                          32,300           3,685,430
Tyco International Ltd.                      122,900           6,698,050
                                                            ------------
                                                              10,383,480
------------------------------------------------------------------------
Electronics - 3.4%
Applied Materials, Inc.(a)                    20,100             986,910
Micron Technology, Inc.(a)                    82,200           3,378,420
Solectron Corp.(a)                            78,000           1,427,400
Texas Instruments, Inc.                      170,700           5,377,050
                                                            ------------
                                                              11,169,780
------------------------------------------------------------------------
Food & Beverages - 1.2%
PepsiCo, Inc.                                 90,100           3,982,420
------------------------------------------------------------------------

Common Stock                                                    Value
Investments                                   Shares          [Note 2A]
------------------------------------------------------------------------
Healthcare - 3.9%
Health Net, Inc.(a)                          169,000        $  2,940,600
UnitedHealth Group, Inc.                      69,400           4,285,450
Wellpoint Health Networks, Inc.(a)            60,000           5,654,400
                                                            ------------
                                                              12,880,450
------------------------------------------------------------------------
Hotels & Motels - 1.2%
Marriott International, Inc.--Cl. A           46,900           2,220,246
Starwood Hotels & Resorts
     Worldwide, Inc.                          43,200           1,610,496
                                                               ---------
                                                               3,830,742
------------------------------------------------------------------------
Insurance - 10.3%
CIGNA Corp.                                   76,700           7,349,394
Hartford Financial Services
   Group, Inc.                                55,200           3,775,680
Loews Corp.                                  112,500           7,248,375
Torchmark Corp.                              126,200           5,074,502
Trenwick Group Ltd.                          186,050           4,264,266
XL Capital Ltd.--Cl. A(a)                     77,814           6,388,529
                                                            ------------
                                                              34,100,746
------------------------------------------------------------------------
Media - 5.7%
AT&T Corp.--Liberty Media Group(a)           387,700           6,780,873
Knight-Ridder, Inc.                           18,000           1,067,400
The McGraw-Hill Companies, Inc.               53,400           3,532,410
The New York Times Co.--Cl. A                 28,600           1,201,200
Tribune Co.                                   68,100           2,724,681
Viacom, Inc.--Cl. B(a)                        69,600           3,601,800
                                                            ------------
                                                              18,908,364
------------------------------------------------------------------------
Metals & Mining - 4.3%
Alcoa, Inc.                                  162,400           6,398,560
Newmont Mining Corp.                         247,500           4,605,975
Phelps Dodge Corp.                            68,200           2,830,300
The Carbide/Graphite Group, Inc.(a)          323,100             371,565
                                                            ------------
                                                              14,206,400
------------------------------------------------------------------------
Networking - 1.2%
Cisco Systems, Inc.(a)                       182,700           3,325,140
ONI Systems Corp.(a)                          19,500             544,050
                                                            ------------
                                                               3,869,190
------------------------------------------------------------------------
Office Equipment & Supplies - 0.8%
Xerox Corp.(a)                               281,900           2,697,783
------------------------------------------------------------------------
Oil & Gas Exploration & Production - 14.9%
Anadarko Petroleum Corp.                      28,700           1,550,661
Baker Hughes, Inc.                           139,500           4,673,250
Conoco, Inc.--Cl. A                          122,800           3,462,960
Devon Energy Corp.                            91,300           4,793,250
El Paso Energy Corp.                         148,158           7,784,221
Halliburton Co.                              141,300           5,030,280
Kerr-McGee Corp.                              55,037           3,647,302
Phillips Petroleum Co.                        85,900           4,896,300
The Williams Companies, Inc.                 152,300           5,018,285
TotalFinaElf S.A. ADR (France)                72,100           5,061,420
Transocean Sedco Forex, Inc.                  81,400           3,357,750
                                                            ------------
                                                              49,275,679
------------------------------------------------------------------------

                        See Notes to Financial Statements

                         Financial Statements of VCA-10
                   Statement of Net Assets as of June 30, 2001
                                   (Unaudited)

Common Stock                                                    Value
Investments                                  Shares           [Note 2A]
------------------------------------------------------------------------
Paper & Forest Products - 2.0%
Mead Corp.                                   64,500         $  1,750,530
Temple-Inland, Inc.                          88,000            4,689,520
                                                               ---------
                                                               6,440,050
------------------------------------------------------------------------
Pharmaceuticals - 6.0%
Abbott Laboratories                         111,085            5,333,191
American Home Products Corp.                119,300            6,971,892
Johnson & Johnson                            55,400            2,770,000
Sepracor, Inc.(a)                           119,900            4,772,020
                                                              ----------
                                                              19,847,103
------------------------------------------------------------------------
Photography - 2.0%
Eastman Kodak Co.                           137,800            6,432,504
------------------------------------------------------------------------
Restaurants - 1.8%
Darden Restaurants, Inc.                    212,600            5,931,540
------------------------------------------------------------------------
Retail - 1.5%
Target Corp.                                140,500            4,861,300
------------------------------------------------------------------------
Telecommunications - 5.6%
ALLTEL Corp.                                 60,678            3,717,134
AT&T Corp.                                  110,100            2,422,200
Global Crossing, Ltd. (Bermuda)(a)          639,300            5,523,552
Hughes Electronics Corp.
   (General Motors Corp.--Cl. H)(a)         135,600            2,745,900
Metromedia Fiber
   Network, Inc.--Cl. A(a)                  337,400              688,296
Qwest Communications
   International, Inc.(a)                    69,800            2,208,591
Williams Communications
   Group, Inc.(a)                           346,676            1,022,694
                                                              ----------
                                                              18,328,367
------------------------------------------------------------------------
Telecommunications Equipment - 2.9%
Motorola, Inc.                              272,300            4,509,288
Nokia Oyj ADR (Finland)                     208,900            4,604,156
Sonus Networks, Inc.(a)                      24,400              569,984
                                                               ---------
                                                               9,683,428
------------------------------------------------------------------------
Tobacco - 2.4%
Philip Morris Co., Inc.                     159,300            8,084,475
------------------------------------------------------------------------
Utilities - 2.1%
Exelon Corp.                                106,100            6,803,133
------------------------------------------------------------------------
Total Long-Term Investments - 97.9%
   (Cost: $307,456,184)                                     $323,043,671
------------------------------------------------------------------------

                                               Principal
                                                Amount            Value
                                                 (000)          [Note 2A]
------------------------------------------------------------------------
Short-Term Investment - 2.8%
Commercial Paper
American Express Financial Corp.,
     4.09%, 7/2/01
     (Cost: $9,382,000)                       $   9,382     $  9,382,000
------------------------------------------------------------------------
Total Investments - 100.7%
     (Cost: $316,838,184)                                   $332,425,671
Other Assets, Less Liabilities
        Cash                                                         910
        Dividends and interest receivable                        352,539
        Receivable for investments sold                           44,202
        Payable for investments purchased                     (2,109,289)
        Payable for pending capital transactions                (507,692)
------------------------------------------------------------------------
Liabilities in Excess
   of Other Assets - (0.7)%                                   (2,219,330)
------------------------------------------------------------------------
Net Assets - 100%                                           $330,206,341
------------------------------------------------------------------------
Net Assets, representing:
     Equity of Participants - Class I
        46,103,391 Accumulation Units at an
        Accumulation Unit Value of $7.1168                   328,108,613
     Equity of Participants - Class II
        71,265 Accumulation Units at an
        Accumulation Unit Value of $7.2997                       520,213
     Equity of The Prudential Insurance
          Company of America                                   1,577,515
                                                            ------------
                                                            $330,206,341
========================================================================

The following abbreviations are used in portfolio descriptions:
  ADR - American Depository Receipts
  Oyj - Jalkinen Osakeyhtio (Finnish Corporation)
  S.A. - Societe Anonyme (French Corporation)
(a) Non-income producing security.


                        See Notes to Financial Statements

                         Financial Statements of VCA-10
                             Statement of Operations
                                   (Unaudited)

--------------------------------------------------------------------------------
Six Months Ended                                                June 30, 2001
--------------------------------------------------------------------------------
Investment Income
   Dividends (net of $23,062 foreign withholding tax)           $  2,097,566
   Interest                                                          471,034
--------------------------------------------------------------------------------
Total Income                                                       2,568,600
--------------------------------------------------------------------------------
Expenses
   Fees Charged to Participants for Investment Management Fee        428,958
   Fees Charged to Participants for Administrative Expenses        1,287,886
--------------------------------------------------------------------------------
Total Expenses                                                     1,716,844
--------------------------------------------------------------------------------
Net Investment Income                                                851,756
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments
   Realized Gain on Investment Transactions                        3,390,017
   Decrease in Unrealized Appreciation on Investments            (17,019,078)
--------------------------------------------------------------------------------
Net Loss on Investments                                          (13,629,061)
--------------------------------------------------------------------------------
Net Decrease In Net Assets Resulting from Operations            $(12,777,305)
================================================================================


                       Statements of Changes in Net Assets
                                   (Unaudited)

---------------------------------------------------------------------------------------------------------
                                                                   Six Months Ended        Year Ended
                                                                     June 30, 2001      December 31, 2000
---------------------------------------------------------------------------------------------------------
Net Operations

   Net Investment Income                                             $     851,756       $   2,293,986
   Net Realized Gain on Investments                                      3,390,017          26,497,818
   Decrease In Unrealized Appreciation on Investments                  (17,019,078)         (1,327,127)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations        (12,777,305)         27,464,677
---------------------------------------------------------------------------------------------------------
Capital Transactions
   Purchase Payments and Transfers In                                   12,033,792          33,483,274
   Withdrawals and Transfers Out                                       (42,611,942)       (120,862,312)
   Annual Account Charges Deducted from
     Participants' Accounts                                                 (6,728)            (78,078)
---------------------------------------------------------------------------------------------------------
Net Decrease In Net Assets
   Resulting from Capital Transactions                                 (30,584,878)        (87,457,116)
---------------------------------------------------------------------------------------------------------
Net Decrease In Net Assets

    Resulting from Surplus Transfers                                       (45,887)           (170,329)
---------------------------------------------------------------------------------------------------------
Total Decrease in Net Assets                                           (43,408,070)        (60,162,768)
Net Assets
     Beginning of Period                                               373,614,411         433,777,179
---------------------------------------------------------------------------------------------------------
     End of Period                                                   $ 330,206,341       $ 373,614,411
=========================================================================================================

                        See Notes to Financial Statements

Notes to Financial Statements of VCA-10 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1: General

     The Prudential Variable Contract Account-10 (VCA-10 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America ("Prudential") under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-10 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). The investment objective of the Account is long-term growth of capital. The Account's investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

NOTE 2: Summary of Significant Accounting Policies

     A.   Securities Valuation

     Equity Securities

     Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Pricing Committee.

     Fixed Income Securities

     Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

     Short-Term Investments

     Short-term investments having maturities of sixty days or less are valued at amortized cost, which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accretion of discount or amortization of premium to maturity.

     B.   Securities Transactions and Investment Income

     Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Net investment income (other than administration fees) and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-10. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

     C.   Repurchase Agreements

     Repurchase agreements may be considered loans of money to the seller of the underlying security. VCA-10 will not enter into repurchase agreements unless the agreement is fully collateralized, i.e., the value of the underlying collateral securities during the entire term of the agreement remains at least equal to the amount of the `loan' including accrued interest. VCA-10's custodian will take

Notes to Financial Statements of VCA-10 (Unaudited)
--------------------------------------------------------------------------------

     possession of the collateral and will value it daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, VCA-10 may incur a loss in the market value of the collateral as well as disposition costs; and, if a party with whom VCA-10 had entered into a repurchase agreement becomes insolvent, VCA-10's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the insolvency proceedings.

     D.   Taxes

     The operations of VCA-10 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

NOTE 3: Investment Management Agreement and Charges

     A. The Account has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). PIFM has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with management of the Account. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises Jennison's performance of such services. PIFM pays for the services of Jennison.

          A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant's equity in VCA-10, is charged to the Account. Up to three quarters of the charge (0.75%), paid to Prudential, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PIFM, is for investment management services.

          PIFM and Jennison are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.

          For the six months ended June 30, 2001, Prudential has advised the Account that it has received $1,287,003 and $883 in administration fees from Class I and Class II shares, respectively.

     B. An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the fiscal year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the Participant has no account under a companion contract or the fixed rate option, or if the amount under the companion contract or the fixed rate option is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account, or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24.

     C. A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due

Notes to Financial Statements of VCA-10 (Unaudited)
--------------------------------------------------------------------------------

     to resignation or retirement by the Participant or termination of the Participant by the Contractholder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, a companion contract, and the fixed rate option of the nonqualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal from it. For the six months ended June 30, 2001 and the year ended December 31, 2000, Prudential has advised the Account that they received deferred sales charges of $4,052 and $10,900, respectively, imposed upon certain withdrawals from the Account.

NOTE 4: Purchases and Sales of Portfolio Securities

     For the six months ended June 30, 2001, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $152,521,136 and $177,683,863, respectively.

NOTE 5: Unit Transactions

     The Account currently offers Class I and Class II shares. Class I shares are charged a daily administration fee at an effective annual rate of 0.75%. Class II shares are charged a daily administration fee at an effective annual rate of 0.25%. Both share classes are subject to an investment management fee charged daily at an effective annual rate of 0.25%.

     The number of Accumulation Units issued and redeemed for the six months ended June 30, 2001 and the year ended December 31, 2000 are as follows:

                                      Six Months Ended                 Year Ended
Class I                                 June 30, 2001               December 31, 2000
-------------------------------------------------------------------------------------------
Units issued                      1,587,328    $ 11,489,659      4,892,063   $  33,483,274
-------------------------------------------------------------------------------------------
Units redeemed                   (5,913,942)    (42,605,271)   (17,791,631)   (120,862,312)
-------------------------------------------------------------------------------------------
Net increase (decrease)          (4,326,614)   $(31,115,612)   (12,899,568)  $ (87,379,038)
-------------------------------------------------------------------------------------------

                                       Six Months Ended         Year Ended
Class II                                 June 30, 2001      December 31, 2000
--------------------------------------------------------------------------------
Units issued                       72,152     $  544,133       --         --
--------------------------------------------------------------------------------
Units redeemed                       (887)        (6,671)      --         --
--------------------------------------------------------------------------------
Net increase (decrease)            71,265     $  537,462       --         --
--------------------------------------------------------------------------------

NOTE 6: Net Increase (Decrease) In Net Assets Resulting from Surplus Transfers

     The increase (decrease) in net assets resulting from surplus transfers represents the net increase to/(reductions) from Prudential's investment in the Account. This increase (decrease) includes reserve adjustments for mortality and expense risks assumed by Prudential.

NOTE 7: Participant Loans

     Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

     Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

Notes to Financial Statements of VCA-10 (Unaudited)
--------------------------------------------------------------------------------

     For the six months ended June 30, 2001, $931,761 in participant loans were withdrawn from VCA-10 and $472,414 of principal and interest was repaid to VCA-10. For the year ended December 31, 2000, $1,986,315 in participant loans was withdrawn from VCA-10 and $1,585,424 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10. During the six months ended June 30, 2001, Prudential has advised the Account that it received $8,508 in loan origination fees.

Supplemental Proxy Information (Unaudited)
--------------------------------------------------------------------------------

     A special meeting of persons having voting rights was held on April 20, 2001. The meeting was held for the following purposes:

(1) To permit PIFM to enter into or make material changes to subadvisory agreements without obtaining approval of persons having voting rights. This is called "Manager-of-Managers" structure and would not charge the rate of advisory fees charged to the Account.

(2)  To approve a new management agreement with PIFM.

(3)  To approve a new subadvisory agreement with Jennison.


The results of the proxy solicitation on the preceding matters were:

Matter                  Votes For          Votes Against          Abstentions
------                  ---------          -------------          -----------

(1) PIFM               28,288,771          2,790,682              1,390,578
(2) PIFM               24,457,375          1,671,927              1,340,749
(3) Jennison           24,227,004          1,735,092              1,507,955

The Prudential Medley Program              Semi-Annual Report    June 30, 2001

   VCA-11 Money Market Account


MANAGED BY
Aimee Yundt and Joseph Tully

"The Federal Reserve (the Fed) may be near the end of its latest round of short-term interest rate cuts since it has already made a considerable effort to stimulate economic growth in the United States."


PERFORMANCE SUMMARY
-------------------------------------------------------------------------------
     Average Annual Returns  Six/3/
     through June 30, 2001   Months    1-Year     3-Year    5-Year    10-Year

     Money Market Acct.
     (VCA-11)/1/              2.23%     5.21%      4.88%     4.85%      4.34%

     Salomon Brothers
     T-Bills/2/               2.49%     5.64%      5.22%     5.23%      4.81%
-------------------------------------------------------------------------------
Money Market Account inception date: 8/82


The Account returned 2.23% in the first half of 2001, compared with a 2.49% return reported by the Salomon Brothers Three-Month Treasury Bill Index. On June 29, 2001, the Account's seven-day current yield was 2.99%.


PERFORMANCE REVIEW
Money market yields declined sharply during the first half of 2001, pushed lower by the Fed's six reductions in short-term interest rates. These moves left rates
2.75 percentage points lower than when the year began.

Early in 2001, we positioned the Account shorter to neutral versus its competition. At that time, we avoided buying securities maturing in one year because the money market yield curve was inverted. (The money market yield curve is inverted when securities maturing in one year yield less than securities maturing in three months. Normally, one-year securities yield more than three-month securities to compensate for the extra risk associated with longer-term investments.)

By February, however, we repositioned the Account by purchasing six-month and one-year securities. These purchases extended the Account's weighted average maturity (WAM) in anticipation of further rate cuts. (WAM measures a portfolio's sensitivity to changes in the level of interest rates. It considers the maturity and quantity of each security held in a portfolio.)

Buying six-month and one-year securities temporarily impaired the Account's performance in February and March because the yield curve was inverted. But this strategy, which positioned the WAM either in line with or longer than average for the remainder of the reporting period, benefited the Account's performance in the spring. The Account's longer-than-average WAM helped its yield remain higher for a longer time as the Fed rate cuts drove yields lower in the spring.

                              MONEY MARKET ACCOUNT
                         ONE-YEAR TOTAL RETURN FOR THE
                          PAST 10 YEARS AS OF 12/31/00

                                    [CHART]

                                 91      5.63
                                 92      3.20
                                 93      2.43
                                 94      3.47
                                 95      5.22
                                 96      4.76
                                 97      4.81
                                 98      4.78
                                 99      4.39
                                 00      5.63

/1/ The Account performance results are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results.
     Source: Prudential.

     Investment return and principal value of the Account will fluctuate resulting in a value that may at any time, including the time of the withdrawal of the cash value, be more or less than the total principal investment made.

     For current yields on the Money Market Account, please call 1-800-458-6333. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although VCA II seeks to preserve the value of your investment, it is possible to lose money by investing in the Account.

/2/ The Salomon Brothers 3-month Treasury Bill Index is an index whereby equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.

/3/  Six month returns are not annualized.

                         Financial Highlights for VCA-11
                Income and Capital Changes Per Accumulation Unit*
          (For an Accumulation Unit outstanding throughout the period)
                                   (Unaudited)

                                                                                 Class I                          Class II
--------------------------------------------------------------------------------------------------------------------------------
                                             Six Months                                                           Six Months
                                           Ended June 30,                 Year Ended December 31,                Ended June 30,
--------------------------------------------------------------------------------------------------------------------------------
                                                2001         2000        1999        1998     1997         1996      2001
================================================================================================================================
Investment Income............................   $.0766     $ .1772     $ .1378     $ .1411   $ .1353     $ .1281    $ .0779
--------------------------------------------------------------------------------------------------------------------------------
Expenses
  For investment management fee..............   (.0035)     (.0068)     (.0065)     (.0062)   (.0059)     (.0056)    (.0036)
  For administrative expenses not covered
   by the annual account charge..............   (.0106)     (.0204)     (.0194)     (.0186)   (.0178)     (.0170)    (.0036)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase in Unit Value...................    .0625       .1500       .1119       .1163     .1116       .1055      .0707
--------------------------------------------------------------------------------------------------------------------------------
Unit Value
  Beginning of period........................   2.8108      2.6608      2.5489      2.4326    2.3210      2.2155     2.8517
  End of period..............................  $2.8733     $2.8108     $2.6608     $2.5489   $2.4326     $2.3210    $2.9224
--------------------------------------------------------------------------------------------------------------------------------
Ratio Of Expenses To Average Net Assets**         1.00%+      1.00%        .99%        .99%      .98%        .98%       .50%+
--------------------------------------------------------------------------------------------------------------------------------
Ratio Of Net Investment Income To
  Average Net Assets**.......................     4.44%+      5.53%       4.29%       4.78%     4.73%       4.57%      4.94%+
--------------------------------------------------------------------------------------------------------------------------------
Number of Units Outstanding
  For Participants at end of period
  (000's omitted)............................   27,074      28,305      34,100      34,882    35,757      38,315         45
--------------------------------------------------------------------------------------------------------------------------------

*  Calculated by accumulating the actual per unit amounts daily.
** These calculations exclude Prudential's equity in VCA-11.
+  Annualized.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Units equal in value to the charge.

                        See Notes to Financial Statements

                         Financial Statements of VCA-11
                   Statement of Net Assets as of June 30, 2001
                                   (Unaudited)

Short-Term                                   Principal            Value
Investments - 99.3%                            Amount          [Note 2A]
------------------------------------------------------------------------
Commercial Paper -- U.S. - 27.2%
American Home Products Corp.,
   3.80%, 8/9/2001                       $   1,000,000       $   994,828
Amsterdam Funding Corp.,
   3.70%, 8/22/2001                          1,000,000           993,525
Blue Ridge Asset Funding Corp.,
   4.30%, 7/5/2001                             777,000           771,153
CIT Group, Inc.,
   3.78%, 9/10/2001                          2,000,000         1,981,100
Centric Capital Corp,
   4.12%, 10/9/2001                          2,460,000         2,415,236
Clipper Receivables Corp.,
   3.88%, 7/12/2001                          1,000,000           997,413
Cooper Industries, Inc.,
   4.30%, 7/2/2001                           3,000,000         2,998,925
Falcon Asset Securitization Corp.,
   3.78%, 7/27/2001                            867,000           863,632
Homeside Lending, Inc.,
   3.78%, 8/1/2001                           1,000,000           995,380
Market Street Funding
   Corp., 3.82%, 7/18/2001                   2,400,000         2,392,869
Salomon Smith Barney
   Holdings, Inc.,
   3.85%, 7/6/2001                             624,000           622,799
Sony Capital Corp.,
   4.00%, 7/26/2001                          1,000,000           993,778
Sweetwater Capital Corp.,
   4.69%, 7/5/2001                             339,000           335,246
   3.70%, 8/31/2001                          1,008,000         1,000,334
Telstra Corp., Ltd.,
   3.96%, 8/7/2001                           1,000,000           990,210
Unilever Capital Corp.,
   3.97%#, 9/7/2001                          2,000,000         2,000,000
                                                              ----------
                                                              21,346,428
------------------------------------------------------------------------
Commercial Paper -- Yankee - 19.4%
Abbey National North American
   Corp.,
   5.16%, 7/10/2001                          1,000,000           976,923
BCI Funding Corp.,
   3.79%, 11/16/2001                         1,000,000           982,735
BHF Finance, Inc.,
   3.79%, 12/3/2001                          4,000,000         3,923,358
Brahms Funding Corp.,
   4.04%, 7/16/2001                          1,000,000           994,950
Caisse Nationale Des Caisses
   D'Epar,
   4.36%, 7/19/2001                          1,000,000           989,100
Den Danske Corp.,
   3.79%, 11/16/2001                         1,000,000           982,629

Short-Term                                  Principal            Value
Investments                                   Amount            [Note 2A]
-------------------------------------------------------------------------
Dresdner U.S. Finance, Inc.,
   4.10%, 10/24/2001                     $  1,900,000        $ 1,860,401
Halifax PLC,
   4.00%, 7/9/2001                          1,000,000            997,333
Restructured Asset Security,
   4.02%#, 7/13/2001                        1,000,000          1,000,000
Swedbank, Inc.,
   4.00%, 8/6/2001                            400,000            396,044
   3.98%, 8/10/2001                         1,060,000          1,048,984
UBS Finance LLC,
   4.25%, 7/2/2001                          1,108,000          1,107,608
                                                              ----------
                                                              15,260,065
------------------------------------------------------------------------
Other Bank Related Instruments -- U.S. - 7.3%
   (Bank Notes, Coupon Issues)
Bank of America, N.A.,
   3.9475%# Bank Note
   9/17/2001                                1,700,000          1,700,677
Bank One, N.A.,
   Bank Notes
   4.05125%#, 7/20/2001                     1,000,000          1,000,372
   4.11%#, 8/15/2001                        1,000,000          1,000,025
Comerica Bank, N.A.,
   4.03125%# Bank Note
   7/6/2001                                 1,000,000          1,000,001
Federal Home Loan Banks,
   8.13% Coupon Issue
   12/7/2001                                1,000,000          1,015,335
                                                              ----------
                                                               5,716,410
------------------------------------------------------------------------
Other Bank Related Instruments -- Yankee - 15.3%
   (Certificates of Deposit)
Commerzbank, 3.95%
   Certificate of Deposit
   8/21/2001                                3,000,000          2,999,782
Dexia Bank, 3.80%
   Certificate of Deposit
   9/13/2001                                1,000,000          1,000,000
KBC Bank, N.V., 5.38%
   Certificate of Deposit
   7/26/2001                                1,000,000          1,000,074
Merita Bank PLC, 5.26%
   Certificate of Deposit
   8/1/2001                                 2,000,000          2,000,017
Svenska Handelsbanken AB,
   5.28% Certificate of Deposit
   7/31/2001                                1,000,000          1,000,016
Toronto Dominion Bank, 3.86%
   Certificate of Deposit
   6/20/2001                                2,000,000          2,000,325
UBS AG, 7.00%
   Certificate of Deposit
   7/18/2001                                2,000,000          1,999,982
                                                              ----------
                                                              12,000,196
------------------------------------------------------------------------

                        See Notes to Financial Statements

                         Financial Statements of VCA-11
                  Statement of Net Assets as of June 30, 2001
                                   (Unaudited)

Short-Term                                    Principal          Value
Investments                                     Amount         [Note 2A]
------------------------------------------------------------------------
Other Corporate Debt--U.S. - 27.6%
   (Medium Term Notes, Corporate Bonds, Corporate Notes,
   Discount Notes)
Allstate Life Insurance Co.,
   4.48375%# Note
   8/1/2001                                $ 1,000,000       $ 1,000,000
American Express Credit Corp,
   6.125% Medium Term Note
   11/15/2001                                  650,000           652,974
Associates Corp. of North
   America, Medium
   Term Notes
   6.75%, 7/15/2001                            200,000           200,181
   7.11%, 7/16/2001                            150,000           150,125
   7.875%, 9/30/2001                           325,000           327,269
Bank One Corp., 3.9775%#
   Medium Term Note
   9/21/2001                                   750,000           750,112
Bishop Gate Residential
Mortgage Trust, 4.00125%# Note
   7/20/2001                                 1,000,000         1,000,000
CIT Group, Inc., 4.69375%#
   Medium Term Note
   7/16/2001                                 1,000,000           999,939
Caterpillar Financial Services
   Corp., 6.02% Medium Term Note
   4/15/2002                                   200,000           201,467
Citicorp, Inc., 9.50%
   Medium Term Note
   2/1/2002                                    150,000           154,386
Federal Home Loan Mortgage Corp.,
   3.98% Discount Note
   7/26/2001                                 2,000,000         1,981,648
First Union Corp., 9.45%
   Medium Term Note
   8/15/2001                                 2,650,000         2,664,706
FleetBoston Financial Corp.,
   4.20%# Medium Term Note
   8/24/2001                                 1,130,000         1,130,224


Short-Term                                    Principal          Value
Investments                                     Amount         [Note 2A]
------------------------------------------------------------------------
General Electric Capital Corp.,
   Medium Term Notes
   5.28%, 1/8/2002                         $   365,000       $   366,483
   7.00%, 3/1/2002                             293,000           297,835
International Lease Finance,
   6.375% Corporate Bond
   2/15/2002                                   815,000           821,028
J.P. Morgan Chase & Co.,
   7.25% Medium Term Note
   1/15/2002                                   100,000           101,184
Merrill Lynch & Co., Inc.,
   Medium Term Notes
   4.39375%#, 8/1/2001                       2,670,000         2,670,834
   4.645%#, 8/8/2001                         1,000,000         1,002,362
Morgan Stanley, 4.0005%#
   Medium Term Note
   7/16/2001                                 2,000,000         2,000,000
Short Term Repackaged Asset
   Trust, 1998-E, 4.00%# Note
   7/18/2001                                 1,000,000         1,000,000
Strategic Money Market Trust,
   2000-M,
   3.91%# Note
   9/13/2001                                 1,000,000         1,000,000
US Bancorp, 8.125%
   Medium Term Note
   5/15/2002                                 1,000,000         1,033,670
Wal-Mart Stores, Inc.,
   Corporate Notes
   6.15%, 8/10/2001                            115,000           115,218
   6.75%, 5/15/2002                            105,000           106,896
                                                              ----------
                                                              21,728,541
------------------------------------------------------------------------
Other Corporate Debt--Yankee - 2.5%
   (Medium Term Notes)
   Abbey National Treasury Services,
   PLC, 3.755%#
   Medium Term Note
   7/25/2001                                 2,000,000         1,999,621
------------------------------------------------------------------------

                        See Notes to Financial Statements

                         Financial Statements of VCA-11
                   Statement of Net Assets as of June 30, 2001
                                   (Unaudited)

                                                                 Value
                                                               [Note 2A]
------------------------------------------------------------------------
Total Short-Term Investments - 99.3%
   (Amortized cost: $78,051,261)                             $78,051,261
------------------------------------------------------------------------
Other Assets, Less Liabilities
   Cash                                                              905
   Interest Receivable                                           630,960
   Payable for Pending Capital Transactions                      (71,338)
------------------------------------------------------------------------
Total Other Assets, Less Liabilities - 0.7%                      560,527
------------------------------------------------------------------------
Net Assets - 100%                                             78,611,788
------------------------------------------------------------------------
Net Assets, representing:
   Equity of Participants - Class I
     27,073,814 Accumulation Units at an
     Accumulation Unit Value of $2.8733                       77,791,190
   Equity of Participants - Class II
     44,531 Accumulation Units at an
     Accumulation Unit Value of $2.9224                          130,137
   Equity of The Prudential Insurance Company
     of America                                                  690,461
                                                             -----------
                                                             $78,611,788
========================================================================

# Indicates a Variable Rate Security. Rate shown is rate in effect at June 30, 2001.
AB - Antiebolay (Swedish Stock Company)
AG - Aktiengesellschaft (German Stock Company)
LLC - Limited Liability Company
N.A. - National Association
N.V. - Naamkee Vennootachap (Dutch Company)
PLC - Public Limited Company

                        See Notes to Financial Statements

                         Financial Statements of VCA-11
                             Statement of Operations
                                   (Unaudited)

----------------------------------------------------------------------------------------------
Six Months Ended                                                                 June 30, 2001
----------------------------------------------------------------------------------------------
Investment Income
   Interest                                                                      $ 2,152,291
   Realized Loss on Investment Transactions                                              (17)
----------------------------------------------------------------------------------------------
Total Income                                                                       2,152,274
----------------------------------------------------------------------------------------------
Expenses
   Fees Charged to Participants for Investment Management Services                    98,034
   Fees Charged to Participants for Administrative Expenses                          294,399
----------------------------------------------------------------------------------------------
Total Expenses                                                                       392,433
----------------------------------------------------------------------------------------------
Net Investment Income and Net Increase In Net Assets Resulting from Operations   $ 1,759,841
==============================================================================================

                       Statement of Changes in Net Assets
                                   (Unaudited)

---------------------------------------------------------------------------------------------------------
                                                                  Six Months Ended         Year Ended
                                                                   June 30, 2001        December 31, 2000
---------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                $   1,759,841        $    4,633,569
---------------------------------------------------------------------------------------------------------
Capital Transactions
   Purchase Payments and Transfers In                                  40,424,460           125,309,188
   Withdrawals and Transfers Out                                      (43,817,769)         (141,039,846)
   Annual Account Charges Deducted from
     Participants' Accounts                                                (1,930)              (30,668)
---------------------------------------------------------------------------------------------------------
Net Decrease In Net Assets
   Resulting from Capital Transactions                                 (3,395,239)          (15,761,326)
---------------------------------------------------------------------------------------------------------
Net Decrease In Net Assets
   Resulting from Surplus Transfers                                        (1,953)               (7,811)
---------------------------------------------------------------------------------------------------------
Total Decrease in Net Assets                                           (1,637,351)          (11,135,568)
Net Assets
   Beginning of Period                                                 80,249,139            91,384,707
---------------------------------------------------------------------------------------------------------
   End of Period                                                    $  78,611,788        $   80,249,139
=========================================================================================================

                        See Notes to Financial Statements

Notes to Financial Statements of VCA-11 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1: General

     The Prudential Variable Contract Account-11 (VCA-11 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America ("Prudential") under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-11 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). The investment objective of the Account is to realize a high level of current income as is consisent with the preservation of capital and liquidity. Its investments are primarily composed of short-term securities. The ability of the issuers of the securities held by the Account to meet their obligations may be affected by economic developments in a specific state, industry or region. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

NOTE 2: Summary of Significant Accounting Policies

     A.   Valuation of Short-Term Investments

     Pursuant to an exemptive order from the Securities and Exchange Commission, securities having a remaining maturity of one year or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase adjusted for constant accretion of discount or amortization of premium to maturity. The rate displayed is the effective yield from the date of purchase to the date of maturity.

     B.   Securities Transactions and Investment Income

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Net investment income (other than administration fees) is allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership or investment in VCA-11. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

     C.   Taxes

     The operations of VCA-11 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-11 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-11 has not been reduced by federal income taxes.

NOTE 3: Investment Management Agreement and Charges

     A. The Account has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). PIFM has entered into a subadvisory agreement with Prudential Investment Management, Inc. ("PIM"), formerly known as The Prudential Investment Corporation ("PIC"). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with management of the Account. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PIFM pays for the services of PIM.

          A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant's equity in VCA-11, is charged to the Account. Up to three quarters of the charge (0.75%), paid to Prudential, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PIFM, is for investment management services.

Notes to Financial Statements of VCA-11 (Unaudited)
--------------------------------------------------------------------------------

          PIFM, PIC and PIM are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America. For the six months ended June 30, 2001, Prudential has advised the Account that it has received $294,191 and $208 in administration fees from Class I and Class II shares, respectively.

     B. An annual account charge of not more than $30 annually is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the fiscal year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the Participant has no account under a companion contract or the fixed rate option, or if the amount under the companion contract or the fixed rate option is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account, or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24.

     C. A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, a companion contract, and the fixed rate option of the nonqualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal from it. For the six months ended June 30, 2001 and the year ended December 31, 2000, Prudential has advised the Account that it received deferred sales charges of $598 and $3,750, respectively, imposed upon certain withdrawals from the Account.

Notes to Financial Statements of VCA-11 (Unaudited)
--------------------------------------------------------------------------------

NOTE 4: Unit Transactions

     The Account currently offers Class I and Class II shares. Class I shares are charged a daily administration fee at an effective annual rate of 0.75%. Class II shares are charged a daily administration fee at an effective annual rate of 0.25%. Both share classes are subject to an investment management fee charged daily at an effective annual rate of 0.25%.

     The number of Accumulation Units issued and redeemed for the six months ended June 30, 2001 and the year ended December 31, 2000 are as follows:

                                         Six Months Ended                        Year Ended
     Class I                               June 30, 2001                      December 31, 2000
     ---------------------------------------------------------------------------------------------------
     Units issued                   14,180,827     $  40,295,655        46,003,299      $   125,309,188
     ---------------------------------------------------------------------------------------------------
     Units redeemed                (15,411,959)      (43,816,182)      (51,797,895)        (141,039,846)
     ---------------------------------------------------------------------------------------------------
     Net increase (decrease)        (1,231,132)    $  (3,520,527)       (5,794,596)     $   (15,730,658)
     ---------------------------------------------------------------------------------------------------

                                    Six Months Ended             Year Ended
     Class II                         June 30, 2001            December 31, 2000
     ---------------------------------------------------------------------------
     Units issued                  45,089    $  128,805          --         --
     ---------------------------------------------------------------------------
     Units redeemed                  (558)       (1,587)         --         --
     ---------------------------------------------------------------------------
     Net increase (decrease)       44,531    $  127,218          --         --
     ---------------------------------------------------------------------------

NOTE 5: Net Increase (Decrease) In Net Assets Resulting From Surplus Transfers

     The increase (decrease) in net assets from surplus transfers represents the net increases to/(reductions) from Prudential's investment in the Account. This increase (decrease) includes reserve adjustments for morality and expense risks assumed by Prudential.

NOTE 6: Participant Loans

     Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example, by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

     Withdrawals, transfers and loans from VCA-11 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

     For the six months ended June 30, 2001, $206,734 in participant loans were withdrawn from VCA-11 and $72,081 of principal and interest was repaid to VCA-11. For the year ended December 31, 2000, $666,712 in participant loans were withdrawn from VCA-11 and $351,165 of principal and interest was repaid to VCA-11. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-11. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-11. During the six months ended June 30, 2001, Prudential has advised the Account that it received $3,703 in loan origination fees.

Supplemental Proxy Information (Unaudited)
--------------------------------------------------------------------------------

     A special meeting of persons having voting rights was held on April 20, 2001. The meeting was held for the following purposes:

(1) To permit PIFM to enter into or make material changes to subadvisory agreements with existing subadvisors to the Account, without obtaining the approval of persons having voting rights. This is called "Manager-of-Managers" structure and would not charge the rate of advisory fees charged to the Account.

(2)  To approve a new management agreement with PIFM.

(3)  To approve a new subadvisory agreement with PIM.


The results of the proxy solicitation on the preceding matters were:

Matter             Votes For          Votes Against         Abstentions
------             ---------          -------------         -----------
(1) PIFM          12,370,140            1,926,866             662,759
(2) PIFM          13,143,510              965,674             850,581
(3) PIM           13,118,070              997,513             844,184

The Prudential Series Fund, Inc.


The following pages represent information on The Prudential Series Fund, Inc. Portfolios. Returns are at the Portfolio level, not at the Subaccount level. VCA-24 Subaccount returns are located on the inside front cover of this report.

Each Subaccount of VCA-24 will invest in the corresponding portfolio of The Prudential Series Fund, Inc. (the "Fund"). Of the portfolios comprising the Fund, seven portfolios are presently available to The MEDLEY Program. The Diversified Bond Subaccount invests in the Diversified Bond Portfolio, the Government Income Subaccount in the Government Income Portfolio, the Conservative Balanced Subaccount in the Conservative Balanced Portfolio, the Flexible Managed Subaccount in the Flexible Managed Portfolio, the Stock Index Subaccount in the Stock Index Portfolio, the Equity Subaccount invests in the Equity Portfolio, and the Global Subaccount in the Global Portfolio.

There is no assurance that the investment objective of the portfolios will be attained, nor is there any guarantee that the amount available to a Participant will equal or exceed the total contributions made on that Participant's behalf. The value of the investments held in each account may fluctuate daily and is subject to the risks of both changing economic conditions and the selection of investments necessary to meet the Subaccounts' or Portfolios' objectives.

Important Note

This information supplements the financial statements and other information included in this Report to Participants in The MEDLEY Program. It highlights the investment performance of the seven portfolios of The Prudential Series Fund, Inc., which are available through the Prudential Variable Contract Account-24. The rates of return quoted on the following pages reflect deduction of investment management fees and portfolio expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the portfolio and when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of the Portfolio but also on the insurance, administrative charges and applicable sales charges, if any, under a contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

The Prudential Medley Program                 Semi-Annual Report   June 30, 2001
--------------------------------------------------------------------------------

Conservative Balanced Portfolio

MANAGED BY

Prudential Investment Management, Inc.

"We expect the stock market to produce better performance during the next few years than it has during the last 18 months. These expectations are driven by:

 .    Valuations--Share prices are attractive, although not unusually cheap.

 .    Economic Growth--This should accelerate as the effects of interest rate cuts take hold. Supplementing these cuts will be the positive effects of consumer spending from tax cuts and lower energy prices.

 .    Earnings Growth--Will look better compared with recent levels.

We don't expect higher-than-normal returns because long-term interest rates may rise if bond holders perceive the Fed's short-term rate cuts to be inflationary or if consumer spending drops as individuals become more concerned about future employment."

PERFORMANCE SUMMARY

---------------------------------------------------------------------------------------------
                                              Six
Average Annual Returns                        Month      1-Year    3-Year  5-Year   10-Year
---------------------------------------------------------------------------------------------
Conservative Balanced Portfolio(1)            -0.99%     -2.82%       2.83%    7.40%    8.70%
Lipper (VIP) Balanced Funds Avg.(2)           -1.72%     -0.54%       4.36%   10.31%   10.73%
S&P 500 Index(3)                              -6.69%    -14.82%       3.89%   14.48%   15.09%
Lehman Brothers Gov't./Corp. Bond Index(4)     3.51%     11.13%       5.99%    7.38%    7.93%
---------------------------------------------------------------------------------------------

Conservative Balanced Portfolio inception date: 5/13/83.


The Prudential Series Fund Conservative Balanced Portfolio returned -0.99% for the six months ending June 30, 2001.

PERFORMANCE REVIEW

As was the case last year, the Lehman Brothers Government/Corporate Bond Index outperformed the S&P 500 Index. Within the stock market, value stocks signifi-cantly outperformed growth stocks, and small-capitalization stocks significantly outperformed larger stocks.

The Portfolio's return was somewhat better than that of the Lipper (VIP) Balanced Funds Average. The Portfolio benefited from a conservative stock allocation and from the bond portion outperformance of its benchmark, the Lehman Brothers Government/Corporate Bond Index. The bond portion outperformance was primarily attributable to a larger weighting in corporate bonds than the Index.

                         $10,000 INVESTED OVER 10 YEARS


                                     [CHART]

                 $23,027 Conservative      $27,911 Lipper (VIP)        $21,445 Lehman Gov't./           $40,772
                 Balanced Portfolio/1/    Balanced Funds Avg./2/        Corp. Bond Index/4/         S&P 500 Index/3/
June 1991              10,000                      10,000                     10,000                    10,000
                       11,009                      11,322                     11,140                    11,416
June 1992              11,107                      11,278                     11,417                    11,339
                       11,774                      12,052                     11,984                    12,284
June 1993              12,696                      12,718                     12,918                    12,882
                       13,210                      13,369                     13,306                    13,520
June 1994              12,902                      12,780                     12,729                    13,062
                       13,083                      13,019                     12,839                    13,697
June 1995              14,370                      14,874                     14,354                    16,462
                       15,342                      16,248                     15,310                    18,838
June 1996              16,116                      17,026                     15,022                    20,739
                       17,279                      18,399                     15,754                    23,161
June 1997              18,626                      20,317                     16,187                    27,931
                       19,604                      21,874                     17,291                    30,885
June 1998              21,176                      24,062                     18,013                    36,359
                       21,905                      25,133                     18,929                    39,718
June 1999              22,789                      26,865                     18,498                    44,630
                       23,371                      27,948                     18,523                    48,072
June 2000              23,696                      28,553                     19,297                    47,867
                       23,258                      28,381                     20,718                    43,697
June 2001              23,027                      27,912                     21,445                    40,772

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

/4/ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of government and corporate bonds.

Investors cannot invest directly in a market index or average.

The Prudential Medley Program                 Semi-Annual Report   June 30, 2001
--------------------------------------------------------------------------------

Diversified Bond Portfolio

MANAGED BY

Prudential Investment Management, Inc.

"High-grade corporate bonds outperformed other sectors of the U.S. fixed-income market during the first half of 2001. We anticipate further gains in the prices of high-grade corporate bonds later in the year, as we expect the U.S. economy to recover."

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------
                                 Six
Average Annual Returns          Month    1-Year    3-Year    5-Year    10-Year
--------------------------------------------------------------------------------
Diversified Bond Portfolio/1/   5.29%    12.38%    5.57%     7.18%     7.91%
Lipper (VIP) Corp. Debt BBB     3.66%    10.07%    4.90%     6.89%     7.75%
  Avg./2/
Lehman Brothers Aggregate       3.62%    11.23%    6.26%     7.48%     7.87%
Bond Index/3/
--------------------------------------------------------------------------------

Diversified Bond Portfolio inception date: 5/13/83.


The Prudential Series Fund Diversified Bond Portfolio returned 5.29% and outperformed its Lipper average for the first six months primarily because the Portfolio began 2001 with a large exposure to long-term, investment-grade corporate bonds whose prices rallied sharply as the Federal Reserve (the Fed) repeatedly eased monetary policy.

PERFORMANCE REVIEW

By lowering short-term interest rates six times in as many months to reduce the borrowing costs of companies and individuals, the Fed hoped to breathe life into a lackluster U.S. economy. Bond prices usually rise when short-term rates fall. Therefore, prices of investment-grade corporate bonds gained solidly.

The bonds also rallied nicely because they had been selling at prices that were cheap relative to comparable U.S. Treasury securities at the beginning of 2001. Because they were relatively inexpensive, we began 2001 with a heavy exposure to long-term, high-grade corporate bonds. This strategy helped the Portfolio's performance.

Many corporations took advantage of the low-interest-rate environment by issuing a record number of investment-grade bonds in the first half of 2001. We sold some of the Portfolio's bonds at a profit, and purchased some of the newly issued bonds that were priced very attractively. These trades also helped the Portfolio outperform its Lipper average for the six-month reporting period.

The Portfolio also benefited from its modest exposure to high-yield (or junk) corporate bonds in the BB ratings category, which is the highest in the junk bond market. These higher-quality junk bonds performed well over the six-month reporting period.

                         $10,000 INVESTED OVER 10 YEARS

                                     [CHART]


             $21,405 Diversified    $21,108 Lipper (VIP)      $21,328 Lehman
              Bond Portfolio/1/     Corp. Debt BBB Avg./2/ Aggregate Bond Index/3/
June 1991              10,000               10,000                 10,000
                       11,143               11,095                 11,104
June 1992              11,445               11,436                 11,404
                       11,944               11,973                 11,926
June 1993              12,808               12,956                 12,748
                       13,154               13,399                 13,088
June 1994              12,653               12,777                 12,582
                       12,729               12,873                 12,707
June 1995              14,267               14,409                 14,161
                       15,368               15,383                 15,054
June 1996              15,132               15,153                 14,871
                       16,044               15,977                 15,601
June 1997              16,703               16,493                 16,083
                       17,418               17,524                 17,107
June 1998              18,191               18,256                 17,779
                       18,665               18,863                 18,593
June 1999              18,358               18,503                 18,338
                       18,527               18,571                 18,440
June 2000              19,047               19,093                 19,175
                       20,329               20,272                 20,584
June 2001              21,405               21,108                 21,328


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

2 The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The Lehman Brothers Aggregate Bond Index (LAI) is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Investors cannot invest directly in a market index or average.

The Prudential Medley Program                 Semi-Annual Report   June 30, 2001
--------------------------------------------------------------------------------

Equity Portfolio

MANAGED BY

GE Asset Management, Inc., Jennison Associates LLC, and Salomon Brothers Asset Management, Inc.

"The Portfolio has made a few changes in overall strategy with the intention of producing a more consistent return relative to the S&P 500 Index from period to period, while still aiming at long-term outperformance. The most significant change is increasing the number of investment advisers. In general, the changes we made should tend to reduce deviations from the S&P 500 Index in sector composition, so short-term changes in market favor will have less impact. The Portfolio may still favor some sectors over others, just not by as much as it has in the past. It will continue to look for the best investment opportunities within each sector."

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------
                                  Six
Average Annual Returns           Month    1-Year   3-Year   5-Year     10-Year
--------------------------------------------------------------------------------
Equity Portfolio (Class I)/1/   -5.64%    3.09%    2.15%    10.54%     13.26%
Lipper (VIP) Multi-Cap Value     0.94%   10.53%    5.76%    12.09%     12.72%
 Funds Avg./2/
S&P 500 Index/3/                -6.69%  -14.82%    3.89%    14.48%     15.09%
--------------------------------------------------------------------------------

Equity Portfolio (Class I) inception date: 5/13/83.


The Prudential Series Fund Equity Portfolio's (Class I) return was -5.64%. The Portfolio is still classified by Lipper as a value-style portfolio, and during this reporting period investors strongly favored value-style stocks. As a result of its blend style, the Portfolio trailed the Lipper Multi-Cap Value Funds Average's return of 0.94% while outperforming the style-neutral Lipper Large-Cap Core Fund Average of -7.92%--the category in which we expect it to be placed soon by Lipper. The Large-Cap Core category captures the Portfolio's current strategy and holdings--a change from its deep value strategy in past years.

PERFORMANCE REVIEW

The Portfolio had a large gain on its Microsoft investment, as the introduction of the XP generation of operating systems boosted Microsoft's prospects. Personal computer stocks such as Dell Computer and Compaq also bounced up from last year's declines. IBM, which has a large service business, and National Semiconductor, which provides semiconductor chips for a range of devices, also contributed.

A broader positive theme was the continuing strength of consumer spending. The Portfolio had gains on Darden Restaurants, Target, Philip Morris, and on the media companies AOL Time Warner and AT&T-Liberty Media Group. Healthcare stocks had, in the aggregate, the largest negative impact on the Portfolio's return, including Schering-Plough, Eli Lilly, and the biotechnology company Sepracor. We believe they suffered from the overreactions of a skittish market. Managed-care companies such as Health Net and Wellpoint Health Networks also fell with the healthcare sector. We don't believe that the broad fall in healthcare stock prices reflects any real change in the earnings prospects of companies in the sector.

Telecommunications-related stocks continued their slide, including companies that dominate core sectors of the networking and wireless hardware industries such as Nokia, Sun Microsystems, and Cisco Systems. Among service companies, Global Crossing and Qwest Communications International fell. We believe the steep price drops represent opportunities to buy firms with strong long-term franchises.

                         $10,000 INVESTED OVER 10 YEARS

                                     [CHART]

               $34,735 Equity Portfolio (Class I)/1/   $34,538 Lipper (VIP) Multi-Cap Value Funds Avg./2/   $40,772 S&P 500 Index/3/
June 1991                    10,000                                         10,000                                   10,000
                             10,450                                         11,168                                   11,416
June 1992                    11,141                                         11,307                                   11,339
                             11,931                                         12,173                                   12,284
June 1993                    13,443                                         12,996                                   12,882
                             14,541                                         13,836                                   13,520
June 1994                    14,260                                         13,491                                   13,062
                             14,945                                         13,874                                   13,697
June 1995                    17,423                                         16,326                                   16,462
                             19,621                                         18,372                                   18,838
June 1996                    21,056                                         19,989                                   20,739
                             23,254                                         22,285                                   23,161
June 1997                    26,339                                         25,607                                   27,931
                             28,988                                         28,022                                   30,885
June 1998                    32,603                                         31,044                                   36,359
                             31,697                                         31,419                                   39,718
June 1999                    36,600                                         34,638                                   44,630
                             35,655                                         32,754                                   48,072
June 2000                    33,705                                         31,689                                   47,867
                             36,826                                         34,638                                   43,697
June 2001                    34,736                                         34,538                                   40,772


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Multi-Cap Value Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Medley Program                 Semi-Annual Report   June 30, 2001
--------------------------------------------------------------------------------

Flexible Managed Portfolio


MANAGED BY

Prudential Investment Management, Inc.

"We expect the stock market to produce better performance during the next few years than it has during the last 18 months. These expectations are driven by:

 .    Valuations--Share prices are attractive, although not unusually cheap.

 .    Economic Growth--This should accelerate as the effects of interest rate cuts take hold. Supplementing these cuts will be the positive effects of consumer spending from tax cuts and lower energy prices.

 .    Earnings Growth--Future earnings will look better when compared with recent profit levels.

We don't expect higher-than-normal returns because long-term interest rates may rise if bond holders perceive the Fed's short-term rate cuts to be inflationary or consumer spending drops as individuals become more concerned about future employment."

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------
                                      Six
Average Annual Returns               Month   1-Year    3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Flexible Managed Portfolio/1/        -2.53%   -4.55%    1.37%     7.80%   10.19%
Lipper (VIP) Flexible Funds Avg./2/  -2.87%   -3.22%    4.51%    10.31%   11.29%
S&P 500 Index/3/                     -6.69%  -14.82%    3.89%    14.48%   15.09%
Lehman Brothers Gov't./Corp.          3.51%   11.13%    5.99%     7.38%    7.93%
Bond Index/4/
--------------------------------------------------------------------------------

Flexible Managed Portfolio inception date: 5/13/83.

The Prudential Series Fund Flexible Managed Portfolio returned - 2.53% for the six months ending June 30, 2001.


PERFORMANCE REVIEW

As was the case last year, the Lehman Brothers Government/Corporate Bond Index outperformed the S&P 500 Index. Within the stock market, value stocks significantly outperformed growth stocks, and small-capitalization stocks significantly outperformed larger stocks.

The Portfolio performed in line with the Lipper (VIP) Flexible Funds Average. The Portfolio was hurt by an overweighting in stocks and underperformance in the stock portion of the Portfolio. Underperformance within the technology sector was responsible for the underperformance in stocks. Performance relative to the S&P 500 Index was hurt by not holding Dell (+50%) and by having an underweighting in Microsoft (+68%), both of which bounced back strongly from last year's poor showing. Overweightings in Comverse Technology (-47%) and Applied Micro Circuits (-77%) also hurt performance within the sector.

The Portfolio was helped by the bond portion of the Portfolio outperformance, primarily attributable to a larger weighting in corporate bonds than the Index.

                         $10,000 INVESTED OVER 10 YEARS

                                     [CHART]

                   $26,395 Flexible     $29,448 Lipper (VIP)      $21,445 Lehman Gov't./        $40,772
                 Managed Portfolio/1/  Flexible Funds Avg./2/      Corp. BondIndex /4/     S&P 500 Index/3/
June 1991                    10,000             10,000                     10,000              10,000
                             11,539             11,340                     11,140              11,416
June 1992                    11,290             11,336                     11,417              11,339
                             12,418             12,212                     11,984              12,284
June 1993                    13,524             13,005                     12,918              12,882
                             14,352             13,720                     13,306              13,520
June 1994                    13,570             13,148                     12,729              13,062
                             13,898             13,463                     12,839              13,697
June 1995                    15,588             15,328                     14,354              16,462
                             17,252             16,833                     15,310              18,838
June 1996                    18,133             17,793                     15,022              20,739
                             19,604             19,250                     15,754              23,161
June 1997                    21,590             21,379                     16,187              27,931
                             23,126             23,119                     17,291              30,885
June 1998                    25,342             25,651                     18,013              36,359
                             25,493             26,760                     18,929              39,718
June 1999                    27,163             28,545                     18,498              44,630
                             27,475             30,309                     18,523              48,072
June 2000                    27,652             30,951                     19,297              47,867
                             27,079             30,357                     20,718              43,697
June 2001                    26,395             29,448                     21,445              40,772


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Flexible Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

/4/    The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of government and corporate bonds.

Investors cannot invest directly in a market index or average.

The Prudential Medley Program                 Semi-Annual Report   June 30, 2001
--------------------------------------------------------------------------------

Global Portfolio


MANAGED BY

Jennison Associates LLC

"We are comfortable with our current focus on consumer-oriented firms. The recent slowdown in capital investment hasn't affected consumer spending yet, and we think that the U.S. economy will show visible signs of rebounding before consumers pull back significantly. We reduced our focus on telecommunications because we think this sector will be the last to recover in the current slowdown, but it remains a long-term theme. We're adding capital goods companies because they are inexpensive, they diversify our holdings, and the U.S. Federal Reserve specifically targeted an increase in capital spending. We're adding U.S. investment banks because they normally benefit from lower interest rates, as well as from any recovery of stock issuance and mergers and acquisitions."

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------
                               Six
Average Annual Returns         Month    1-Year     3-Year      5-Year   10-Year
--------------------------------------------------------------------------------
Global Portfolio/1/           -8.63%    -24.04%     5.34%      10.13%    11.26%
Lipper (VIP) Global Avg./2/  -10.16%    -18.18%     4.16%       8.93%    10.90%
MSCI World Index/3/          -10.66%    -20.40%     1.09%       8.13%    10.02%
--------------------------------------------------------------------------------

Global Portfolio inception date: 9/19/88.


Falling markets were the primary reason for the Prudential Series Fund Global Portfolio's negative return. Despite its growth-oriented investing style in a value-oriented market, its -8.63% return beat the style-neutral Lipper (VIP) Global Average by about one and a half percentage points--a significant margin--and the MSCI World Index by even more. Some of its media holdings made large advances.

Foreign investments are subject to the risks of currency fluctuation, political and social risks, and illiquidity.

PERFORMANCE REVIEW

The continued strength of U.S. consumer spending helped the Portfolio's media holdings, notably AOL Time Warner and USA Networks, contribute significantly to its outperformance. Consumer spending also helped produce positive returns on smaller positions in hotels & restaurants and retailing. The Portfolio's aluminum holdings benefited from the energy shortage because smelters were shut, reducing aluminum supply, and some electricity was sold at high prices.

The primary reason for the Portfolio's negative return was steep share-price declines in the telecommunications services and telecommunications-related equipment industries. The greatest impact on the Portfolio came from companies that lead their industries: Nokia in wireless handsets, Solectron in contract manufacturing, Vodafone in wireless services, and Cisco Systems in network routers. We remain confident that these companies will continue to lead when growth recovers because of new services and new demand in emerging markets.

The drug stocks we owned--primarily Pharmacia, Pfizer, and American Home Products--are among a small number of huge firms that dominate the industry. We believe that their underperformance was the result of short-term influences, and that aging populations in the world's wealthiest countries will drive their continuing growth.

                         $10,000 INVESTED OVER 10 YEARS

                                     [CHART]

               $29,069 Global Portfolio/1/      $28,145 Lipper (VIP) Global Avg./2/    $25,991 MSCI World Index/3/
June 1991                 10,000                                 10,000                       10,000
                          10,682                                 10,960                       11,150
June 1992                 10,673                                 11,112                       10,422
                          10,317                                 10,806                       10,567
June 1993                 11,728                                 12,395                       12,168
                          14,767                                 14,842                       12,945
June 1994                 14,194                                 14,510                       13,415
                          14,046                                 14,530                       13,602
June 1995                 15,373                                 15,093                       14,846
                          16,276                                 16,089                       16,420
June 1996                 17,944                                 17,471                       17,583
                          19,481                                 18,739                       18,633
June 1997                 21,913                                 21,312                       21,500
                          20,840                                 21,212                       21,571
June 1998                 24,870                                 24,245                       25,161
                          26,067                                 24,708                       26,820
June 1999                 28,606                                 27,001                       29,103
                          38,648                                 34,146                       33,508
June 2000                 38,266                                 34,626                       32,652
                          31,816                                 31,305                       29,092
June 2001                 29,069                                 28,145                       25,991


/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Morgan Stanley Capital International World Index (MSCI) is an unmanaged weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index.

Investors cannot invest directly in a market index or average.

The Prudential Medley Program                 Semi-Annual Report   June 30, 2001
--------------------------------------------------------------------------------

Government Income Portfolio*


MANAGED BY

Prudential Investment Management, Inc.

"In the second half of 2001, the U.S. bond market could prove to be volatile within a range as it gradually reacts to the impact of monetary and fiscal stimulus on the U.S. economy, counterbalanced by weak corporate earnings. We plan to maintain significant holdings in non-U.S. Treasury securities such as mortgage-backed securities, given their unusually wide yield spreads."

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------
                               Six
Average Annual Returns         Month   1-Year     3-Year    5-Year   10-Year
--------------------------------------------------------------------------------
Government Income Portfolio/1/  2.17%    10.34%     5.57%     7.04%    7.72%
Lipper (VIP) General U.S.
  Gov't. Avg./2/                2.52%    10.38%     5.57%     6.75%    7.31%
Lehman Brothers Gov't. Bond
  Index/3/                      2.27%    10.33%     6.09%     7.36%    7.79%
--------------------------------------------------------------------------------
Government Income Portfolio inception date: 5/1/89.


The Prudential Series Fund Government Income Portfolio returned 2.17% and underperformed its Lipper average for the six months ending June 30, 2001. The Portfolio's somewhat longer-than-average duration (a measure of its sensitivity to changes in the level of interest rates) hurt its performance as an unexpected rise in the yields of longer-term Treasuries in the second quarter of 2001 drove their prices lower. The Portfolio's overweighting in 15-year mortgage-backed securities relative to 30-year mortgage-backed securities also detracted from its performance. Higher rates eased prepayment concerns on mortgage-backed securities, which benefited the more prepayment-sensitive 30-year sector of the mortgage-backed market. Shares of the Government Income Portfolio are not issued or guaranteed by the U.S. government.

The guarantee on U.S. Treasuries applies only to the underlying securities of the Portfolio, and not to the value of the Portfolio's shares. Mortgage-backed securities entail additional prepayment and extension risks.

PERFORMANCE REVIEW

The Federal Reserve (the Fed) cut short-term interest rates six times in the first half of 2001 to bolster U.S. economic growth. Bond prices usually rise when short-term rates decline. But in the second quarter of 2001, investors began to push prices of Treasuries lower (and their yields higher) out of fear that inflation would pick up if the Fed rate cuts succeeded in sparking an economic recovery.

Meanwhile, the relative performance of mortgage-backed securities improved in the second quarter of 2001. With longer-term bond yields climbing, there was less risk that homeowners would prepay the underlying mortgages as 30-year mortgage rates rose from 6.91% on March 29 to 7.11% by June 28. We increased the Portfolio's exposure to mortgage-backed securities, particularly those of Fannie Mae and Freddie Mac.

                         $10,000 INVESTED OVER 10 YEARS

                                     [CHART]

                      $21,042 Government         $20,264 Lipper (VIP)         $21,167 Lehman Gov't.
                     Income Portfolio/1/      General U.S. Gov't. Avg./2/         Bond Index/3/
June 1991                   10,000                    10,000                         10,000
                            11,369                    11,162                         11,137
June 1992                   11,451                    11,410                         11,375
                            12,035                    11,930                         11,942
June 1993                   13,127                    12,801                         12,842
                            13,546                    13,096                         13,215
June 1994                   12,787                    12,463                         12,671
                            12,847                    12,565                         12,769
June 1995                   14,385                    13,939                         14,199
                            15,349                    14,798                         15,110
June 1996                   14,976                    14,535                         14,839
                            15,689                    15,213                         15,529
June 1997                   16,102                    15,638                         15,937
                            17,206                    16,574                         17,018
June 1998                   17,884                    17,188                         17,730
                            18,769                    17,958                         18,695
June 1999                   18,278                    17,613                         18,270
                            18,262                    17,670                         18,277
June 2000                   19,071                    18,359                         19,185
                            20,596                    19,741                         20,698
June 2001                   21,042                    20,264                         21,167


* Not available in all variable contracts.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) General U.S. Gov't. Avg. is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Lehman Brothers Government Bond Index (LGI) is an unmanaged weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years.

Investors cannot invest directly in a market index or average.

The Prudential Medley Program                 Semi-Annual Report   June 30, 2001
--------------------------------------------------------------------------------

Stock Index Portfolio


MANAGED BY

Prudential Investment Management, Inc.

"Despite common perceptions, the U.S. economy as a whole has been seeing slower growth, but not a contraction. The exceptions have been in business investment and in exports. However, there has been an overall drop in corporate profits. We usually expect share prices to reflect investors' expectations for profit growth. Over the past six months, optimistic rises in expectations (in January and April, for example), were later crushed by negative news. If this pattern should continue, share prices would recover long-term growth when earnings disappointments taper off. When the profit downturn reaches a one-year mark, growth will be measured against lower-comparison quarters, and disappointments should be fewer."

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------
                                  Six
Average Annual Returns            Month    1-Year    3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Stock Index Portfolio/1/           -6.77%   -14.72%    3.78%   14.22%   14.75%
Lipper (VIP) S&P 500 Index         -6.86%   -15.04%    3.63%   14.13%   14.68%
 Objective Fds. Avg./2/
S&P 500 Index/3/                   -6.69%   -14.82%    3.89%   14.48%   15.09%
--------------------------------------------------------------------------------

Stock Index Portfolio inception date: 10/19/87.


The Prudential Series Fund Stock Index Portfolio declined 6.77% in the first half of 2001, within 10 basis points (hundredths of a percentage point) of the S&P 500 Index.

The Standard & Poor's 500 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot invest directly in any index, including the S&P 500 Index.

PERFORMANCE REVIEW

The decline of the S&P 500 Index over the first six months of 2001 was very broad. Although growth stocks (the more expensive shares on the Index in relation to companies' book value) fell farthest, even the S&P/Barra Value Index was negative for the half-year. Most of the market decline came in February and March in one of the fastest drops in the history of the S&P 500 Index. The worst-performing sectors were healthcare, technology, and utilities, all of which had experienced large gains fairly recently. The best-performing sector was one that was hurt in 2000 when consumer spending slowed: consumer cyclicals.

We view these movements as examples of sector volatility. Index portfolios are designed to avoid the risk of being invested in the wrong sector when market favor shifts. The result is a more consistent return than an investor is likely to receive from selective investing. Nonetheless, in the first half of 2001, a constant stream of earnings warnings and estimate reductions sharply reduced the prices that investors were willing to pay for stocks pretty much across the board. Although telecommunications hardware companies were the hardest hit, falling 55% over the half-year, concerns about corporate profitability were widespread. Only the consumer cyclical sector--consisting of industries that benefited from the continuing high level of consumer spending--had a substantial gain over the period.

                         $10,000 INVESTED OVER 10 YEARS

                                     [CHART]

               $39,586 Stock      $39,345 Lipper (VIP) S&P 500        $40,772
             Index Portfolio/1/  Index|Objective Funds Avg./2/  S&P 500 Index/3/
June 1991        10,000                    10,000                    10,000
                 11,385                    11,362                    11,416
June 1992        11,284                    11,252                    11,339
                 12,197                    12,189                    12,284
June 1993        12,763                    12,818                    12,882
                 13,376                    13,430                    13,520
June 1994        12,903                    12,960                    13,062
                 13,511                    13,547                    13,697
June 1995        16,208                    16,237                    16,462
                 18,519                    18,524                    18,838
June 1996        20,361                    20,353                    20,739
                 22,697                    22,718                    23,161
June 1997        27,308                    27,276                    27,931
                 30,149                    30,098                    30,885
June 1998        35,418                    35,354                    36,359
                 38,719                    38,602                    39,718
June 1999        43,401                    43,280                    44,630
                 46,673                    46,524                    48,072
June 2000        46,420                    46,277                    47,867
                 42,458                    42,233                    43,697
June 2001        39,586                    39,345                    40,772


/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                                 June 30, 2001


                                                                          Conservative   Diversified
                                                                            Balanced        Bond           Equity
                                                                           Portfolio      Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)............ $4,002,241,434 $1,458,861,069  $4,943,546,314
  Repurchase agreements (a).............................................             --             --     181,351,000
  Cash..................................................................      5,188,995             --              --
  Receivable for investments sold.......................................     23,753,539      5,104,313       4,603,976
  Interest and dividends receivable.....................................     19,100,889     24,943,123       4,677,473
  Receivable for securities lending income..............................      1,017,977        209,404              --
  Due from broker-variation margin......................................        481,750             --         116,500
  Receivable for capital stock sold.....................................        323,225         63,536         370,514
  Unrealized appreciation on forward foreign currency contracts.........             --        142,928              --
------------------------------------------------------------------------------------------------------------------------
   Total Assets.........................................................  4,052,107,809  1,489,324,373   5,134,665,777
------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian..................................................             --          1,064          31,971
  Payable for investments purchased.....................................    353,467,159     16,666,694      10,221,035
  Collateral for securities on loan.....................................    219,840,095    119,954,013              --
  Management fee payable................................................      3,260,261        928,796       1,937,140
  Payable for capital stock repurchased.................................      1,974,383        412,130       3,213,907
  Securities lending rebate payable.....................................        924,624         13,171              --
  Payable to securities lending agent...................................         23,338      2,540,363              --
  Deferred directors' fees..............................................          4,998          1,800           6,388
  Withholding tax payable...............................................            130          8,613              --
  Due to broker-variation margin........................................             --        472,750              --
  Outstanding options written (b).......................................             --             --          56,400
  Distribution fee payable..............................................             --             --             321
  Administration fee payable............................................             --             --             193
  Accrued expenses and other liabilities................................        679,629        216,702         275,952
------------------------------------------------------------------------------------------------------------------------
   Total Liabilities....................................................    580,174,617    141,216,096      15,743,307
------------------------------------------------------------------------------------------------------------------------
NET ASSETS.............................................................. $3,471,933,192 $1,348,108,277  $5,118,922,470
------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value...................................... $    2,426,349 $    1,152,480  $    2,337,163
  Paid-in-capital, in excess of par.....................................  3,365,470,615  1,258,214,080   5,088,452,723
  Undistributed (Distributions in excess of) net investment income......     27,702,170    106,846,779      10,391,703
  Accumulated net realized gain (loss) on investments...................     34,224,197    (29,700,657)    127,404,127
  Net unrealized appreciation (depreciation) on investments and foreign
   currencies...........................................................     42,109,861     11,595,595    (109,663,246)
------------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001............................................. $3,471,933,192 $1,348,108,277  $5,118,922,470
------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I............................................................... $3,471,933,192 $1,348,108,277  $5,117,457,904
  Class II..............................................................             --             --       1,464,566
------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)...........................................................    242,634,920    115,247,982     233,649,344
  Class II (d)..........................................................             --             --          66,916
------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I............................................................... $        14.31 $        11.70  $        21.90
  Class II..............................................................             --             --           21.89
------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments..................................... $3,952,622,775 $1,447,692,199  $5,234,509,493
(b)  Premium received from options written.............................. $           -- $           --  $      230,527
(c)  Class I authorized shares..........................................    740,000,000    340,000,000     590,000,000
(d)  Class II authorized shares.........................................     10,000,000     10,000,000      10,000,000

                                                                           Flexible
                                                                            Managed
                                                                           Portfolio
-----------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)............ $4,708,157,697
  Repurchase agreements (a).............................................             --
  Cash..................................................................             --
  Receivable for investments sold.......................................     33,833,524
  Interest and dividends receivable.....................................     16,441,347
  Receivable for securities lending income..............................      1,157,483
  Due from broker-variation margin......................................      2,009,631
  Receivable for capital stock sold.....................................        123,489
  Unrealized appreciation on forward foreign currency contracts.........             --
-----------------------------------------------------------------------------------------
   Total Assets.........................................................  4,761,723,171
-----------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian..................................................         31,829
  Payable for investments purchased.....................................    312,181,314
  Collateral for securities on loan.....................................    268,600,520
  Management fee payable................................................      4,273,879
  Payable for capital stock repurchased.................................      1,445,815
  Securities lending rebate payable.....................................      1,049,358
  Payable to securities lending agent...................................             --
  Deferred directors' fees..............................................          5,513
  Withholding tax payable...............................................         34,110
  Due to broker-variation margin........................................             --
  Outstanding options written (b).......................................             --
  Distribution fee payable..............................................             --
  Administration fee payable............................................             --
  Accrued expenses and other liabilities................................        843,424
-----------------------------------------------------------------------------------------
   Total Liabilities....................................................    588,465,762
-----------------------------------------------------------------------------------------
NET ASSETS.............................................................. $4,173,257,409
-----------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value...................................... $    2,650,723
  Paid-in-capital, in excess of par.....................................  4,055,302,195
  Undistributed (Distributions in excess of) net investment income......    175,607,620
  Accumulated net realized gain (loss) on investments...................    (78,116,759)
  Net unrealized appreciation (depreciation) on investments and foreign
   currencies...........................................................     17,813,630
-----------------------------------------------------------------------------------------
  Net assets, June 30, 2001............................................. $4,173,257,409
-----------------------------------------------------------------------------------------
Net assets consist of
  Class I............................................................... $4,173,257,409
  Class II..............................................................             --
-----------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)...........................................................    265,072,318
  Class II (d)..........................................................             --
-----------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I............................................................... $        15.74
  Class II..............................................................             --
-----------------------------------------------------------------------------------------
(a)  Identified cost of investments..................................... $4,668,083,227
(b)  Premium received from options written.............................. $           --
(c)  Class I authorized shares..........................................    740,000,000
(d)  Class II authorized shares.........................................     10,000,000


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                                 June 30, 2001


                                                                                                     Government
                                                                                       Global          Income      Stock Index
                                                                                      Portfolio      Portfolio      Portfolio
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)....................... $1,018,968,266  $346,434,513  $4,152,617,861
  Repurchase agreements (a)........................................................     26,254,000            --              --
  Cash.............................................................................            253            --              --
  Foreign currency, at value (b)...................................................     41,415,137            --              --
  Receivable for investments sold..................................................     11,054,141     6,571,157         860,508
  Interest and dividends receivable................................................      1,697,416     2,858,743       2,782,501
  Unrealized appreciation on forward foreign currency contracts....................        600,693            --              --
  Receivable for capital stock sold................................................         57,700        69,138         436,015
  Receivable for securities lending income.........................................          1,277       128,017       1,543,168
  Due from broker variation margin.................................................             --            --         254,975
---------------------------------------------------------------------------------------------------------------------------------
   Total Assets....................................................................  1,100,048,883   356,061,568   4,158,495,028
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.............................................................             --         3,492          53,695
  Collateral for securities on loan................................................     66,655,675    36,071,188     436,067,790
  Payable for capital stock repurchased............................................      5,204,236       212,288       2,079,722
  Unrealized depreciation on interest rate swaps...................................      1,648,534            --              --
  Management fee payable...........................................................      1,627,749       198,125       2,237,656
  Securities lending rebate payable................................................        304,878         4,225       1,403,973
  Withholding tax payable..........................................................        132,302            --              --
  Unrealized depreciation on forward foreign currency contracts....................         59,441            --              --
  Deferred directors' fees.........................................................          1,050           850           5,338
  Payable for investments purchased................................................             --    25,411,613         799,776
  Due to broker-variation margin...................................................             --       211,656              --
  Payable to securities lending agent..............................................             --       108,981          34,800
  Accrued expenses and other liabilities...........................................        307,549        72,265         737,829
---------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities...............................................................     75,941,414    62,294,683     443,420,579
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS......................................................................... $1,024,107,469  $293,766,885  $3,715,074,449
---------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value................................................. $      602,153  $    242,643  $    1,036,921
  Paid-in-capital, in excess of par................................................  1,063,672,403   272,371,243   2,313,033,616
  Undistributed (Distributions in excess of) net investment income.................      6,979,905    21,922,169       8,959,073
  Accumulated net realized gain (loss) on investments..............................    (32,684,937)   (3,355,659)    140,835,367
  Net unrealized appreciation (depreciation) on investments and foreign currencies.    (14,462,055)    2,586,489   1,251,209,472
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001........................................................ $1,024,107,469  $293,766,885  $3,715,074,449
---------------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I.......................................................................... $1,024,107,469  $293,766,885  $3,715,074,449
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)......................................................................     60,215,334    24,264,308     103,692,087
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.......................................................................... $        17.01  $      12.11  $        35.83
---------------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments................................................ $1,058,298,965  $343,984,032  $2,899,678,470
(b)  Identified cost of foreign currency........................................... $   41,695,799  $         --  $           --
(c)  Class I authorized shares.....................................................    140,000,000   130,000,000     340,000,000


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF OPERATIONS (Unaudited)
                        Six Months Ended June 30, 2001


                                                            Conservative   Diversified                   Flexible
                                                              Balanced        Bond         Equity         Managed
                                                             Portfolio      Portfolio     Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................ $  11,752,876  $   209,091  $  30,756,773  $  15,082,220
  Interest.................................................    56,984,656   46,020,160      5,140,168     58,408,458
  Income from securities loaned, net.......................       839,982      520,075             --        996,423
----------------------------------------------------------------------------------------------------------------------
                                                               69,577,514   46,749,326     35,896,941     74,487,101
----------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee...........................................     9,759,852    2,624,499     11,981,292     12,742,041
  Distribution fee -- Class II.............................            --           --          2,098             --
  Administration fee -- Class II...........................            --           --          1,259             --
  Shareholders' reports....................................       416,500      142,800        625,000        495,900
  Accounting fees..........................................       100,700       52,600         42,000        103,600
  Custodian's fees and expenses............................        94,200       24,800         99,000         94,200
  Audit fee................................................        38,700       13,400         59,000         46,600
  Commitment fee on syndicated credit agreement............        23,800        7,900         35,000         28,800
  Legal fees and expenses..................................         6,900        2,400         10,000          8,400
  Directors' fees and expenses.............................         3,400        2,500          4,000          3,600
  Transfer agent's fees and expenses.......................         2,900        3,500          4,000          3,000
  Miscellaneous............................................        21,397        6,311         29,523         25,361
----------------------------------------------------------------------------------------------------------------------
   Total expenses..........................................    10,468,349    2,880,710     12,892,172     13,551,502
  Less: custodian fee credit...............................       (30,081)     (20,350)       (23,681)       (61,158)
----------------------------------------------------------------------------------------------------------------------
   Net expenses............................................    10,438,268    2,860,360     12,868,491     13,490,344
----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................    59,139,246   43,888,966     23,028,450     60,996,757
----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................    14,864,808   10,656,547    152,645,613    (81,145,181)
   Options written.........................................            --           --     (1,409,674)            --
   Futures.................................................    18,524,377    1,592,653     (2,573,492)    12,919,282
   Foreign currencies......................................            --    1,780,865           (272)            --
----------------------------------------------------------------------------------------------------------------------
                                                               33,389,185   14,030,065    148,662,175    (68,225,899)
----------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................  (126,661,574)  11,218,364   (486,223,821)   (88,257,797)
   Options written.........................................            --           --        174,127             --
   Futures.................................................    (4,761,052)  (1,296,667)      (219,300)   (15,834,498)
   Foreign currencies......................................            --      142,928         (1,686)            --
----------------------------------------------------------------------------------------------------------------------
                                                             (131,422,626)  10,064,625   (486,270,680)  (104,092,295)
----------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES.........................................   (98,033,441)  24,094,690   (337,608,505)  (172,318,194)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS.................................. $ (38,894,195) $67,983,656  $(314,580,055) $(111,321,437)
----------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of:.................. $      20,141           --  $   1,354,853  $      38,079


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF OPERATIONS (Unaudited)
                        Six Months Ended June 30, 2001



                                                                           Government
                                                               Global        Income      Stock Index
                                                              Portfolio    Portfolio      Portfolio
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................ $   6,354,119           --  $  23,192,125
  Interest.................................................     2,454,527  $ 9,196,945      1,485,279
  Income from securities loaned, net.......................       435,852       68,064        789,933
-------------------------------------------------------------------------------------------------------
                                                                9,244,498    9,265,009     25,467,337
-------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee...........................................     4,089,292      589,985      6,759,767
  Accounting fees..........................................        56,000       42,600         57,000
  Custodian's fees and expenses............................       247,900       25,000         81,800
  Shareholders' reports....................................       131,400       32,700        467,600
  Audit fee................................................        12,400        5,000         43,600
  Commitment fee on syndicated credit agreement............         8,400        1,700         28,300
  Transfer agent's fees and expenses.......................         3,800        2,200          4,000
  Directors' fees and expenses.............................         2,300        2,000          3,600
  Legal fees and expenses..................................         2,200          600          7,900
  Miscellaneous............................................         7,508        1,726         24,002
-------------------------------------------------------------------------------------------------------
   Total expenses..........................................     4,561,200      703,511      7,477,569
  Less: custodian fee credit...............................       (23,617)      (9,905)       (12,313)
-------------------------------------------------------------------------------------------------------
   Net expenses............................................     4,537,583      693,606      7,465,256
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................     4,706,915    8,571,403     18,002,081
-------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................   (22,265,929)   1,158,414    144,713,790
   Futures.................................................            --     (705,603)    (5,675,522)
   Foreign currencies......................................      (676,315)          --             --
-------------------------------------------------------------------------------------------------------
                                                              (22,942,244)     452,811    139,038,268
-------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................   (78,121,340)  (2,290,876)  (445,530,656)
   Futures.................................................            --     (418,750)       568,331
   Foreign currencies......................................    (2,459,415)          --             --
-------------------------------------------------------------------------------------------------------
                                                              (80,580,755)  (2,709,626)  (444,962,325)
-------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES.........................................  (103,522,999)  (2,256,815)  (305,924,057)
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS.................................. $ (98,816,084) $ 6,314,588  $(287,921,976)
-------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of................... $     617,775           --  $      99,446


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)


                                                          Conservative                     Diversified
                                                       Balanced Portfolio                Bond Portfolio
                                                 ------------------------------  ------------------------------
                                                   Six Months      Year Ended      Six Months      Year Ended
                                                 Ended June 30,   December 31,   Ended June 30,   December 31,
                                                      2001            2000            2001            2000
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................. $   59,139,246  $  152,316,094  $   43,888,966  $   83,740,329
  Net realized gain (loss) on investments and
   foreign currencies...........................     33,389,185      38,979,909      14,030,065     (15,378,276)
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currencies...........................   (131,422,626)   (206,401,727)     10,064,625      45,833,710
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.....................................    (38,894,195)    (15,105,724)     67,983,656     114,195,763
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I......................................    (40,383,751)   (143,761,460)    (20,937,235)    (76,149,984)
   Class II.....................................             --              --              --              --
-----------------------------------------------------------------------------------------------------------------
                                                    (40,383,751)   (143,761,460)    (20,937,235)    (76,149,984)
-----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I......................................             --              --              --              --
   Class II.....................................             --              --              --              --
-----------------------------------------------------------------------------------------------------------------
                                                             --              --              --              --
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized
   capital gains
   Class I......................................             --     (28,525,582)             --        (154,720)
   Class II.....................................             --              --              --              --
-----------------------------------------------------------------------------------------------------------------
                                                             --     (28,525,582)             --        (154,720)
-----------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS................................    (40,383,751)   (172,287,042)    (20,937,235)    (76,304,704)
-----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold............................     21,200,197      36,179,880     103,288,197      65,312,487
  Capital stock issued in reinvestment of
   dividends and distributions..................     40,383,751     172,287,042      20,937,235      76,304,704
  Capital stock repurchased.....................   (224,660,181)   (693,927,016)    (92,925,255)   (163,578,521)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.............................   (163,076,233)   (485,460,094)     31,300,177     (21,961,330)
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS......................................   (242,354,179)   (672,852,860)     78,346,598      15,929,729
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...........................  3,714,287,371   4,387,140,231   1,269,761,679   1,253,831,950
-----------------------------------------------------------------------------------------------------------------
  End of period (b)............................. $3,471,933,192  $3,714,287,371  $1,348,108,277  $1,269,761,679
-----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold...................................      1,469,281       2,384,890       8,889,528       5,885,765
  Shares issued in reinvestment of
   dividends and distributions..................      2,822,065      11,522,454       1,820,629       6,870,772
  Shares repurchased............................    (15,570,716)    (45,617,907)     (7,984,194)    (14,789,510)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN
 SHARES OUTSTANDING.............................    (11,279,370)    (31,710,563)      2,725,963      (2,032,973)
-----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.................................. $   27,702,170  $    8,946,675  $  106,846,779  $   83,895,048

                                                              Equity
                                                            Portfolio
                                                 -------------------------------
                                                   Six Months      Year Ended
                                                 Ended June 30,   December 31,
                                                      2001            2000
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................. $   23,028,450  $    99,359,386
  Net realized gain (loss) on investments and
   foreign currencies...........................    148,662,175    1,032,651,133
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currencies...........................   (486,270,680)    (973,279,457)
----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.....................................   (314,580,055)     158,731,062
----------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I......................................    (12,633,467)    (102,292,545)
   Class II.....................................         (3,280)         (10,455)
----------------------------------------------------------------------------------
                                                    (12,636,747)    (102,303,000)
----------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I......................................             --       (2,366,581)
   Class II.....................................             --             (242)
----------------------------------------------------------------------------------
                                                             --       (2,366,823)
----------------------------------------------------------------------------------
  Distributions from net realized
   capital gains
   Class I......................................   (265,305,843)    (922,859,030)
   Class II.....................................       (118,898)        (233,451)
----------------------------------------------------------------------------------
                                                   (265,424,741)    (923,092,481)
----------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS................................   (278,061,488)  (1,027,762,304)
----------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold............................     64,272,271      164,590,658
  Capital stock issued in reinvestment of
   dividends and distributions..................    278,061,488    1,027,762,304
  Capital stock repurchased.....................   (285,278,153)    (904,109,555)
----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.............................     57,055,606      288,243,407
----------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS......................................   (535,585,937)    (580,787,835)
----------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...........................  5,654,508,407    6,235,296,242
----------------------------------------------------------------------------------
  End of period (b)............................. $5,118,922,470  $ 5,654,508,407
----------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold...................................      2,768,057        6,012,832
  Shares issued in reinvestment of
   dividends and distributions..................     12,480,318       41,958,871
  Shares repurchased............................    (12,316,699)     (32,920,434)
----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN
 SHARES OUTSTANDING.............................      2,931,676       15,051,269
----------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.................................. $   10,391,703               --


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A5

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
                                 June 30, 2001



                                                            Flexible                         Global
                                                        Managed Portfolio                   Portfolio
                                                 ------------------------------  ------------------------------
                                                   Six Months      Year Ended      Six Months      Year Ended
                                                 Ended June 30,   December 31,   Ended June 30,   December 31,
                                                      2001            2000            2001            2000
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................. $   60,996,757  $  152,940,029  $    4,706,915  $    3,411,553
  Net realized gain (loss) on investments and
   foreign currencies...........................    (68,225,899)     67,254,604     (22,942,244)    226,573,409
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies...................................   (104,092,295)   (288,055,378)    (80,580,755)   (486,613,702)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...............   (111,321,437)    (67,860,745)    (98,816,084)   (256,628,740)
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I......................................    (38,232,519)   (168,115,561)       (852,492)     (3,379,900)
-----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I......................................             --              --              --      (6,475,476)
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I......................................    (59,783,919)    (67,504,778)   (228,950,076)    (89,602,571)
-----------------------------------------------------------------------------------------------------------------
 TOTAL DIVIDENDS AND
 DISTRIBUTIONS..................................    (98,016,438)   (235,620,339)   (229,802,568)    (99,457,947)
-----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold............................     26,142,644      43,028,815     261,150,481     547,420,822
  Capital stock issued in reinvestment of
   dividends and distributions..................     98,016,438     235,620,339     229,802,568      99,457,947
  Capital stock repurchased.....................   (205,344,412)   (636,651,751)   (320,360,130)   (406,972,968)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.............................    (81,185,330)   (358,002,597)    170,592,919     239,905,801
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS......................................   (290,523,205)   (661,483,681)   (158,025,733)   (116,180,886)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...........................  4,463,780,614   5,125,264,295   1,182,133,202   1,298,314,088
-----------------------------------------------------------------------------------------------------------------
  End of period (b)............................. $4,173,257,409  $4,463,780,614  $1,024,107,469  $1,182,133,202
-----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold...................................      1,627,049       2,504,679      12,781,935      19,006,291
  Shares issued in reinvestment of dividends
   and distributions............................      6,219,317      14,021,602      12,866,885       3,698,020
  Shares repurchased............................    (12,797,977)    (36,990,583)    (15,495,013)    (14,555,873)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING...................................     (4,951,611)    (20,464,302)     10,153,807       8,148,438
-----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.................................. $  175,607,620  $  152,843,382  $    6,979,905  $    3,125,482

                                                          Government
                                                       Income Portfolio
                                                 ---------------------------
                                                   Six Months    Year Ended
                                                 Ended June 30, December 31,
                                                      2001          2000
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)..................  $  8,571,403  $ 17,801,023
  Net realized gain (loss) on investments and
   foreign currencies...........................       452,811    (3,512,067)
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies...................................    (2,709,626)   20,470,025
------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...............     6,314,588    34,758,981
------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I......................................    (4,450,256)  (22,098,716)
------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I......................................           ---            --
------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I......................................            --      (865,700)
------------------------------------------------------------------------------
 TOTAL DIVIDENDS AND
 DISTRIBUTIONS..................................    (4,450,256)  (22,964,416)
------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold............................    21,062,950    12,511,530
  Capital stock issued in reinvestment of
   dividends and distributions..................     4,450,256    22,964,416
  Capital stock repurchased.....................   (25,080,688)  (91,281,367)
------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.............................       432,518   (55,805,421)
------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS......................................     2,296,850   (44,010,856)
------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...........................   291,470,035   335,480,891
------------------------------------------------------------------------------
  End of period (b).............................  $293,766,885  $291,470,035
------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold...................................     1,719,451     1,054,279
  Shares issued in reinvestment of dividends
   and distributions............................       369,930     1,949,415
  Shares repurchased............................    (2,070,313)   (7,802,801)
------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING...................................        19,068    (4,799,107)
------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of..................................  $ 21,922,169  $ 17,801,022


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)


                                                                                                         Stock Index
                                                                                                          Portfolio
                                                                                               ------------------------------
                                                                                                 Six Months      Year Ended
                                                                                               Ended June 30,   December 31,
                                                                                                    2001            2000
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
  Net investment income (loss)................................................................ $   18,002,081  $   37,882,299
  Net realized gain (loss) on investments and foreign currencies..............................    139,038,268     161,135,662
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies..   (444,962,325)   (616,928,958)
-------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..............................   (287,921,976)   (417,910,997)
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I....................................................................................     (9,043,008)    (38,198,091)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I....................................................................................    (13,532,817)   (147,427,094)
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS............................................................    (22,575,825)   (185,625,185)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..........................................................................    166,923,953     422,421,211
  Capital stock issued in reinvestment of dividends and distributions.........................     22,575,825     185,625,185
  Capital stock repurchased...................................................................   (349,961,302)   (473,493,960)
-------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..............   (160,461,524)    134,552,436
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......................................................   (470,959,325)   (468,983,746)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.........................................................................  4,186,033,774   4,655,017,520
-------------------------------------------------------------------------------------------------------------------------------
  End of period (b)........................................................................... $3,715,074,449  $4,186,033,774
-------------------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold.................................................................................      4,506,702       9,767,456
  Shares issued in reinvestment of dividends and distributions................................        621,923       4,767,690
  Shares repurchased..........................................................................     (9,724,591)    (10,971,202)
-------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING...............................................     (4,595,966)      3,563,944
-------------------------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of.......................................... $    8,959,073              --


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A7

                       THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS

                        CONSERVATIVE BALANCED PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 87.7%                 Value
                                   Shares     (Note 2)
COMMON STOCKS -- 48.7%             ------- --------------
Advertising
  TMP Worldwide, Inc.(a)(b).......  10,000 $      600,000
                                           --------------
Aerospace -- 0.7%
  Boeing Co....................... 131,300      7,300,280
  General Dynamics Corp...........  30,900      2,404,329
  Honeywell International, Inc.... 124,212      4,346,178
  Lockheed Martin Corp............  60,200      2,230,410
  Northrop Grumman Corp...........  11,200        897,120
  Raytheon Co.....................  52,300      1,388,565
  United Technologies Corp........  74,500      5,457,870
                                           --------------
                                               24,024,752
                                           --------------
Airlines -- 0.1%
  AMR Corp........................  24,000        867,120
  Delta Air Lines, Inc............  20,600        908,048
  Southwest Airlines Co........... 117,300      2,168,877
  US Airways, Inc.(a).............  11,100        269,730
                                           --------------
                                                4,213,775
                                           --------------
Apparel -- 0.1%
  Cintas Corp.....................  19,000        878,750
  Nike, Inc. (Class "B" Stock)....  42,200      1,771,978
  Reebok International, Ltd.(a)...  10,200        325,890
                                           --------------
                                                2,976,618
                                           --------------
Autos - Cars & Trucks -- 0.5%
  Cummins Engine Co., Inc.........   7,200        278,640
  Dana Corp.......................  25,000        583,500
  Delphi Automotive Systems Corp..  86,252      1,373,995
  Ford Motor Co................... 290,595      7,134,107
  General Motors Corp.............  80,191      5,160,291
  Genuine Parts Co................  30,700        967,050
  Navistar International Corp.(a).   8,800        247,544
  PACCAR, Inc.....................  13,900        714,738
  TRW, Inc........................  20,500        840,500
  Visteon Corp....................  24,811        456,026
                                           --------------
                                               17,756,391
                                           --------------
Banks and Savings & Loans -- 2.8%
  AmSouth Bancorporation..........  58,100      1,074,269
  Bank of New York Co., Inc....... 115,500      5,544,000
  Bank One Corp................... 179,872      6,439,417
  BankAmerica Corp................ 250,461     15,035,174
  BB&T Corp.(b)...................  54,200      1,989,140
  Charter One Financial, Inc......  22,800        727,320
  Comerica, Inc...................  26,100      1,503,360
  First Union Corp................ 155,000      5,415,700
  Golden West Financial Corp......  27,900      1,792,296
  Huntington Bancshares, Inc......  44,836        733,069
  J.P. Morgan Chase & Co.......... 296,190     13,210,074
  KeyCorp.........................  68,300      1,779,215
  Mellon Financial Corp...........  79,700      3,666,200
  National City Corp..............  92,900      2,859,462
  Northern Trust Corp.............  32,600      2,037,500
  PNC Financial Svcs. Group.......  44,300      2,914,497

                                                     Value
COMMON STOCKS                            Shares     (Note 2)
(Continued)                              ------- --------------
Banks and Savings & Loans (cont'd.)
  Providian Financial Corp..............  43,100 $    2,551,520
  SouthTrust Corp.......................  56,800      1,476,800
  SunTrust Banks, Inc...................  46,300      2,999,314
  U.S. Bancorp.......................... 289,985      6,608,758
  Union Planters Corp.(b)...............  23,800      1,037,680
  Wachovia Corp.........................  30,900      2,198,535
  Wells Fargo & Co...................... 256,100     11,890,723
  Zions Bancorporation..................   6,000        354,000
                                                 --------------
                                                     95,838,023
                                                 --------------
Business Services -- 0.1%
  Fiserv, Inc.(a).......................  14,000        895,720
  Omnicom Group, Inc....................  27,400      2,356,400
  Robert Half International, Inc.(a)....  16,000        398,240
                                                 --------------
                                                      3,650,360
                                                 --------------
Chemicals -- 0.5%
  Air Products & Chemicals, Inc.........  34,700      1,587,525
  Dow Chemical Co....................... 137,031      4,556,280
  Du Pont (E.I.) de Nemours & Co........ 163,820      7,902,677
  Eastman Chemical Co...................  11,400        542,982
  Engelhard Corp........................  18,100        466,799
  FMC Corp.(a)..........................   6,000        411,360
  Great Lakes Chemical Corp.(b).........   9,700        299,245
  Hercules, Inc.........................  21,500        242,950
  Praxair, Inc..........................  26,200      1,231,400
  Rohm & Haas Co........................  33,511      1,102,512
  Sigma-Aldrich Corp....................  14,900        575,438
                                                 --------------
                                                     18,919,168
                                                 --------------
Commercial Services -- 0.1%
  Concord EFS, Inc.(a)..................  31,000      1,612,310
  Convergys Corp.(a)....................  19,000        574,750
  Deluxe Corp...........................  15,000        433,500
  Quintiles Transnational Corp.(a)......  17,300        436,825
                                                 --------------
                                                      3,057,385
                                                 --------------
Computers -- 1.9%
  Apple Computer, Inc.(a)...............  48,600      1,129,950
  Compaq Computer Corp.................. 265,689      4,115,523
  Dell Computer Corp.(a)(b)............. 402,300     10,520,145
  Gateway, Inc.(a)......................  48,800        802,760
  Hewlett-Packard Co.................... 304,200      8,700,120
  International Business Machines Corp.. 268,900     30,385,700
  NCR Corp.(a)..........................  14,700        690,900
  Palm, Inc.(a).........................  81,647        495,597
  Sun Microsystems, Inc.(a)............. 493,000      7,749,960
                                                 --------------
                                                     64,590,655
                                                 --------------
Computer Services -- 4.2%
  Adobe Systems, Inc....................  37,200      1,748,400
  Autodesk, Inc.........................  12,200        455,060
  Automatic Data Processing, Inc........  98,800      4,910,360
  BMC Software, Inc.(a).................  37,900        854,266
  BroadVision, Inc.(a)(b)...............  31,000        155,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

June 30, 2001 (Unaudited)


                                                                Value
      COMMON STOCKS                                Shares      (Note 2)
      (Continued)                                 --------- --------------
      Computer Services  (cont'd.)
        Cabletron Systems, Inc.(a)...............    30,200 $      690,070
        Cisco Systems, Inc.(a)(b)................ 1,101,300     20,043,660
        Citrix Systems, Inc.(a)(b)...............    31,800      1,109,820
        Computer Associates International, Inc...    87,900      3,164,400
        Computer Sciences Corp.(a)(b)............    25,600        885,760
        Compuware Corp.(a).......................    59,000        825,410
        Comverse Technology, Inc.(a)(b)..........    23,500      1,341,850
        Electronic Data Systems Corp.(b).........    69,600      4,350,000
        EMC Corp.(b).............................   333,350      9,683,818
        First Data Corp..........................    61,900      3,977,075
        Intuit, Inc.(a)..........................    24,000        959,760
        Mercury Interactive Corp.(a)(b)..........    10,000        599,000
        Microsoft Corp.(a).......................   820,700     59,911,100
        Network Appliance, Inc.(a)...............    45,900        628,830
        Novell, Inc.(a)..........................    55,200        314,088
        Oracle Corp.(a)..........................   871,800     16,564,200
        Parametric Technology Corp.(a)...........    49,200        688,308
        Peoplesoft, Inc.(a)......................    44,200      2,175,966
        Sapient Corp.(a).........................    19,200        187,200
        Siebel Systems, Inc.(a)..................    60,800      2,851,520
        Symbol Technologies, Inc.(b).............    20,000        444,000
        Unisys Corp.(a)..........................    49,200        723,732
        VERITAS Software Corp.(a)(b).............    63,048      4,194,583
        Yahoo!, Inc.(a)(b).......................    82,600      1,651,174
                                                            --------------
                                                               146,088,410
                                                            --------------
      Construction -- 0.1%
        Centex Corp..............................     8,100        330,075
        Fluor Corp...............................    11,300        510,195
        KB HOME..................................     7,200        217,224
        Pulte Corp...............................     7,600        323,988
        Vulcan Materials Co......................    16,400        881,500
                                                            --------------
                                                                 2,262,982
                                                            --------------
      Containers
        Ball Corp................................     4,400        209,264
        Bemis Co., Inc...........................    10,300        413,751
        Pactiv Corp.(a)..........................    26,200        351,080
        Sealed Air Corp.(a)......................    12,500        465,625
                                                            --------------
                                                                 1,439,720
                                                            --------------
      Cosmetics & Soaps -- 0.7%
        Alberto-Culver Co. (Class "B" Stock).....     9,100        382,564
        Avon Products, Inc.......................    37,900      1,754,012
        Colgate-Palmolive Co.....................    91,400      5,391,686
        Gillette Co.(b)..........................   168,200      4,876,118
        International Flavors & Fragrances, Inc..    17,100        429,723
        Procter & Gamble Co......................   202,500     12,919,500
                                                            --------------
                                                                25,753,603
                                                            --------------
      Diversified Consumer Products -- 0.6%
        Eastman Kodak Co.........................    47,800      2,231,304
        Fortune Brands, Inc......................    27,700      1,062,572
        Philip Morris Cos., Inc..................   344,200     17,468,150
                                                            --------------
                                                                20,762,026
                                                            --------------
      Diversified Office Equipment -- 0.1%
        Avery Dennison Corp......................    18,100        924,005
        Lexmark International, Inc.(a)...........    19,433      1,306,869

                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Diversified Office Equipment (cont'd.)
          Pitney Bowes, Inc....................    43,100 $    1,815,372
          Xerox Corp...........................   103,100        986,667
                                                          --------------
                                                               5,032,913
                                                          --------------
        Diversified Operations -- 2.2%
          Cendant Corp.(a).....................   112,800      2,199,600
          General Electric Co.................. 1,526,800     74,431,500
                                                          --------------
                                                              76,631,100
                                                          --------------
        Drugs & Medical Supplies -- 5.7%
          Abbott Laboratories..................   241,200     11,580,012
          Allergan, Inc........................    21,500      1,838,250
          American Home Products Corp..........   204,900     11,974,356
          Amgen, Inc.(a).......................   160,200      9,720,936
          Bard (C.R.), Inc.....................     9,400        535,330
          Bausch & Lomb, Inc.(b)...............     8,900        322,536
          Baxter International, Inc............    86,400      4,233,600
          Becton Dickinson & Co................    40,900      1,463,811
          Biogen, Inc.(a)......................    20,600      1,119,816
          Biomet, Inc..........................    29,400      1,412,964
          Boston Scientific Corp.(a)...........    64,200      1,091,400
          Bristol-Myers Squibb Co.(b)..........   304,000     15,899,200
          Cardinal Health, Inc.................    62,550      4,315,950
          Chiron Corp.(a)......................    24,000      1,224,000
          Forest Laboratories, Inc.(a).........    23,000      1,633,000
          Guidant Corp.(a)(b)..................    46,200      1,663,200
          Johnson & Johnson(b).................   463,548     23,177,400
          King Pharmaceuticals, Inc.(a)........    20,000      1,075,000
          Lilly (Eli) & Co.....................   171,100     12,661,400
          MedImmune, Inc.(a)...................    27,000      1,274,400
          Medtronic, Inc.......................   187,400      8,622,274
          Merck & Co., Inc.....................   356,300     22,771,133
          Pfizer, Inc..........................   971,400     38,904,570
          Pharmacia Corp.(b)...................   196,361      9,022,788
          Schering-Plough Corp.................   230,500      8,353,320
          St. Jude Medical, Inc.(a)............    14,100        846,000
          Stryker Corp.........................    25,000      1,371,250
          Watson Pharmaceuticals, Inc.(a)......    15,900        980,076
                                                          --------------
                                                             199,087,972
                                                          --------------
        Electronics -- 2.3%
          Advanced Micro Devices, Inc.(a)(b)...    45,400      1,311,152
          Altera Corp.(a)......................    58,000      1,682,000
          Analog Devices, Inc.(a)..............    54,900      2,374,425
          Applied Materials, Inc.(a)...........   120,000      5,892,000
          Applied Micro Circuits Corp.(a)(b)...    40,000        688,000
          Broadcom Corp.
           (Class "A" Stock)(a)(b).............    32,400      1,385,424
          Conexant Systems, Inc.(a)............    30,700        274,765
          Emerson Electric Co.(b)..............    63,800      3,859,900
          Intel Corp........................... 1,039,200     30,396,600
          Jabil Circuit, Inc. (a)..............    18,000        555,480
          KLA-Tencor Corp.(a)..................    29,300      1,713,171
          Linear Technology Corp...............    47,100      2,082,762
          LSI Logic Corp.(a)(b)................    45,300        851,640
          Maxim Integrated Products Inc.(a)(b).    43,000      1,901,030
          Micron Technology, Inc.(a)(b)........    84,800      3,485,280
          Molex, Inc...........................    30,800      1,125,124
          National Semiconductor Corp.(a)......    27,000        786,240

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

June 30, 2001 (Unaudited)


                                                     Value
COMMON STOCKS                            Shares     (Note 2)
(Continued)                              ------- --------------
Electronics (cont'd.)
  Novellus Systems, Inc.(a)(b)..........  16,000 $      908,640
  QLogic Corp.(a).......................  10,000        644,500
  Rockwell International Corp...........  29,100      1,109,292
  Sanmina Corp.(a)(b)...................  40,000        936,400
  Solectron Corp.(a)....................  92,900      1,700,070
  Tektronix, Inc........................  21,600        586,440
  Teradyne, Inc.(a).....................  24,300        804,330
  Texas Instruments, Inc.(b)............ 260,100      8,193,150
  Thomas & Betts Corp...................  12,700        280,289
  Vitesse Semiconductor Corp.(a)........  23,000        483,920
  Xilinx, Inc.(a)(b)....................  48,100      1,983,644
                                                 --------------
                                                     77,995,668
                                                 --------------
Financial Services -- 4.1%
  Ambac Financial Group, Inc............  10,000        582,000
  American Express Co................... 207,900      8,066,520
  Bear Stearns Companies, Inc...........  18,316      1,080,095
  Capital One Financial, Inc............  32,100      1,926,000
  Citigroup, Inc........................ 775,958     41,001,621
  Countrywide Credit Industries Inc.....  20,100        922,188
  Equifax, Inc..........................  24,500        898,660
  Federal Home Loan Mortgage Corp....... 109,000      7,630,000
  Federal National Mortgage Association. 156,200     13,300,430
  Fifth Third Bancorp...................  90,621      5,441,791
  FleetBoston Financial Corp............ 171,814      6,778,062
  Franklin Resources, Inc...............  39,900      1,826,223
  H&R Block, Inc........................  17,800      1,148,990
  Household International, Inc..........  73,752      4,919,258
  John Hancock Financial Services, Inc..  10,000        399,888
  Lehman Brothers Holdings, Inc.........  37,800      2,938,950
  MBNA Corp............................. 125,750      4,143,463
  Merrill Lynch & Co., Inc.............. 123,200      7,299,600
  Moody's Corp..........................  27,500        921,250
  Morgan Stanley Dean Witter & Co....... 173,880     11,168,312
  Paychex, Inc..........................  58,300      2,332,000
  Price (T. Rowe) & Associates, Inc.....  16,100        601,979
  Regions Financial Corp................  37,700      1,206,400
  Schwab (Charles) Corp................. 201,350      3,080,655
  State Street Corp.....................  47,800      2,365,622
  Stilwell Financial, Inc...............  38,400      1,288,704
  Synovus Financial Corp................  48,250      1,514,085
  USA Education, Inc....................  25,700      1,876,100
  Washington Mutual, Inc................ 131,817      4,949,728
                                                 --------------
                                                    141,608,574
                                                 --------------
Food & Beverage -- 1.8%
  Anheuser Busch Companies, Inc.(b)..... 143,100      5,895,720
  Archer Daniels Midland Co............. 111,549      1,450,137
  Brown-Forman Corp. (Class "B" Stock)..  10,500        671,370
  Campbell Soup Co......................  64,200      1,653,150
  Coca-Cola Co.......................... 383,800     17,271,000
  Coca-Cola Enterprises, Inc.(b)........  72,100      1,178,835
  ConAgra, Inc..........................  79,400      1,572,914
  Coors (Adolph) Co. (Class "B" Stock)..   6,600        331,188
  General Mills, Inc....................  47,100      2,062,038
  Heinz (HJ) & Co.......................  53,600      2,191,704
  Hershey Foods Corp....................  22,300      1,376,133
  Kellogg Co.(b)........................  63,200      1,832,800

                                                     Value
COMMON STOCKS                            Shares     (Note 2)
(Continued)                              ------- --------------
Food & Beverage (cont'd.)
  Pepsi Bottling Group, Inc.............  15,000 $      601,500
  PepsiCo, Inc.......................... 226,300     10,002,460
  Quaker Oats Co........................  21,100      1,925,375
  Ralston-Ralston Purina Group..........  49,600      1,488,992
  Sara Lee Corp......................... 133,400      2,526,596
  Sysco Corp............................ 100,800      2,736,720
  Unilever NV...........................  89,617      5,338,485
  Wrigley (William) Jr. Co..............  36,000      1,686,600
                                                 --------------
                                                     63,793,717
                                                 --------------
Forest Products -- 0.3%
  Boise Cascade Corp....................   8,100        284,877
  Georgia-Pacific Corp.(b)..............  37,095      1,255,666
  International Paper Co................  72,073      2,573,006
  Louisiana-Pacific Corp................  14,500        170,085
  Mead Corp.(b).........................  17,100        464,094
  Potlatch Corp.........................   4,200        144,522
  Temple-Inland, Inc....................  10,500        559,545
  Westvaco Corp.........................  16,200        393,498
  Weyerhaeuser Co.......................  35,500      1,951,435
  Willamette Industries, Inc............  20,100        994,950
                                                 --------------
                                                      8,791,678
                                                 --------------
Gas Pipelines -- 0.2%
  Dynegy, Inc. (Class "A" Stock)........  44,000      2,046,000
  Kinder Morgan, Inc.(b)................  12,000        603,000
  Peoples Energy Corp...................   6,400        257,280
  Sempra Energy.........................  31,919        872,665
  Williams Companies, Inc...............  64,700      2,131,865
                                                 --------------
                                                      5,910,810
                                                 --------------
Hospitals/Hospital Management -- 0.4%
  Columbia / HCA Healthcare Corp........  84,100      3,800,479
  Healthsouth Corp.(a)..................  66,200      1,057,214
  Humana, Inc.(a).......................  30,000        295,500
  IMS Health, Inc.......................  53,200      1,516,200
  Manor Care, Inc.(a)...................  17,000        539,750
  McKesson HBOC, Inc....................  44,530      1,652,954
  Tenet Healthcare Corp.................  52,500      2,708,475
  UnitedHealth Group, Inc...............  52,200      3,223,350
  Wellpoint Health Networks, Inc.(a)(b).   7,000        659,680
                                                 --------------
                                                     15,453,602
                                                 --------------
Household Products & Personal Care -- 0.2%
  Clorox Co.............................  36,100      1,221,985
  Kimberly-Clark Corp...................  85,100      4,757,090
  Leggett & Platt, Inc..................  30,400        669,712
                                                 --------------
                                                      6,648,787
                                                 --------------
Housing Related -- 0.3%
  Lowe's Cos., Inc.(b)..................  57,500      4,171,625
  Masco Corp............................  70,600      1,762,176
  Maytag Corp...........................  13,600        397,936
  Newell Rubbermaid, Inc.(b)............  44,614      1,119,811
  Stanley Works.........................  13,200        552,816
  Tupperware Corp.......................   7,000        164,010
  Whirlpool Corp........................  11,400        712,500
                                                 --------------
                                                      8,880,874
                                                 --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

June 30, 2001 (Unaudited)


                                                              Value
       COMMON STOCKS                              Shares     (Note 2)
       (Continued)                                ------- --------------
       Instrument - Controls -- 0.2%
         Agilent Technologies, Inc.(a)...........  62,593 $    2,034,273
         Applera Corp.-Applied Biosystems Group    33,000        882,750
         Johnson Controls, Inc...................  13,500        978,345
         PerkinElmer, Inc........................  15,200        418,456
         Thermo Electron Corp.(a)................  36,700        808,134
                                                          --------------
                                                               5,121,958
                                                          --------------
       Insurance -- 2.1%
         Aetna, Inc.(a)(b).......................  23,100        597,597
         AFLAC, Inc..............................  82,200      2,588,478
         Allstate Corp........................... 117,400      5,164,426
         American General Corp...................  74,800      3,474,460
         American International Group, Inc....... 359,179     30,889,394
         Aon Corp.(b)............................  38,600      1,351,000
         Chubb Corp..............................  26,700      2,067,381
         CIGNA Corp..............................  24,200      2,318,844
         Cincinnati Financial Corp...............  27,000      1,066,500
         Conseco, Inc.(b)........................  54,821        748,307
         Hartford Financial Services Group, Inc..  34,800      2,380,320
         Jefferson-Pilot Corp....................  24,000      1,159,680
         Lincoln National Corp...................  30,600      1,583,550
         Loews Corp..............................  33,600      2,164,848
         Marsh & McLennan Cos., Inc..............  41,900      4,231,900
         MBIA, Inc...............................  23,250      1,294,560
         MetLife, Inc.(b)........................ 107,000      3,314,860
         MGIC Investment Corp....................  16,900      1,227,616
         Progressive Corp........................  12,500      1,689,875
         SAFECO Corp.............................  23,900        705,050
         St. Paul Companies, Inc.................  37,200      1,885,668
         Torchmark Corp..........................  20,300        816,263
         UnumProvident Corp......................  39,010      1,253,001
                                                          --------------
                                                              73,973,578
                                                          --------------
       Leisure -- 0.5%
         Brunswick Corp..........................  16,900        406,107
         Carnival Corp. (Class "A" Stock)........  94,400      2,898,080
         Disney (Walt) Co........................ 324,700      9,380,583
         Harrah's Entertainment, Inc.(a).........  23,800        840,140
         Hilton Hotels Corp......................  57,500        667,000
         Marriott International, Inc.
          (Class "A" Stock)(b)...................  38,300      1,813,122
         Starwood Hotels & Resorts
          Worldwide, Inc.........................  20,000        745,600
                                                          --------------
                                                              16,750,632
                                                          --------------
       Machinery -- 0.3%
         American Power Conversion Corp.(a)......  19,000        299,250
         Caterpillar, Inc........................  55,200      2,762,760
         Cooper Industries, Inc..................  15,900        629,481
         Deere & Co..............................  36,900      1,396,665
         Dover Corp.(b)..........................  31,300      1,178,445
         Eaton Corp..............................  11,500        806,150
         Ingersoll-Rand Co.......................  26,600      1,095,920
         Parker Hannifin Corp....................  20,010        849,224
         Snap-On, Inc............................   8,900        215,024
         Timken Co...............................  11,500        194,810
                                                          --------------
                                                               9,427,729
                                                          --------------

                                                                Value
      COMMON STOCKS                                 Shares     (Note 2)
      (Continued)                                   ------- --------------
      Manufacturing -- 0.5%
        Illinois Tool Works, Inc...................  43,400 $    2,747,220
        Power-One, Inc.(a).........................   5,000         83,200
        Tyco International, Ltd.................... 289,861     15,797,425
                                                            --------------
                                                                18,627,845
                                                            --------------
      Media -- 2.1%
        AOL Time Warner, Inc.(a)................... 671,600     35,594,800
        Clear Channel Communications, Inc.(a)        84,100      5,273,070
        Comcast Corp.(Special Class "A" Stock)(a).. 145,300      6,306,020
        Donnelley (R.R.) & Sons Co.................  18,800        558,360
        Dow Jones & Co., Inc.......................  14,400        859,824
        Gannett Co., Inc...........................  42,500      2,800,750
        Interpublic Group of Companies, Inc.(b)      46,200      1,355,970
        Knight-Ridder, Inc.(b).....................  13,600        806,480
        McGraw Hill Companies., Inc................  30,900      2,044,035
        Meredith Corp..............................  10,200        365,262
        New York Times Co. (Class "A" Stock).......  25,500      1,071,000
        Tribune Co.................................  51,050      2,042,510
        Univision Communications, Inc.(a)(b).......  25,000      1,069,500
        Viacom, Inc. (Class "B" Stock)(a).......... 266,069     13,769,071
                                                            --------------
                                                                73,916,652
                                                            --------------
      Metals - Ferrous
        Allegheny Technologies, Inc................  14,200        256,878
        Nucor Corp.................................  12,700        620,903
        USX Corp.-U.S. Steel Group, Inc............  12,200        245,830
        Worthington Industries, Inc................  11,400        155,040
                                                            --------------
                                                                 1,278,651
                                                            --------------
      Metals - Non Ferrous -- 0.2%
        Alcan Aluminum, Ltd.(b)....................  42,700      1,794,254
        Alcoa, Inc................................. 136,440      5,375,736
        Inco, Ltd.(a)(b)...........................  33,800        583,388
                                                            --------------
                                                                 7,753,378
                                                            --------------
      Mineral Resources
        Homestake Mining Co.(b)....................  39,600        306,900
        Phelps Dodge Corp..........................  12,893        535,060
                                                            --------------
                                                                   841,960
                                                            --------------
      Miscellaneous Basic Industry -- 0.3%
        AES Corp.(a)(b)............................  74,200      3,194,310
        Crane Co...................................  10,800        334,800
        Danaher Corp...............................  23,800      1,332,800
        Ecolab, Inc................................  23,300        954,601
        Grainger (W.W), Inc........................  15,500        637,980
        ITT Industries, Inc........................  17,600        778,800
        Millipore Corp.............................   8,200        508,236
        Pall Corp..................................  22,000        517,660
        PPG Industries, Inc........................  26,100      1,372,077
        Textron, Inc...............................  24,000      1,320,960
                                                            --------------
                                                                10,952,224
                                                            --------------
      Miscellaneous - Consumer Growth/Stable -- 0.3%
        American Greetings Corp. (Class "A" Stock)    9,800        107,800
        Black & Decker Corp........................  15,500        611,630
        Corning, Inc............................... 134,100      2,240,811
        Minnesota Mining & Manufacturing Co........  62,600      7,142,660
                                                            --------------
                                                                10,102,901
                                                            --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B4

June 30, 2001 (Unaudited)


                                                            Value
          COMMON STOCKS                        Shares      (Note 2)
          (Continued)                        ---------- --------------
          Motorcycles -- 0.1%
            Harley-Davidson, Inc.(b)........     47,300 $    2,226,884
                                                        --------------
          Oil & Gas -- 2.7%
            Amerada Hess Corp...............     15,100      1,220,080
            Anadarko Finance Co.............     38,727      2,092,420
            Ashland, Inc....................     12,600        505,260
            Chevron Corp.(b)................    101,000      9,140,500
            EOG Resources, Inc..............     12,000        426,600
            Exxon Mobil Corp................    531,870     46,458,844
            Kerr-McGee Corp.(b).............     16,525      1,095,112
            KeySpan Corp....................     13,000        474,240
            Nabors Industries, Inc.(a)......     17,000        632,400
            NICOR, Inc......................      7,100        276,758
            Phillips Petroleum Co.(b).......     40,100      2,285,700
            Royal Dutch Petroleum Co........    332,200     19,357,294
            Sunoco, Inc.(b).................     15,600        571,428
            Texaco, Inc.(b).................     86,800      5,780,880
            Unocal Corp.....................     40,100      1,369,415
            USX-Marathon Group..............     48,500      1,431,235
                                                        --------------
                                                            93,118,166
                                                        --------------
          Oil & Gas Exploration & Production -- 0.2%
            Burlington Resources, Inc.......     34,100      1,362,295
            Conoco, Inc. (Class "B" Stock)..     92,294      2,667,297
            Devon Energy Corp.(b)...........     15,000        787,500
            Occidental Petroleum Corp.......     55,900      1,486,381
            Transocean Sedco Forex, Inc.....     42,997      1,773,626
                                                        --------------
                                                             8,077,099
                                                        --------------
          Oil & Gas Services -- 0.6%
            Apache Corp.....................     17,800        903,350
            Baker Hughes, Inc...............     51,950      1,740,325
            El Paso Corp....................     76,336      4,010,693
            Enron Corp.(b)..................    112,300      5,502,700
            Halliburton Co.(b)..............     65,500      2,331,800
            McDermott International, Inc....      6,400         74,560
            Noble Drilling Corp.(a).........     12,000        393,000
            ONEOK, Inc......................      9,400        185,180
            Rowan Cos., Inc.(a).............     15,400        340,340
            Schlumberger, Ltd...............     86,300      4,543,695
            Tosco Corp......................     21,700        955,885
                                                        --------------
                                                            20,981,528
                                                        --------------
          Precious Metals -- 0.1%
            Barrick Gold Corp...............     60,500        916,575
            Freeport-McMoRan Copper & Gold,
             Inc. (Class "B" Stock)(a)......     21,800        240,890
            Newmont Mining Corp.............     29,400        547,134
            Placer Dome, Inc................     48,800        478,240
                                                        --------------
                                                             2,182,839
                                                        --------------
          Railroads -- 0.2%
            Burlington Northern Santa Fe
             Corp...........................     66,500      2,006,305
            CSX Corp........................     34,800      1,261,152
            Norfolk Southern Corp...........     64,200      1,328,940
            Union Pacific Corp..............     37,800      2,075,598
                                                        --------------
                                                             6,671,995
                                                        --------------

                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                             ---------- --------------
       Restaurants -- 0.3%
         Darden Restaurants, Inc..............     22,100 $      616,590
         McDonald's Corp......................    209,300      5,663,658
         Starbucks Corp.(a)...................     42,000        966,000
         Tricon Global Restaurants, Inc.(a)...     23,900      1,049,210
         Wendy's International, Inc...........     18,400        469,936
                                                          --------------
                                                               8,765,394
                                                          --------------
       Retail -- 3.0%
         Albertson's, Inc.....................     61,766      1,852,362
         AutoZone, Inc.(a)....................     23,500        881,250
         Bed Bath & Beyond, Inc.(a)...........     36,200      1,129,440
         Best Buy Co., Inc.(a)................     30,500      1,937,360
         Big Lots, Inc.(a)....................     20,100        274,968
         Circuit City Stores, Inc.(b).........     33,100        595,800
         Costco Wholesale Corp.(a)............     68,100      2,797,548
         CVS Corp.............................     59,500      2,296,700
         Dillard's, Inc.......................     22,000        335,940
         Dollar General Corp..................     56,756      1,106,742
         Federated Department Stores, Inc.(a).     36,100      1,534,250
         Gap, Inc. (The)......................    133,400      3,868,600
         Harcourt General, Inc................      9,800        570,262
         Home Depot, Inc......................    359,150     16,718,433
         J.C. Penney Co., Inc.................     40,900      1,078,124
         Kmart Corp.(a)(b)....................     78,200        896,954
         Kohl's Corp.(a)......................     48,300      3,029,859
         Kroger Co.(a)........................    125,146      3,128,650
         Liz Claiborne, Inc.(b)...............      8,400        423,780
         Longs Drug Stores, Inc...............      7,000        150,850
         May Department Stores Co.............     48,600      1,665,036
         Nordstrom, Inc.......................     21,800        404,390
         Office Depot, Inc.(a)(b).............     59,700        619,686
         RadioShack Corp......................     32,000        976,000
         Safeway, Inc.(a).....................     79,800      3,830,400
         Sears, Roebuck & Co..................     56,300      2,382,053
         Sherwin-Williams Co..................     25,400        563,880
         Staples, Inc.(a)(b)..................     74,900      1,197,651
         SUPERVALU, Inc.......................     28,000        491,400
         Target Corp..........................    137,400      4,754,040
         The Limited, Inc.....................     80,506      1,329,959
         Tiffany & Co.........................     13,000        470,860
         TJX Cos., Inc........................     48,500      1,545,695
         Toys 'R' Us, Inc.(a).................     38,900        962,775
         Wal-Mart Stores, Inc.................    689,200     33,632,960
         Walgreen Co..........................    157,800      5,388,870
         Winn-Dixie Stores, Inc...............     25,100        655,863
                                                          --------------
                                                             105,479,390
                                                          --------------
       Rubber
         B.F. Goodrich Co.....................     16,200        615,276
         Cooper Tire & Rubber Co..............     11,200        159,040
         Goodyear Tire & Rubber Co.(b)........     24,500        686,000
                                                          --------------
                                                               1,460,316
                                                          --------------
       Telecommunications -- 3.5%
         ADC Telecommunications, Inc.(a)......    103,400        682,440
         ALLTEL Corp..........................     47,400      2,903,724
         Andrew Corp.(a)......................     17,600        324,720
         AT&T Corp............................    541,023     11,902,506

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B5

June 30, 2001 (Unaudited)



                                                      Value
COMMON STOCKS                            Shares      (Note 2)
(Continued)                             --------- --------------
Telecommunications (cont'd.)
  Avaya, Inc.(a).......................    41,670 $      570,879
  BellSouth Corp.......................   292,200     11,766,894
  CenturyTel, Inc......................    22,400        678,720
  Citizens Communications Co.(a).......    16,000        192,480
  Global Crossing, Ltd.(a).............   122,290      1,056,586
  JDS Uniphase Corp.(a)................   189,000      2,362,500
  Lucent Technologies, Inc.(b).........   500,055      3,100,341
  Motorola, Inc........................   333,725      5,526,486
  Nextel Communications, Inc.
   (Class "A" Stock)(a)(b).............   114,400      2,002,000
  Nortel Networks Corp.................   464,860      4,225,577
  QUALCOMM, Inc.(a)....................   115,700      6,766,136
  Qwest Communications
   International, Inc..................   248,357      7,915,138
  SBC Communications, Inc..............   522,108     20,915,646
  Scientific-Atlanta, Inc..............    24,100        978,460
  Sprint Corp.(b)......................   136,700      2,919,912
  Sprint Corp. (PCS Group)(a)(b).......   135,200      3,265,080
  Tellabs, Inc.(a).....................    60,600      1,174,428
  Verizon Communications...............   418,576     22,393,816
  WorldCom, Inc........................   445,221      6,322,138
                                                  --------------
                                                     119,946,607
                                                  --------------
Textiles
  National Service Industries, Inc.....     6,000        135,420
  VF Corp..............................    19,100        694,858
                                                  --------------
                                                         830,278
                                                  --------------
Tobacco
  UST, Inc.............................    26,100        753,246
                                                  --------------
Toys -- 0.1%
  Hasbro, Inc..........................    30,700        443,615
  Mattel, Inc..........................    64,951      1,228,873
                                                  --------------
                                                       1,672,488
                                                  --------------
Travel Services
  Sabre Holdings Corp..................    23,526      1,176,300
                                                  --------------
Trucking/Shipping -- 0.1%
  FedEx Corp.(a).......................    44,900      1,804,980
  Ryder System, Inc....................    11,500        225,400
                                                  --------------
                                                       2,030,380
                                                  --------------
Utilities - Electric & Gas -- 1.2%
  Allegheny Energy, Inc................    12,000        579,000
  Ameren Corp..........................    21,200        905,240
  American Electric Power Co., Inc.(b).    52,160      2,408,227
  Calpine Corp.(a)(b)..................    39,000      1,474,200
  Cinergy Corp.........................    23,500        821,325
  CMS Energy Corp.(b)..................    21,000        584,850
  Consolidated Edison, Inc.(b).........    34,100      1,357,180
  Constellation Energy Group...........    22,400        954,240
  Dominion Resources, Inc..............    38,116      2,291,915
  DTE Energy Co........................    22,700      1,054,188
  Duke Energy Co.......................   114,800      4,478,348
  Edison International.................    55,500        618,825
  Entergy Corp.........................    39,600      1,520,244
  Exelon Corp..........................    52,687      3,378,291
  FirstEnergy Corp.(b).................    36,900      1,186,704
  FPL Group, Inc.......................    27,700      1,667,817

                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Utilities - Electric & Gas (cont'd.)
         GPU, Inc.(b)..........................    19,900 $      699,485
         Mirant Corp.(a).......................    43,675      1,502,420
         Niagara Mohawk Holdings, Inc.(a)......    27,000        477,630
         NiSource, Inc.........................    21,000        573,930
         Pacific Gas & Electric Co.............    61,900        693,280
         Pinnacle West Capital Corp............    11,400        540,360
         PPL Corp..............................    24,100      1,325,500
         Progress Energy, Inc.(a)..............    37,583      1,688,228
         Public Service Enterprise Group, Inc..    34,600      1,691,940
         Reliant Energy, Inc...................    46,200      1,488,102
         Southern Co...........................   102,300      2,378,475
         TXU Corp..............................    43,500      2,096,265
         Xcel Energy, Inc......................    55,110      1,567,880
                                                          --------------
                                                              42,004,089
                                                          --------------
       Waste Management -- 0.1%
         Allied Waste Industries, Inc.(a)......    29,700        554,796
         Waste Management, Inc.................    99,242      3,058,638
                                                          --------------
                                                               3,613,434
                                                          --------------
       TOTAL COMMON STOCKS
        (cost $1,641,261,121)............................  1,691,507,504
                                                          --------------
       PREFERRED STOCKS -- 0.9%
       Financial Services
         BCH Capital Ltd. Series B.............   225,900      5,997,645
         Central Hispano Capital Corp.
          Series A............................. 1,000,000     24,830,000
                                                          --------------
       TOTAL PREFERRED STOCKS
        (cost $31,236,594)...............................     30,827,645
                                                          --------------
       CONTINGENT VALUE OBLIGATION
       Utilities - Electric & Gas
         Progress Energy, Inc.(a)
          (cost $6,909)........................    14,100          6,345
                                                          --------------

                                    Principal
                            Moody's  Amount
LONG-TERM                   Rating    (000)
BONDS -- 38.1%              ------- ----------
Aerospace -- 0.1%
  Litton Industries, Inc.,
   8.00%, 10/15/09.........  Baa3   $    2,100       2,216,550
  Northrop-Grumman Corp.,
   7.875%, 03/01/26........  Baa3        2,500       2,521,075
                                               ---------------
                                                     4,737,625
                                               ---------------
Airlines -- 0.7%
  Delta Air Lines, Inc.,
   7.90%, 12/15/09.........  Baa3        5,000       4,813,200
  United Airlines, Inc.,
   10.67%, 05/01/04........  Ba1        19,865      20,547,164
                                               ---------------
                                                    25,360,364
                                               ---------------
Asset Backed Securities -- 0.4%
  MBNA Master Credit Card Trust,
   Series 1999-B,
   5.90%, 08/15/11.........  Aaa        13,000      12,748,610
                                               ---------------
Auto - Cars & Trucks
  Hertz Corp.,
   8.25%, 06/01/05.........   A3         1,500       1,608,480
                                               ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B6

June 30, 2001 (Unaudited)


                                            Principal
                                    Moody's  Amount        Value
          LONG-TERM                 Rating    (000)       (Note 2)
          BONDS (Continued)         ----    ---------- ---------------
          Banks and Savings & Loans -- 1.6%
            Capital One Bank,
             6.97%, 02/04/02.......  Baa2   $   25,000 $    25,036,500
             6.76%, 07/23/02.......  Baa2        2,500       2,519,700
            First Union Corp.,
             7.55%, 08/18/05.......   A1         1,200       1,269,828
            H.F. Ahmanson & Co.,
             8.25%, 10/01/02.......   A3         5,200       5,388,604
            J.P. Morgan Chase & Co.,
             6.50%, 01/15/09.......   A1         1,100       1,091,662
            KBC Bank Funding Trust III,
             9.86%, 11/29/49.......   A1         2,500       2,797,025
            National Australia Bank Ltd.,
             6.40%, 12/10/07.......   A1         8,400       8,470,476
            Sanwa Bank, Ltd., Sub. Notes,
             7.40%, 06/15/11.......  Baa1        4,600       4,436,240
            Washington Mutual, Inc.,
             7.50%, 08/15/06.......   A3         5,000       5,270,500
                                                       ---------------
                                                            56,280,535
                                                       ---------------
          Building Products -- 0.4%
            Hanson Overseas B.V.,
             7.375%, 01/15/03......  Baa1       14,751      15,138,214
                                                       ---------------
          Cable & Pay Television Systems -- 0.8%
            CSC Holdings, Inc.,
             7.875%, 12/15/07......  Ba1         1,740       1,716,527
             7.25%, 07/15/08.......  Ba1         3,100       2,945,434
             7.625%, 04/01/11......  Ba1         1,220       1,161,806
            Rogers Cablesystems,
             Ltd.,(Canada),
             11.00%, 12/01/15......  Ba2         4,010       4,411,000
            Tele-Communications, Inc.,
             8.25%, 01/15/03.......   A3         2,000       2,077,440
             9.875%, 06/15/22......   A3        12,900      15,700,332
                                                       ---------------
                                                            28,012,539
                                                       ---------------
          Collateralized Mortgage Obligations -- 1.5%
            First Union National Bank
             Commercial Mortgage Trust,
             7.202%, 09/15/10......   NA         7,950       8,218,178
            GMAC Commercial Mortgage
             Securities, Inc.,
             7.455%, 06/16/10......   NR         9,000       9,449,455
            J.P. Morgan Commercial Mortgage
             Finance Corp.,
             7.371%, 08/15/32......  Aaa        14,500      15,113,726
            Keycorp,
             7.727%, 02/15/10......  Aaa         5,000       5,317,566
            Morgan Stanley Dean
             Witter Capital, Inc.,
             6.32%, 09/15/09.......   NR         8,896       8,929,141
            PNC Mortgage Acceptance
             Corp.,
             7.33%, 10/10/09.......   NR         6,000       6,262,021
                                                       ---------------
                                                            53,290,087
                                                       ---------------
          Commercial Services -- 0.2%
            PHH Corp.,
             8.125%, 02/03/03......  Baa1        5,000       5,118,800
                                                       ---------------

                                             Principal
                                    Moody's   Amount        Value
         LONG-TERM                  Rating     (000)       (Note 2)
         BONDS (Continued)          ----    ----------- ---------------
         Consulting -- 0.7%
           Comdisco, Inc.,
            6.00%, 01/30/02........   B2    $    30,000 $    22,800,000
                                                        ---------------
         Containers -- 0.2%
           Pactiv Corp.,
            7.95%, 12/15/25........  Baa3         7,250       6,425,675
                                                        ---------------
         Diversified Operations -- 0.1%
           Corning, Inc.,
            6.85%, 03/01/29........   A2          2,180       1,737,852
           Tyco International Group SA,
            6.125%, 01/15/09(b)....  Baa1         2,000       1,929,660
                                                        ---------------
                                                              3,667,512
                                                        ---------------
         Drugs & Medical Supplies -- 0.5%
           American Home Products Corp.,
            6.25%, 03/15/06........   A3          6,000       5,991,360
            6.70%, 03/15/11........   A3          5,000       4,952,400
           Pharmacia Corp.,
            6.50%, 12/01/18........   A1          1,145       1,108,131
            6.75%, 12/15/27........   A1          2,735       2,656,834
            6.60%, 12/01/28........   A1          1,150       1,103,873
                                                        ---------------
                                                             15,812,598
                                                        ---------------
         Financial Services -- 2.6%
           CIT Group, Inc.,
            7.50%, 11/14/03........   A2         10,000      10,432,600
           Enterprise Rent-A-Car USA
            Finance Co.,M.T.N.,
            7.50%, 06/15/03........  Baa1         5,000       5,194,250
            6.95%, 03/01/04........  Baa1         7,500       7,544,925
           Ford Motor Credit Co.,
            7.375%, 02/01/11(b)....   A2          1,000       1,013,130
           Ford Motor Credit Corp.,
            7.375%, 10/28/09(b)....   A2          2,000       2,021,440
            7.875%, 06/15/10.......   A2          4,700       4,900,897
           General Motors
            Acceptance Corp
            5.95%, 03/14/03........   A2         17,000      17,167,280
           Osprey Trust,
            7.797%, 01/15/03.......  Baa2         6,000       6,126,864
            8.31%, 01/15/03........  Baa2        20,000      20,564,360
           Pemex Finance Ltd.
            (Cayman Islands),
            9.14%, 08/15/04........  Baa1         6,500       6,896,045
           QWEST Capital Funding, Inc.,
            7.90%, 08/15/10........  Baa1         5,300       5,455,449
           Verizon Global Funding Corp.,
            7.75%, 12/01/30........   A1          3,250       3,342,713
                                                        ---------------
                                                             90,659,953
                                                        ---------------
         Food & Beverage -- 0.5%
           Archer Daniels Midland Co.,
            7.00%, 02/01/31........   A1          5,120       4,983,399
           Coca-Cola Bottling Co.,
            6.375%, 05/01/09.......  Baa2         3,000       2,728,380
           Embotelladora Andina S.A.,
            7.875%, 10/01/97.......  Baa1         1,250         938,096
           Heinz (HJ) Co.,
            6.625%, 07/15/11.......   A2          2,200       2,180,750

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B7

June 30, 2001 (Unaudited)


                                             Principal
                                    Moody's   Amount        Value
        LONG-TERM                   Rating     (000)       (Note 2)
        BONDS (Continued)           ----    ----------- ---------------
        Food & Beverage (cont'd.)
          Kellogg Co.,
           6.00%, 04/01/06.........  Baa2   $     3,000 $     2,954,130
           6.60%, 04/01/11.........  Baa2         2,200       2,131,250
           7.45%, 04/01/31.........  Baa2         2,700       2,662,740
                                                        ---------------
                                                             18,578,745
                                                        ---------------
        Forest Products -- 0.4%
          International Paper Co.,
           8.00%, 07/08/03.........  Baa1        10,000      10,461,310
          Scotia Pacific Co.,
           7.71%, 01/20/14.........  Baa2         5,200       3,898,232
                                                        ---------------
                                                             14,359,542
                                                        ---------------
        Industrial -- 0.2%
          Cendant Corp.,
           7.75%, 12/01/03.........  Baa1         2,000       2,042,300
          Compania Sud Americana de
           Vapores S.A., (Chile),
           7.375%, 12/08/03........   NR          4,600       4,681,429
                                                        ---------------
                                                              6,723,729
                                                        ---------------
        Insurance -- 0.2%
          Aon Corp.,
           8.65%, 05/15/05.........   A3          4,000       4,275,640
          Conseco, Inc.,
           8.50%, 10/15/02.........   B1          3,450       3,381,000
                                                        ---------------
                                                              7,656,640
                                                        ---------------
        Investment Bankers -- 0.2%
          Lehman Brothers, Inc.,
           6.625%, 04/01/04........   A2          7,000       7,209,860
                                                        ---------------
        Leisure -- 0.7%
          ITT Corp.,
           6.75%, 11/15/03.........  Ba1         21,500      21,573,530
          Park Place Entertainment Corp.,
           9.375%, 02/15/07(b).....  Ba2          1,000       1,050,000
                                                        ---------------
                                                             22,623,530
                                                        ---------------
        Machinery -- 0.1%
          Caterpillar, Inc.,
           7.30%, 05/01/31.........   A2          1,900       1,960,591
                                                        ---------------
        Media -- 0.4%
          AOL Time Warner, Inc.,
           7.625%, 04/15/31........  Baa1         8,300       8,297,925
          United News & Media PLC,
           7.25%, 07/01/04.........  Baa2         2,900       2,792,062
          World Color Press, Inc.,
           8.375%, 11/15/08........  Baa3         1,340       1,354,607
                                                        ---------------
                                                             12,444,594
                                                        ---------------
        Metals - Non Ferrous -- 0.2%
          Alcan, Inc.,
           7.25%, 03/15/31.........   A2          3,760       3,706,307
          Alcoa, Inc.,
           6.50%, 06/01/11.........   A1          4,900       4,866,092
                                                        ---------------
                                                              8,572,399
                                                        ---------------

                                              Principal
                                     Moody's   Amount        Value
        LONG-TERM                    Rating     (000)       (Note 2)
        BONDS (Continued)            ----    ----------- ---------------
        Oil & Gas -- 0.7%
          Amerada Hess Corp.,
           7.875%, 10/01/29.........  Baa1   $     2,020 $     2,135,625
          B.J. Services Co.,
           7.00%, 02/01/06..........  Baa2         4,000       3,993,360
          Coastal Corp.,
           7.50%, 08/15/06..........  Baa2         6,000       6,185,580
          Limestone Electron Trust,
           8.625%, 03/15/03.........  Baa3         8,750       9,079,000
          Parker & Parsley Petroleum Co.,
           8.875%, 04/15/05.........  Ba1          1,375       1,433,437
                                                         ---------------
                                                              22,827,002
                                                         ---------------
        Oil & Gas Exploration & Production -- 0.3%
          Anadarko Petroleum Corp.,
           7.50%, 05/01/31..........  Baa1         8,700       8,844,333
                                                         ---------------
        Real Estate Investment Trust -- 0.9%
          Duke Realty, L.P.,
           7.30%, 06/30/03..........  Baa1         3,850       3,961,939
          EOP Operating, L.P.,
           6.375%, 01/15/02.........  Baa1         4,500       4,522,500
           6.50%, 06/15/04..........  Baa1         6,000       6,099,480
           6.625%, 02/15/05.........  Baa1         5,000       5,083,150
          ERP Operating, L.P.,
           6.63%, 10/13/00..........   A3          5,000       5,034,800
           7.10%, 06/23/04..........   A3          2,000       2,064,280
          Simon Debartolo Group, Inc.,
           6.75%, 06/15/05..........  Baa1         5,000       4,975,050
                                                         ---------------
                                                              31,741,199
                                                         ---------------
        Retail -- 1.1%
          Federated Department Stores, Inc.,
           8.125%, 10/15/02.........  Baa1        25,850      26,754,233
           8.50%, 06/15/03(b).......  Baa1         5,000       5,269,500
          Kroger Co.,
           7.25%, 06/01/09..........  Baa3         5,100       5,193,626
                                                         ---------------
                                                              37,217,359
                                                         ---------------
        Telecommunications -- 2.1%
          360 Communication Co.,
           7.125%, 03/01/03(b)......   A2         22,550      23,074,287
          AT&T Wireless Sevices, Inc.,
           8.75%, 03/01/31..........  Baa2         2,600       2,701,504
          British Telecommunications PLC,
           1.00%, 12/15/10(b).......  Baa1         3,000       3,165,000
          Deutsche Telekom International,
           8.25%, 06/15/30..........   A2          2,600       2,637,830
          Electric Lightwave, Inc.,
           6.05%, 05/15/04..........   A2          4,700       4,425,919
          France Telecom,
           8.50%, 03/01/31(b).......   A3          3,000       3,137,370
          Frontier Corp.,
           7.25%, 05/15/04..........  Ba2            465         381,300
          Koninklijke (Royal) KPN NV,
           8.00%, 10/01/10..........  Baa2         1,530       1,458,075
          Telecom de Puerto Rico,
           6.65%, 05/15/06..........  Baa2         9,500       9,346,670
           6.80%, 05/15/09..........  Baa2         7,900       7,289,125

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B8

June 30, 2001 (Unaudited)


                                             Principal
                                     Moody's  Amount        Value
         LONG-TERM                   Rating    (000)       (Note 2)
         BONDS (Continued)           ----    ---------- ---------------
         Telecommunications (cont'd.)
           WorldCom, Inc.,
            7.875%, 05/15/03........   A3    $    3,000  $    3,111,996
            8.00%, 05/15/06.........   A3         5,000       5,183,280
            8.25%, 05/15/10.........   A3         1,000       1,032,260
            8.25%, 05/15/31.........   A3         7,400       7,230,244
                                                        ---------------
                                                             74,174,860
                                                        ---------------
         Utilities -- 1.5%
           Arizona Public Service Co.,
            7.625%, 08/01/05........  Baa1        5,000       5,202,600
           Calpine Corp.,
            10.50%, 05/15/06........  Ba1         4,500       4,588,137
            8.625%, 08/15/10........  Ba1         5,920       5,756,371
           CMS Energy Corp.,
            8.375%, 07/01/03........  Ba3         1,000       1,015,674
            6.75%, 01/15/04.........  Ba3         1,950       1,862,250
           Dominion Fiber Ventures LLC,
            7.05%, 03/15/05.........  Baa2        1,000       1,014,310
           Edison Mission Energy,
            7.73%, 06/15/09.........  Baa3        2,300       1,902,882
           Entergy Louisiana, Inc.,
            8.50%, 06/01/03.........  Baa2        5,000       5,249,775
           Hydro-Quebec,
            8.00%, 02/01/13.........   A2         1,900       2,111,280
           Mirant Americas Generation, Inc.,
            9.125%, 05/01/31........  Baa3        6,000       6,242,100
           Pinnacle Partners,
            8.83%, 08/15/04.........  Ba1        10,000      10,235,200
           Progress Energy, Inc.,
            6.75%, 03/01/06.........  Baa1        2,500       2,544,975
           PSEG Energy Holdings,
            10.00%, 10/01/09........  Ba1         2,385       2,566,310
           Reliant Energy,
            9.681%, 07/02/26........  Baa1        1,800       1,896,840
                                                        ---------------
                                                             52,188,704
                                                        ---------------
         Waste Management
           Allied Waste North America,
            7.625%, 01/01/06........  Ba3           970         955,450
                                                        ---------------
         Foreign Government Bonds -- 0.1%
           Province of Saskatchewan,
            (Canada),
            9.125%, 02/15/21........   A1         1,800       2,227,338
           Quebec Province, (Canada),
            7.125%, 02/09/24........   A2         2,700       2,756,619
                                                        ---------------
                                                              4,983,957
                                                        ---------------
         Mortgage Backed Securities -- 13.3%
           Federal Home Loan Mortgage Corp.,
            6.00%, 12/01/99.........             17,000      16,760,810
            6.50%, 05/01/14 -
             09/01/14...............              4,532       4,548,393
           Federal National Mortgage
            Association,
            5.50%, 01/01/14 -
             03/01/16...............             23,145      22,368,962
            6.00%, 04/01/13 -
             12/01/99...............             61,579      59,574,117

                                             Principal
                                    Moody's   Amount        Value
          LONG-TERM                 Rating     (000)       (Note 2)
          BONDS (Continued)         --      ----------- --------------
          Mortgage Backed Securities (cont'd.)
            Federal National Mortgage
             Association, (cont'd)
             6.50%, 11/01/12 -
              12/01/99.............         $   130,793 $  129,535,263
             7.00%, 08/01/11 -
              12/01/99.............              48,582     49,128,363
             7.50%, 05/01/12 -
              12/01/99.............             105,375    107,762,023
            Government National Mortgage
             Association,
             6.50%, 10/15/23 -
              11/15/29.............              48,196     47,773,067
             7.00%, 12/15/99.......              20,000     20,175,000
             8.00%, 01/15/24 -
              04/15/25.............               3,587      3,765,842
                                                        --------------
                                                           461,391,840
                                                        --------------
          U.S. Government & Agency Obligations -- 5.4%
            Federal Home Loan Mortgage
             Corp.,
             6.50%, 04/01/15.......               4,975      4,993,542
            Federal National Mortgage
             Association,
             6.00%, 05/15/11.......              25,020     24,699,244
            United States Treasury Bonds,
             13.875%, 05/15/11.....               3,350      4,602,599
             9.25%, 02/15/16(b)....              57,605     76,848,526
             8.75%, 05/15/17.......              15,866     20,588,674
             8.875%, 02/15/19......               7,800     10,335,000
             8.50%, 02/15/20.......               9,500     12,268,395
             7.625%, 11/15/22(b)...              24,350     29,337,854
             6.25%, 05/15/30.......               1,002      1,061,328
            United States Treasury Notes,
             4.625%, 05/15/06(b)...                 855        843,244
             5.00%, 02/15/11(b)....                 220        213,433
                                                        --------------
                                                           185,791,839
                                                        --------------
          TOTAL LONG-TERM BONDS
           (cost $1,322,125,019).......................  1,321,907,165
                                                        --------------
          TOTAL LONG-TERM INVESTMENTS
           (cost $2,994,629,643).......................  3,044,248,659
                                                        --------------
          SHORT-TERM INVESTMENTS -- 27.6%
          Commercial Paper -- 1.3%
            Sears Roebuck Acceptance Corp.,
             3.95%, 07/20/01(c)....   P2         10,000      9,980,250
            Sprint Capital Corp.,
             4.33%, 07/26/01(c)....   P2          9,150      9,123,587
             4.25%, 08/14/01(c)....   P2         13,939     13,868,240
            Sprint Corp.,
             4.13%, 08/20/01(c)....   P2         11,350     11,286,198
                                                        --------------
                                                            44,258,275
                                                        --------------
          U.S. Government & Agency Obligations -- 0.7%
            United States Treasury Bills,
             3.425%, 09/20/01(d)...              23,000     22,822,756
                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B9

June 30, 2001 (Unaudited)


                                            Principal
        SHORT-TERM                 Moody's   Amount         Value
        INVESTMENTS                Rating     (000)        (Note 2)
        (Continued)                ----    ------------ --------------
        Other Short-Term Obligations -- 2.6%
          American Electric Power
           Co., Inc.,
           4.25%, 07/12/01(c).....  Baa1   $      6,442 $    6,434,395
           4.10%, 07/30/01(c).....  Baa1         20,000     19,936,222
          Citicorp,
           3.9275%, 09/17/01......  Aa3             290        289,996
          El Paso Energy Corp.,
           4.18%, 07/30/01(c).....  Baa2         22,000     22,000,000
          Qwest Corp.,
           5.00%, 07/02/01(c).....   A2           4,000      4,000,000
           4.12%, 07/20/01(c).....   A2           5,100      5,089,494
           4.15%, 07/31/01(c).....   A2          25,000     24,916,424
          Wachovia Corp.,
           4.92875%, 07/09/01.....   A1             350        350,069
          Waste Management, Inc.,
           6.125%, 07/15/01.......  Ba1           8,000      8,000,480
                                                        --------------
                                                            91,017,080
                                                        --------------
                                             Shares
                                           ------------
        Mutual Funds -- 23.0%
          Prudential Core Investment
           Fund -- Taxable Money Market
           Series (Note 4)(c)...........   799,894,664    799,894,664
                                                        --------------
        TOTAL SHORT-TERM INVESTMENTS
         (cost $957,993,132)...........................    957,992,775
                                                        --------------
        TOTAL INVESTMENTS -- 115.3%
         (cost $3,952,622,775; Note 6).................  4,002,241,434
                                                        --------------
        VARIATION MARGIN ON OPEN FUTURES
         CONTRACTS.....................................        481,750
        LIABILITIES IN EXCESS OF OTHER
         ASSET -- (15.3)%..............................   (530,789,992)
                                                        --------------
        TOTAL NET ASSETS -- 100.0%..................... $3,471,933,192
                                                        ==============

The following abbreviations are used in portfolio descriptions:

ADR  American Depository Receipt
LLC  Limited Liability Company
L.P. Limited Partnership
NV   Naamloze Vennootschap (Dutch Corporation)
PLC  Public Limited Company (British Corporation)
SA   Sociedad Anonima (Spanish Corporation) or Societe
     Anonyme (French Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $215,840,075; cash collateral $219,840,095 was received with which the portfolio purchased securities.

(c)Represents security purchased with cash collateral for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Open futures contracts as of June 30, 2001 were as follows:

  Number of               Expiration   Value at     Value at    Appreciation/
  Contracts     Type         Date     Trade Date  June 30, 2001 (Depreciation)
  --------- ------------- ---------- ------------ ------------- --------------
  Long Positions:

     51     S&P 500 Index  Sept 01   $ 16,018,725 $ 15,704,175   $  (314,550)
     479    S&P 500 Index  Sept 01    154,784,532  147,496,075    (7,288,457)
     563    U.S. Treasury
             5 Yr Notes    Sept 01     58,058,310   58,182,531       124,221
    1,413   U.S.Treasury
             5 Yr Notes    Sept 01    146,492,107  146,024,719      (467,388)
     40     U.S.Treasury
             Bonds         Sept 01      4,052,500    4,012,500       (40,000)
                                                                 -----------
                                                                  (7,966,174)
  Short Positions:

     403    U.S. Treasury
             10 Yr Notes   Sept 01     41,992,673   41,515,297       477,376
                                                                 -----------
                                                                 $(7,508,798)
                                                                 ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

                          DIVERSIFIED BOND PORTFOLIO

June 30, 2001 (Unaudited)


                                                                              Principal
                                                    Moody's Interest Maturity  Amount       Value
LONG-TERM INVESTMENTS -- 86.8%                      Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS -- 86.4%                            ------- -------- -------- --------- --------------
Aerospace -- 1.3%
  Boeing Co........................................   A1       8.75% 08/15/21  $ 6,250  $    7,441,750
  Raytheon Co......................................  Baa3      7.90% 03/01/03    6,450       6,631,374
  United Technologies Corp.........................   A2       7.50% 09/15/29    3,200       3,354,656
                                                                                        --------------
                                                                                            17,427,780
                                                                                        --------------
Agricultural Products
  IMC Global, Inc..................................  Ba2     10.875% 06/01/08      400         394,696
                                                                                        --------------
Airlines -- 0.7%
  Continental Airlines, Inc........................  Ba2       8.00% 12/15/05    1,700       1,656,361
  United Airlines, Inc.............................  Ba1      10.67% 05/01/04    7,000       7,240,380
                                                                                        --------------
                                                                                             8,896,741
                                                                                        --------------
Asset Backed Securities -- 3.0%
  Advanta Mortgage Loan Trust, Series 1994-3.......  Aaa       8.49% 01/25/26    5,254       5,303,349
  Citibank Credit Card Master Trust, Series 1996-3.  Aaa       6.10% 05/15/08   12,500      12,644,500
  Continental Airlines, Inc., Series 2000-1........  Aa3      8.048% 11/01/20    4,377       4,669,030
  MBNA Corp., Series 1999 B........................  Aaa       5.90% 08/15/11   17,900      17,553,855
                                                                                        --------------
                                                                                            40,170,734
                                                                                        --------------
Auto/Equipment Rental -- 0.1%
  Hertz Corp.......................................   A3       8.25% 06/01/05      750         804,240
                                                                                        --------------
Automobiles & Trucks -- 1.4%
  Navistar International Corp......................  Baa1      7.00% 02/01/03    3,500       3,395,000
  TRW, Inc.........................................  Baa2     7.625% 03/15/06   14,950      15,458,449
                                                                                        --------------
                                                                                            18,853,449
                                                                                        --------------
Banks and Savings & Loans -- 4.5%
  Bank United Corp.................................  Baa1     8.875% 05/01/07    4,000       4,435,040
  Barclays Bank PLC................................  Aa2      7.375% 12/15/49    1,500       1,489,799
  Bayerische Landesbank Girozentrale, (Germany)....  Aaa      5.875% 12/01/08    7,800       7,575,360
  Cho Hung Bank....................................  Ba3      11.50% 04/01/10    1,335       1,398,412
  Cho Hung Bank....................................  Ba3     11.875% 04/01/10    3,250       3,404,375
  Citigroup, Inc.(a)...............................  Aa2       6.50% 01/18/11    2,000       1,985,140
  Fideicomiso Petacalco-Topolo.....................  Baa3     10.16% 12/23/09    3,400       3,506,250
  Hanvit Bank......................................  Ba3      12.75% 03/01/10    1,350       1,448,642
  KBC Bank Funding.................................   A1       9.86% 11/02/09    5,000       5,594,050
  Korea Exchange Bank(a)...........................  Ba3      13.75% 06/30/10    1,915       2,068,200
  National Australia Bank, (Australia).............   A1       6.40% 12/10/07    3,700       3,731,043
  Sanwa Bank, Ltd.(a)..............................  Baa1      7.40% 06/15/11   13,430      12,951,892
  Sovereign Bancorp................................  Ba3      10.25% 05/15/04    1,000       1,049,560
  Washington Mutual, Inc...........................   A3       7.50% 08/15/06   10,000      10,541,000
                                                                                        --------------
                                                                                            61,178,763
                                                                                        --------------
Beverages -- 0.1%
  Embotelladora Andina SA, (Chile).................  Baa1     7.875% 10/01/97    1,250         938,096
                                                                                        --------------
Building & Construction -- 0.2%
  Cemex SA de CV...................................  Ba1      9.625% 10/01/09    2,400       2,616,000
                                                                                        --------------
Cable & Pay Television Systems -- 1.5%
  Comcast Cable Communications.....................  Baa2     6.875% 06/15/09    2,500       2,489,788
  CSC Holdings, Inc................................  Ba1       7.25% 07/15/08    3,400       3,230,476
  CSC Holdings, Inc................................  Ba1      7.625% 04/01/11    3,085       2,937,845
  CSC Holdings, Inc................................  Ba1      7.875% 12/15/07    1,490       1,469,900
  Rogers Cablesystems, Inc., (Canada)..............  Baa3     10.00% 03/15/05    4,000       4,240,000
  Tele-Communications, Inc.........................   A3       6.34% 02/01/12    3,500       3,532,165
  Tele-Communications, Inc.........................   A3       8.25% 01/15/03    3,000       3,116,160
                                                                                        --------------
                                                                                            21,016,334
                                                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

June 30, 2001 (Unaudited)


                                                                      Principal
                                            Moody's Interest Maturity  Amount      Value
                                            Rating    Rate     Date     (000)     (Note 2)
LONG-TERM BONDS (Continued)                 ----    ------   -------- -------   -------------
Chemicals -- 0.1%
  Lyondell Chemical Co.....................  Ba3      9.625% 05/01/07  $   540  $     538,650
  Lyondell Chemical Co.....................  Ba3      9.875% 05/01/07    1,040      1,037,400
                                                                                -------------
                                                                                    1,576,050
                                                                                -------------
Computers -- 0.5%
  International Business Machines Corp.....   A1      5.625% 04/12/04    3,000      3,016,710
  Sun Microsystems, Inc....................  Baa1      7.00% 08/15/02    2,000      2,034,300
  Unisys Corp.(a)..........................  Ba1      8.125% 06/01/06    1,650      1,600,500
                                                                                -------------
                                                                                    6,651,510
                                                                                -------------
Consumer Products -- 0.3%
  Fortune Brands...........................   A2      7.125% 11/01/04    1,050      1,074,254
  International Flavors & Fragrances, Inc..   A3       6.45% 05/15/06    3,000      2,995,818
                                                                                -------------
                                                                                    4,070,072
                                                                                -------------
Containers & Packaging -- 0.1%
  Pactiv Corp..............................  Baa3      7.95% 12/15/25    2,000      1,772,600
                                                                                -------------
Diversified Operations -- 1.4%
  Tyco International Group SA(a)...........  Baa1     6.125% 01/15/09    4,000      3,859,320
  Tyco International Group SA..............  Baa1     6.875% 09/05/02   10,000     10,208,000
  Tyco International Ltd...................  Baa2      7.20% 10/15/08    4,500      4,537,485
                                                                                -------------
                                                                                   18,604,805
                                                                                -------------
Drugs & Medical Supplies -- 1.5%
  American Home Products Corp..............   A3      5.875% 03/15/04    3,900      3,919,539
  American Home Products Corp..............   A3       6.25% 03/15/06   15,000     15,036,000
  Pharmacia Corp...........................   A1       6.50% 12/01/18    1,015        982,317
                                                                                -------------
                                                                                   19,937,856
                                                                                -------------
Electronic Components -- 0.1%
  Amkor Technology, Inc.(a)................  Ba3       9.25% 02/15/08      875        837,813
                                                                                -------------
Financial Services -- 6.6%
  Bombardier Capital, Inc. M.T.N...........   A3       7.30% 12/15/02    5,000      5,141,750
  Calair Capital Corp......................  Ba2      8.125% 04/01/08      530        511,450
  Capital One Financial Corp...............  Baa3      7.25% 05/01/06    1,050      1,012,644
  Ford Motor Credit Co.(a).................   A2      6.875% 02/01/06    9,700      9,887,986
  Ford Motor Credit Co.....................   A2       7.60% 08/01/05   10,000     10,495,200
  General Motors Acceptance Corp.(a).......   A2       5.75% 11/10/03    7,950      8,033,475
  International Lease Finance Corp.(a).....   A1       5.90% 03/12/03    6,000      6,098,184
  Nisource Finance Corp.(a)................  Baa2      5.75% 04/15/03    6,750      6,784,357
  Pemex Finance, Ltd.......................  Baa1      9.14% 08/15/04    6,845      7,262,066
  PHH Corp. M.T.N..........................  Baa1     8.125% 02/03/03   20,500     20,987,080
  Qwest Capital Funding, Inc...............  Baa1      7.75% 08/15/06   12,000     12,591,840
                                                                                -------------
                                                                                   88,806,032
                                                                                -------------
Food & Beverage -- 1.8%
  Kellogg Co...............................  Baa2      6.00% 04/01/06   20,250     19,940,377
  Kellogg Co...............................  Baa2      7.45% 04/01/31    1,650      1,627,230
  Tricon Global Restaurants, Inc...........  Ba1      8.875% 04/15/11    2,315      2,367,088
                                                                                -------------
                                                                                   23,934,695
                                                                                -------------
Forest Products -- 2.9%
  Fort James Corp..........................  Baa3      6.70% 11/15/03    4,500      4,506,975
  International Paper Co...................  Baa1      8.00% 07/08/03   16,000     16,738,096
  Nexfor, Inc..............................  Baa2     8.125% 03/20/08    8,000      8,159,040
  Scotia Pacific Co........................  Baa2      7.71% 01/20/14   12,200      9,145,852
                                                                                -------------
                                                                                   38,549,963
                                                                                -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

June 30, 2001 (Unaudited)


                                                                            Principal
                                                  Moody's Interest Maturity  Amount       Value
                                                  Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                       ----    ------   -------- -------   --------------
Hospital Management -- 1.9%
  Columbia / HCA Healthcare Corp.................   Ba1      6.91% 06/15/05  $ 2,435  $    2,374,125
  HCA Inc........................................   Ba1     7.125% 06/01/06   16,500      16,293,750
  HCA Inc........................................   Ba1     7.875% 02/01/11    2,000       2,017,500
  Omnicare, Inc..................................   Ba2     8.125% 03/15/11    2,560       2,585,600
  Tenet Healthcare Corp..........................   Ba1     7.875% 01/15/03    1,825       1,852,375
                                                                                      --------------
                                                                                          25,123,350
                                                                                      --------------
Hotel/Motel -- 0.2%
  Host Marriott, L.P.(a).........................   Ba2      9.25% 10/01/07    3,000       3,045,000
                                                                                      --------------
Industrials -- 0.5%
  Compania Sud Americana De Vapores, SA, (Chile).    NA     7.375% 12/08/03    2,000       2,035,404
  Rockwell International Corp....................    A1      5.20% 01/15/98    6,500       4,190,355
                                                                                      --------------
                                                                                           6,225,759
                                                                                      --------------
Insurance -- 1.2%
  Conseco, Inc...................................    B1      8.50% 10/15/02    5,875       5,757,500
  Nationwide CSN Trust...........................    A2     9.875% 02/15/25    5,000       5,568,700
  Reliaster Financial Corp.......................   Aa3     6.625% 09/15/03    5,000       5,141,700
                                                                                      --------------
                                                                                          16,467,900
                                                                                      --------------
Investment Banks -- 2.2%
  Lehman Brothers Holdings, Inc..................   A2      6.625% 04/01/04   13,245      13,642,085
  Lehman Brothers Holdings, Inc..................   A2      6.625% 02/05/06    3,685       3,751,146
  Morgan Stanley Dean Witter & Co................  Aa3      5.625% 01/20/04    2,000       2,012,780
  Morgan Stanley Dean Witter & Co................  Aa3       7.75% 06/15/05    5,000       5,325,395
  PaineWebber Group, Inc.........................  Aa1       6.45% 12/01/03    5,000       5,137,250
  Salomon, Inc...................................  Aa3      6.125% 01/15/03      500         508,480
                                                                                      --------------
                                                                                          30,377,136
                                                                                      --------------
Leisure -- 2.0%
  Harrahs Operating Co., Inc.....................  Ba2      7.875% 12/15/05      290         294,350
  HMH Properties.................................  Ba2      7.875% 08/01/05    1,970       1,925,675
  ITT Corp.......................................  Ba1       6.75% 11/15/03    9,315       9,346,857
  Park Place Entertainment.......................  Ba2      7.875% 12/15/05    2,265       2,270,663
  Park Place Entertainment(a)....................  Ba2      9.375% 02/15/07      740         777,000
  Royal Caribbean Cruises, Ltd...................  Baa3      7.00% 10/15/07    8,000       7,267,360
  Royal Caribbean Cruises, Ltd...................  Baa3      7.25% 08/15/06    5,000       4,732,350
                                                                                      --------------
                                                                                          26,614,255
                                                                                      --------------
Machinery -- 0.8%
  Briggs & Stratton Corp.........................   Ba1     8.875% 03/15/11    1,100       1,109,273
  Ingersoll-Rand Co..............................    A3      5.80% 06/01/04   10,225      10,255,368
                                                                                      --------------
                                                                                          11,364,641
                                                                                      --------------
Media -- 3.0%
  News America Holding, Inc......................  Baa3     6.703% 05/21/04   22,000      22,237,160
  Turner Broadcasting System, Inc................  Baa1      7.40% 02/01/04   13,500      14,049,315
  Turner Broadcasting System, Inc................  Baa1     8.375% 07/01/13    1,500       1,640,055
  United News & Media PLC........................  Baa2      7.25% 07/01/04    2,000       1,925,560
  United News & Media PLC........................  Baa2      7.75% 07/01/09    1,000       1,001,694
                                                                                      --------------
                                                                                          40,853,784
                                                                                      --------------
Oil & Gas -- 2.7%
  Atlantic Richfield Co..........................  Aa2       5.55% 04/15/03    3,700       3,756,610
  Atlantic Richfield Co..........................  Aa2       5.90% 04/15/09    6,770       6,658,092
  B.J. Services Co...............................  Baa2      7.00% 02/01/06    5,000       4,991,700
  Coastal Corp.(a)...............................  Baa2      7.50% 08/15/06    6,000       6,185,580
  Coastal Corp...................................  Baa2     7.625% 09/01/08    4,700       4,776,657
  Eott Energy Partners, L.P......................  Ba2      11.00% 10/01/09    2,585       2,785,337
  Limestone Electron Trust.......................  Baa3     8.625% 03/15/03    6,000       6,225,600
  Tosco Corp.....................................  Baa2      7.25% 01/01/07    1,500       1,561,920
                                                                                      --------------
                                                                                          36,941,496
                                                                                      --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

June 30, 2001 (Unaudited)


                                                                     Principal
                                           Moody's Interest Maturity  Amount       Value
                                           Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                ----    -------  -------- -------   --------------
Oil & Gas Exploration & Production -- 2.3%
  Anadarko Finance Co.....................  Baa1      6.75% 05/01/11  $10,900  $   10,902,616
  Anadarkp Finance Co.(a).................  Baa1      7.50% 05/01/31    9,200       9,352,628
  Parker & Parsley Petroleum Co...........  Ba1      8.875% 04/15/05    2,500       2,606,250
  Petroleos Mexicanos, (Mexico)...........  Baa3      9.50% 09/15/27    5,900       6,389,700
  Seagull Energy Corp.....................  Ba3      7.875% 08/01/03    1,830       1,898,113
                                                                               --------------
                                                                                   31,149,307
                                                                               --------------
Printing & Publishing -- 0.3%
  PRIMEDIA, Inc...........................  Ba3      8.875% 05/15/11    1,250       1,156,250
  World Color Press, Inc..................  Baa3      7.75% 02/15/09    2,075       2,022,731
  World Color Press, Inc..................  Baa3     8.375% 11/15/08    1,000       1,010,901
                                                                               --------------
                                                                                    4,189,882
                                                                               --------------
Real Estate Investment Trust -- 0.4%
  ERP Operating L.P.......................   A3       6.63% 04/13/05    3,900       3,927,144
  ERP Operating L.P.......................   A3       7.10% 06/23/04    1,500       1,548,210
                                                                               --------------
                                                                                    5,475,354
                                                                               --------------
Retail -- 1.6%
  Delhaize America, Inc.(a)...............  Baa3     7.375% 04/15/06    3,000       3,063,930
  Federated Deptartment Stores, Inc.(a)...  Baa1      8.50% 06/15/03   10,200      10,749,780
  Kroger Co...............................  Baa3      7.15% 03/01/03    5,370       5,513,809
  Winn-Dixie Stores, Inc.(a)..............  Ba2      8.875% 04/01/08    2,340       2,363,400
                                                                               --------------
                                                                                   21,690,919
                                                                               --------------
Steel & Metals -- 0.2%
  AK Steel Corp.(a).......................  Ba2      9.125% 12/15/06    2,400       2,451,000
                                                                               --------------
Telecommunication -- 10.0%
  AT&T Canada, Inc., (Canada).............  Baa3      7.65% 09/15/06    1,600       1,589,968
  AT&T Corp...............................   A3     10.125% 04/15/22    6,300       7,817,670
  British Telecommunications PLC..........  Baa1     8.125% 12/15/10      750         791,250
  British Telecommunications PLC(a).......  Baa1     8.625% 12/15/30    3,000       3,255,360
  Citizens Communications Co..............  Baa2      9.25% 05/15/11    3,150       3,262,927
  Electric Lightwave, Inc.................   A2       6.05% 05/15/04    3,300       3,107,561
  Frontier Corp...........................  Ba2       7.25% 05/15/04      430         352,600
  Global Crossing Holdings, Ltd...........  Ba2      9.125% 11/15/06    4,945       3,931,275
  Global Crossing Holdings, Ltd.(a).......  Ba2      9.625% 05/15/08      825         651,750
  Koninklijke (Royal) KPN NV(a)...........  Baa2      7.50% 10/01/05   10,000       9,911,100
  LCI International, Inc..................  Baa1      7.25% 06/15/07    6,675       6,662,851
  Marconi Corp. PLC.......................   A3      8.375% 09/15/30    3,000       2,585,220
  Nortel Networks, Ltd., (Canada).........   A2      6.125% 02/15/06    2,950       2,526,144
  Qwest Communications, Inc...............  Baa1      7.50% 11/01/08    3,150       3,190,931
  Rogers Cantel, Inc......................  Baa3     9.375% 06/01/08      660         653,400
  Rogers Wireless, Inc., (Canada).........  Baa3     9.625% 05/01/11    2,000       2,010,000
  Sprint Capital Corp.....................  Baa1      5.70% 11/15/03   12,000      11,972,400
  Sprint Capital Corp.....................  Baa1     7.625% 01/30/11    2,320       2,292,902
  Telecom De Puerto Rico..................  Baa2      6.65% 05/15/06    6,800       6,690,248
  Telecom De Puerto Rico..................   NA       6.80% 05/15/09    5,700       5,259,242
  Telefonica Europe BV....................   A2       8.25% 09/15/30   10,000      10,491,800
  TELUS Corp.(a)..........................  Baa2      8.00% 06/01/11      950         969,456
  TELUS Corp.(a)..........................  Baa2      8.00% 06/01/11      950         969,456
  TELUS Corp. (Canada)....................  Baa2      7.50% 06/01/07    5,000       5,060,550
  Worldcom, Inc.(a).......................   A3       6.50% 05/15/04    5,000       5,008,000
  Worldcom, Inc...........................   A3      7.375% 01/15/11   13,150      13,403,927
  Worldcom, Inc...........................   A3       7.50% 05/15/11    4,400       4,282,608
  Worldcom, Inc...........................   A3      7.875% 05/15/03    1,850       1,919,064
  Worldcom, Inc...........................   A3       8.25% 05/15/31   15,000      14,655,900
                                                                               --------------
                                                                                  134,306,104
                                                                               --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

June 30, 2001 (Unaudited)


                                                                         Principal
                                               Moody's Interest Maturity  Amount       Value
                                               Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                    ----    -------  -------- -------   --------------
Utilities -- 16.9%
  AES Corp....................................  Ba1      8.875% 02/15/11  $ 1,200  $    1,170,000
  AES Corp.(a)................................  Ba1      9.375% 09/15/10    5,275       5,299,529
  BRL Universal Equipment.....................  Ba3      8.875% 02/15/08      830         846,600
  Calenergy Co., Inc..........................  Baa3      6.96% 09/15/03    8,000       8,174,880
  Calenergy Co., Inc..........................  Baa3      7.23% 09/15/05    5,000       5,150,800
  Calpine Corp................................  Ba1       8.50% 02/15/11    2,000       1,920,840
  Calpine Corp................................  Ba1      8.625% 08/15/10   12,000      11,668,320
  Calpine Corp................................  Ba1      10.50% 05/15/06    4,060       4,139,519
  CMS Energy Corp.............................  Ba3       6.75% 01/15/04    4,500       4,297,500
  CMS Energy Corp.............................  Ba3       8.00% 07/01/11    4,500       4,500,000
  Cogentrix Energy, Inc.......................  Baa3      8.75% 10/15/08    7,675       7,895,119
  Commonwealth Edison Co......................  Baa1     7.625% 01/15/07    7,525       7,896,660
  CP&L, Inc. M.T.N............................  Baa1      6.65% 04/01/08    8,750       8,665,300
  Dominion Fiber Ventures LLC.................  Baa2      7.05% 03/15/05    2,650       2,687,922
  Dominion Resources, Inc.....................  Baa1      6.00% 01/31/03   10,000      10,081,900
  Duke Energy Field Services..................  Baa2      7.50% 08/16/05   12,000      12,449,880
  Edison Mission Energy.......................  Baa3      7.73% 06/15/09    2,200       1,820,148
  Hydro-Quebec................................   A2       7.50% 04/01/16      500         532,830
  Illinois Power Co...........................  Aaa       5.38% 06/25/07   15,000      15,004,650
  Mirant Americas Generation..................  Baa3     9.125% 05/01/31   12,800      13,316,480
  Niagara Mohawk Power........................  Baa2     6.875% 04/01/03    4,000       4,064,000
  Niagara Mohawk Power........................  Baa2     7.375% 08/01/03    8,000       8,240,000
  Niagara Mohawk Power........................  Baa2      8.00% 06/01/04    5,000       5,230,050
  NRG Northeast Generating LLC................  Baa3     8.065% 12/15/04      844         862,397
  Osprey Trust................................  Baa2     7.797% 01/15/03   12,800      13,070,643
  Osprey Trust................................  Baa2      8.31% 01/15/03   11,000      11,310,398
  Pinnacle Partners, L.P......................  Ba1       8.83% 08/15/04   20,035      20,506,223
  Progress Energy, Inc........................  Baa3      6.55% 03/01/04   12,750      12,995,820
  PSEG Energy Holdings, Inc...................  Ba1      10.00% 10/01/09    2,605       2,803,035
  Southern California Edison Co...............  Baa2     6.375% 01/15/06    1,250         881,250
  Southern California Edison Co...............  Caa2      7.20% 11/03/03    7,000       5,040,000
  Utilicorp United, Inc.......................  Baa3      7.00% 07/15/04    1,280       1,293,734
  Utilicorp United, Inc.......................  Baa3      7.95% 02/01/11    2,210       2,230,774
  WCG Note Trust..............................  Baa3      8.25% 03/15/04   12,450      12,423,232
                                                                                   --------------
                                                                                      228,470,433
                                                                                   --------------
Waste Management -- 0.4%
  Allied Waste North America..................  Ba3      7.625% 01/01/06    1,540       1,516,900
  Allied Waste North America(a)...............  Ba3      7.875% 01/01/09    2,000       1,940,000
  Allied Waste North America..................  Ba3      8.875% 04/01/08    1,500       1,539,375
                                                                                   --------------
                                                                                        4,996,275
                                                                                   --------------
Foreign Government Bonds -- 4.4%
  Arab Republic of Egypt (Egypt)..............   A3       8.75% 07/11/11    2,800       2,796,668
  Federal Republic of Germany (Germany).......  Aaa       4.50% 07/04/09   45,400      37,199,472
  Republic of Colombia (Columbia).............  Ba2      10.50% 06/13/06    2,900       2,987,000
  Republic of Philippines, (Philippines)......  Ba1      9.875% 01/15/19      542         473,025
  United Mexican States, (Mexico).............  Baa3      8.50% 02/01/06   10,000      10,475,000
  United Mexican States, (Mexico)(a)..........  Baa3    10.375% 02/17/09    4,500       5,035,500
                                                                                   --------------
                                                                                       58,966,665
                                                                                   --------------
U.S. Government and Agency Obligations -- 5.3%
  United States Treasury Bond.................            6.25% 05/15/30   25,730      27,253,473
  United States Treasury Bond(a)..............           8.125% 08/15/21   25,265      31,746,988
  United States Treasury Bond.................          13.875% 05/15/11    4,150       5,701,727
  United States Treasury Note(a)..............            5.00% 02/15/11    2,666       2,586,420
  United States Treasury Note.................           5.625% 05/15/08    4,200       4,365,354
                                                                                   --------------
                                                                                       71,653,962
                                                                                   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

June 30, 2001 (Unaudited)


                                                                                         Principal
                                                   Moody's Interest      Maturity         Amount        Value
                                                   Rating    Rate          Date            (000)       (Note 2)
LONG-TERM BONDS (Continued)                        ----    ------   ------------------- ----------- --------------
U.S. Government Mortgage Backed
 Securities -- 2.0%
 Federal National Mortgage
   Association...................................             6.50% 02/01/14 - 12/01/15 $     9,747 $    9,790,633
 Federal National Mortgage
   Association...................................             7.00%      12/01/99            13,000     13,219,310
 Federal National Mortgage
   Association...................................             9.00% 10/01/16 - 09/01/21         172        183,171
 Government National Mortgage
   Association...................................             7.50% 10/15/25 - 02/15/26       4,145      4,259,562
                                                                                                    --------------
                                                                                                        27,452,676
                                                                                                    --------------
TOTAL LONG-TERM BONDS
 (cost $1,155,302,105).............................................................................  1,164,854,127
                                                                                                    --------------
                                                                                          Shares
PREFERRED STOCKS -- 0.4%                                                                -----------
  Centaur Funding Corp.
   (cost $4,323,180).................................................................      27,000      4,726,917
                                                                                                    --------------
                                                                        Expiration
                                                                           Date            Units
WARRANTS                                                            ------------------- -----------
  United Mexican States, (Mexico)(b)
   (cost $0).....................................................      06/01/03        18,766,000        183,907
                                                                                                    --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $1,159,625,286).............................................................................  1,169,764,951
                                                                                                    --------------


                                                                                         Principal
                                                                         Maturity         Amount
                                                                           Date            (000)
SHORT-TERM INVESTMENTS -- 21.4%                                          --------       -----------
Commercial Paper -- 0.9%
 Sprint Capital Corp.(c)..........................  P-1       4.25%      08/14/01       $    12,446     12,382,819
                                                                                                    --------------
Other Corporate Obligations --
 9.2%
 American Electric Power(c).......................  P-1       4.10%      07/30/01            12,000     11,961,733
 Capital One Financial Corp.......................  Baa2      7.08%      10/30/01             5,000      5,016,300
 Chrysler Financial Corp..........................   A3       5.25%      10/22/01            10,400     10,408,424
 Comcast Corp.(a).................................  Baa2     9.625%      03/15/02             4,600      4,742,600
 Cox Enterprises, Inc.............................  Baa1     6.625%      06/14/02             3,200      3,241,120
 El Paso Energy Corp..............................  Baa2     6.625%      07/15/01             3,800      3,801,558
 Georgia-Pacific Corp.............................  Baa3      9.95%      06/15/02             5,000      5,184,900
 K N Energy, Inc..................................  Baa2      6.45%      11/30/01             4,500      4,527,630
 Kansallis-Osake-Pankki, (Finland)................   A1      10.00%      05/01/02             5,000      5,211,200
 Lehman Brothers Holdings, Inc....................   A2      6.375%      05/07/02               560        569,262
 Morgan Stanley Dean Witter & Co..................  Aa3      5.625%      04/12/02             5,450      5,511,585
 Norfolk Southern Corp............................  Baa1      6.95%      05/01/02             1,650      1,677,011
 Okobank, (Finland)...............................   NA       5.56%      06/12/01             5,000      4,968,650
 Qwest Capital Funding, Inc.(a)...................  P-1       4.12%      07/20/01            12,000     11,975,280
 Qwest Capital Funding, Inc.(a)...................  Baa1     6.875%      08/15/01             5,000      5,010,500
 Republic of Croatia, (Croatia)...................  Baa3      6.25%      07/31/01             2,984      2,931,588
 Republic of Panama, (Panama)(a)..................  Ba1      7.875%      02/13/02             8,000      8,180,000
 Salomon, Inc.....................................  Aa3       6.65%      07/15/01             7,000      7,004,690
 Texas Utilities Corp.............................  Baa3      5.94%      10/15/01            10,000     10,038,400
 USA Waste Service................................  Ba1      6.125%      07/15/01             7,000      7,000,420
 Viacom, Inc......................................   A3       7.50%      01/15/02             5,000      5,075,900
                                                                                                    --------------
                                                                                                       124,038,751
                                                                                                    --------------
U.S. Government Mortgage Backed
 Securities
 Government National Mortgage
   Association....................................            7.50%      05/20/02                28         28,348
                                                                                                    --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

June 30, 2001 (Unaudited)


                                                                                                  Value
                                                                                    Shares       (Note 2)
SHORT-TERM INVESTMENTS (Continued)                                                ----------- --------------
Mutual Funds -- 11.3%
  Prudential Core Investment Fund - Taxable Money Market Fund Series (Note 4)(c). 152,646,200 $  152,646,200
TOTAL SHORT-TERM INVESTMENTS
 (cost $288,066,913).............................................................                289,096,118
                                                                                              --------------
TOTAL INVESTMENTS -- 108.2%
 (cost $1,447,692,199; Note 6)...................................................              1,458,861,069
                                                                                              --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (e)...................................                   (472,750)
UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS (f)................                    142,928
LIABILITIES IN EXCESS OF OTHER ASSETS -- (8.2%)..................................               (110,422,970)
                                                                                              --------------
TOTAL NET ASSETS -- 100.0%.......................................................             $1,348,108,277
                                                                                              ==============

The following abbreviations are used in portfolio descriptions:


LLC    Limited Liability Company
L.P.   Limited Partnership
M.T.N. Medium Term Note
NR     Not rated by Moody's or Standard & Poor's
PLC    Public Limited Company (British Corporation)
SA     Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
NV     Naamloze Vennootschap (Dutch Corporation)


(a)Portion of securities on loan with an aggregate market value of $114,558,575; cash collateral $119,954,013 was received with which the Portfolio purchased securities.
(b)Non-income producing security.
(c)Represents all or a portion of security purchased with cash collateral received for securities on loan.
(d)Security segregated as collateral for futures contracts.
(e)Open futures contracts as of June 30, 2001 were as follows:

   Number of                              Expiration  Value at     Value at
   Contracts              Type               Date    Trade Date  June 30, 2001 Appreciation
   ---------              ----            ---------- ----------- ------------- ------------
Long Positions:
      195       U.S. 5 Yr Treasury Notes   Sept 01   $20,075,860  $20,152,031    $ 76,171
      704       U.S. 10 Yr Treasury Notes  Sept 01    72,405,650   75,523,000     117,350
      107       U.S. 5 Yr Treasury Bonds   Sept 01    10,643,156   10,733,437      90,281
                                                                                 --------
                                                                                 $283,802
                                                                                 ========

(f)Outstanding forward currency contracts as of June 30, 2001 were as follows:

         Foreign Currency        Value at       Current
         Contract             Settlement Date    Value    Appreciation
         ----------------     --------------- ----------- ------------
         Sold:
           Eurodollars
            expiring 7/13/01    $38,961,691   $38,818,763   $142,928
                                                            ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

                               EQUITY PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 96.5%                 Value
                                   Shares     (Note 2)
COMMON STOCKS -- 96.4%             ------- --------------
Advertising -- 0.4%
  Interpublic Group of Cos., Inc..  24,606 $      722,186
  Lamar Advertising Co.(a)........ 373,600     16,438,400
  Omnicom Group, Inc..............  25,957      2,232,302
  TMP Worldwide, Inc.(a)..........  11,928        715,680
                                           --------------
                                               20,108,568
                                           --------------
Aerospace/Defense -- 1.7%
  Boeing Co....................... 187,140     10,404,984
  General Dynamics Corp...........  46,663      3,630,848
  Northrop Grumman Corp........... 203,700     16,316,370
  Raytheon Co..................... 964,600     25,610,130
  United Technologies Corp........ 397,550     29,124,513
                                           --------------
                                               85,086,845
                                           --------------
Agricultural Products -- 0.3%
  Monsanto Co.(a)................. 381,300     14,108,100
                                           --------------
Airlines -- 0.1%
  AMR Corp........................  30,083      1,086,899
  Continental Airlines, Inc.
   (Class "B" Stock)(a)...........   8,177        402,717
  Southwest Airlines Co...........  86,311      1,595,890
                                           --------------
                                                3,085,506
                                           --------------
Apparel
  NIKE, Inc. (Class "B" Stock)....  57,646      2,420,556
                                           --------------
Autos - Cars & Trucks -- 0.4%
  Delphi Automotive Systems Corp..  84,774      1,350,450
  Ford Motor Co................... 114,932      2,821,580
  General Motors Corp.............  71,645      4,610,356
  Harley-Davidson, Inc............  83,273      3,920,493
  PACCAR, Inc.....................  80,000      4,113,600
  TRW, Inc........................  41,336      1,694,776
                                           --------------
                                               18,511,255
                                           --------------
Banks and Savings & Loans -- 2.1%
  Bank One Corp................... 814,971     29,175,962
  Comerica, Inc...................  39,611      2,281,593
  Mellon Financial Corp...........  35,260      1,621,960
  National City Corp..............  36,010      1,108,388
  PNC Financial Services Group.... 167,720     11,034,299
  Providian Financial Corp........ 548,510     32,471,792
  SouthTrust Corp.................  36,310        944,060
  U.S. Bancorp.................... 161,295      3,675,913
  Wells Fargo & Co................ 518,290     24,064,205
                                           --------------
                                              106,378,172
                                           --------------
Chemicals -- 0.5%
  Air Products & Chemicals, Inc... 213,534      9,769,181
  Dow Chemical Co................. 108,345      3,602,471
  E.I. du Pont de Nemours & Co.... 121,909      5,880,890
  Ecolab, Inc.....................  98,420      4,032,267
  Praxair, Inc....................  28,625      1,345,375
  Rohm & Haas Co..................  45,913      1,510,538
  Sherwin-Williams Co.............  21,606        479,653
                                           --------------
                                               26,620,375
                                           --------------
Commercial Services -- 0.1%
  Cintas Corp.....................   5,327        246,374
  Concord EFS, Inc.(a)............  34,660      1,802,667
  Convergys Corp.(a)..............  57,946      1,752,866
  Moody's Corp....................  25,958        869,593

                                                       Value
COMMON STOCKS                             Shares      (Note 2)
(Continued)                              --------- --------------
Commercial Services (cont'd.)
  Paychex, Inc..........................    41,787 $    1,671,480
                                                   --------------
                                                        6,342,980
                                                   --------------
Communications Equipment -- 0.2%
  ONI Systems Corp.(a)..................   154,300      4,304,970
  Sonus Networks, Inc.(a)...............   189,400      4,424,384
                                                   --------------
                                                        8,729,354
                                                   --------------
Computers -- 3.4%
  Compaq Computer Corp..................   838,406     12,986,909
  Dell Computer Corp.(a)................   545,866     14,274,396
  Hewlett-Packard Co....................   189,953      5,432,656
  International Business Machines Corp..   781,131     88,267,803
  Sun Microsystems, Inc.(a)............. 3,296,416     51,819,659
                                                   --------------
                                                      172,781,423
                                                   --------------
Computer Software & Services -- 7.1%
  Adobe Systems, Inc....................    23,034      1,082,598
  Automatic Data Processing, Inc........    79,447      3,948,516
  BEA Systems, Inc.(a)..................   232,000      7,124,720
  BMC Software, Inc.(a).................   534,100     12,038,614
  Cisco Systems, Inc.(a)................ 3,016,577     54,901,701
  Computer Associates
   International, Inc...................    57,091      2,055,276
  Electronic Data Systems Corp..........   203,117     12,694,813
  EMC Corp..............................   594,915     17,282,281
  First Data Corp.......................   102,690      6,597,833
  Intuit, Inc.(a).......................    97,732      3,908,303
  Mercury Interactive Corp.(a)..........    57,936      3,470,366
  Microsoft Corp.(a).................... 2,585,213    188,720,549
  Network Appliance, Inc.(a)............     7,319        100,270
  Oracle Corp.(a)....................... 1,737,330     33,009,270
  PeopleSoft, Inc.(a)...................    51,959      2,557,942
  Siebel Systems, Inc.(a)...............    41,686      1,955,073
  Unisys Corp.(a).......................   142,240      2,092,350
  VERITAS Software Corp.(a).............   137,474      9,146,145
  Yahoo!, Inc.(a).......................    47,189        943,308
                                                   --------------
                                                      363,629,928
                                                   --------------
Consumer Products -- 2.5%
  Avon Products, Inc....................    55,703      2,577,935
  Colgate-Palmolive Co..................    57,916      3,416,465
  Estee Lauder Cos., Inc.
   (Class "A" Stock)....................    26,445      1,139,779
  Gillette Co...........................    70,632      2,047,622
  Kimberly-Clark Corp...................   333,967     18,668,755
  Philip Morris Cos., Inc............... 1,838,801     93,319,151
  Procter & Gamble Co...................   126,448      8,067,382
                                                   --------------
                                                      129,237,089
                                                   --------------
Consumer Services
  Sabre Holdings Corp.
   (Class "A" Stock)(a).................    16,880        844,000
                                                   --------------
Diversified Industries
  Avery Dennison Corp...................    20,706      1,057,041
                                                   --------------
Diversified Manufacturing Operations -- 3.2%
  Danaher Corp..........................   192,100     10,757,600
  Eaton Corp............................    16,955      1,188,545
  Honeywell International, Inc..........    79,723      2,789,508

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

June 30, 2001 (Unaudited)



                                                               Value
       COMMON STOCKS                              Shares      (Note 2)
       (Continued)                               --------- --------------
       Diversified Manufacturing Operations (cont'd.)
         Illinois Tool Works, Inc...............    11,028 $      698,072
         Minnesota Mining & Manufacturing Co....   366,927     41,866,371
         Pall Corp..............................    13,294        312,808
         SPX Corp.(a)...........................   209,000     26,162,620
         Textron, Inc...........................    11,328        623,493
         Tyco International, Ltd................ 1,462,060     79,682,270
                                                           --------------
                                                              164,081,287
                                                           --------------
       Diversified Operations -- 0.9%
         Cendant Corp.(a).......................    79,972      1,559,454
         Williams Cos., Inc..................... 1,315,630     43,350,009
                                                           --------------
                                                               44,909,463
                                                           --------------
       Drugs & Medical Supplies -- 7.2%
         Abbott Laboratories.................... 1,364,680     65,518,287
         Allergan, Inc..........................    17,160      1,467,180
         American Home Products Corp............ 1,055,765     61,698,907
         Amgen, Inc.(a).........................   109,613      6,651,317
         Applera Corp.-Applied Biosystems Group.    24,757        662,250
         Baxter International, Inc..............   166,274      8,147,426
         Becton Dickinson & Co..................    26,947        964,433
         Biomet, Inc............................   164,500      7,905,870
         Bristol-Myers Squibb Co................   210,808     11,025,258
         Cardinal Health, Inc...................    72,207      4,982,283
         Invitrogen Corp.(a)....................   102,000      7,323,600
         Johnson & Johnson......................   807,052     40,352,597
         MedImmune, Inc.(a).....................    27,233      1,285,398
         Medtronic, Inc.........................   209,983      9,661,318
         Merck & Co., Inc.......................   419,527     26,811,970
         Novartis AG (ADR) (Switzerland)........   681,000     24,618,150
         Nycomed Amersham PLC...................    27,700      1,020,357
         Pfizer, Inc............................ 1,758,455     70,426,123
         Schering-Plough Corp...................    45,162      1,636,671
         Teva Pharmaceutical Industries, Ltd.
          ADR (Israel)..........................   256,900     16,004,870
         Watson Pharmaceuticals, Inc.(a)........    45,763      2,820,831
                                                           --------------
                                                              370,985,096
                                                           --------------
       Electronics -- 3.9%
         Advanced Micro Devices, Inc.(a)........    14,000        404,320
         Agilent Technologies, Inc.(a)..........    27,683        899,697
         Broadcom Corp.(a)......................    20,331        869,354
         Celestica, Inc. (Class "A" Stock)
          (Canada)(a)...........................   223,200     11,494,800
         Corning, Inc...........................    82,073      1,371,440
         Emerson Electric Co....................   292,085     17,671,142
         Intel Corp............................. 1,733,132     50,694,111
         Jabil Circuit, Inc.(a).................    36,236      1,118,243
         JDS Uniphase Corp.(a)..................   139,334      1,741,675
         Johnson Controls, Inc..................     9,228        668,753
         Linear Technology Corp.................    36,126      1,597,492
         Micron Technology, Inc.(a).............   956,416     39,308,698
         Molex, Inc. (Class "A" Stock)..........   108,930      3,248,293
         Parker-Hannifin Corp...................    69,244      2,938,715
         PerkinElmer, Inc.......................    24,250        667,603
         Sanmina Corp.(a).......................    34,659        811,367
         Solectron Corp.(a).....................   674,891     12,350,505
         Texas Instruments, Inc................. 1,575,094     49,615,461

                                                       Value
COMMON STOCKS                             Shares      (Note 2)
(Continued)                              --------- --------------
Electronics  (cont'd.)
  Xilinx, Inc.(a).......................    36,460 $    1,503,610
                                                   --------------
                                                      198,975,279
                                                   --------------
Exchange Traded Fund -- 0.6%
  Nasdaq-100 Index Tracking Stock(a)....   656,900     30,020,330
                                                   --------------
Financial Services -- 9.5%
  American Express Co...................   563,135     21,849,638
  American General Corp.................   213,721      9,927,340
  Bank of America Corp..................   419,555     25,185,887
  Bank of New York Co., Inc............. 1,056,798     50,726,304
  Capital One Financial Corp............    97,157      5,829,420
  Charles Schwab Corp...................    24,982        382,225
  Citigroup, Inc........................   793,500     41,928,540
  Federal Home Loan Mortgage Corp.......   434,132     30,389,240
  Federal National Mortgage Association.   216,585     18,442,213
  Fifth Third Bancorp...................    63,768      3,829,268
  FleetBoston Financial Corp............ 1,446,850     57,078,232
  Franklin Resources, Inc...............    48,688      2,228,450
  Goldman Sachs Group, Inc..............   160,532     13,773,646
  H&R Block, Inc........................    14,041        906,347
  Household International, Inc..........   400,605     26,720,353
  J.P. Morgan Chase & Co................ 1,580,339     70,483,119
  Lehman Brothers Holdings, Inc.........    60,242      4,683,816
  MBNA Corp.............................   199,630      6,577,809
  Merrill Lynch & Co., Inc..............   326,847     19,365,685
  Morgan Stanley Dean Witter & Co.......   927,718     59,587,327
  Washington Mutual, Inc................   423,819     15,914,403
                                                   --------------
                                                      485,809,262
                                                   --------------
Food & Beverage -- 2.4%
  Anheuser-Busch Cos., Inc..............    52,702      2,171,322
  Campbell Soup Co......................    46,663      1,201,572
  Coca-Cola Co..........................   477,994     21,509,730
  Coca-Cola Enterprises, Inc............    45,998        752,067
  ConAgra Foods, Inc....................   316,000      6,259,960
  General Mills, Inc....................    76,596      3,353,373
  Heinz (H.J.) Co.......................    33,834      1,383,472
  Hershey Foods Corp....................    28,358      1,749,972
  Kroger Co.(a).........................   152,667      3,816,675
  PepsiCo, Inc.......................... 1,256,052     55,517,498
  Quaker Oats Co........................    37,360      3,409,100
  Sara Lee Corp.........................    93,476      1,770,436
  SYSCO Corp............................   125,810      3,415,742
  The Pepsi Bottling Group, Inc.........    19,355        776,136
  Unilever NV, ADR (Netherlands)........   301,236     17,944,629
                                                   --------------
                                                      125,031,684
                                                   --------------
Healthcare Service -- 3.4%
  HCA-The Healthcare Co.................   670,000     30,277,300
  Health Net Inc.(a).................... 1,844,800     32,099,520
  Sepracor Inc.(a)......................   936,600     37,276,680
  Tenet Healthcare Corp.................    30,008      1,548,112
  UnitedHealth Group, Inc...............   590,817     36,482,950
  Wellpoint Health Networks, Inc.(a)....   396,100     37,328,464
                                                   --------------
                                                      175,013,026
                                                   --------------
Household Products
  Leggett & Platt, Inc..................    60,842      1,340,349
                                                   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

June 30, 2001 (Unaudited)


                                                               Value
       COMMON STOCKS                               Shares     (Note 2)
       (Continued)                                --------- ------------
       Insurance -- 5.1%
         ACE, Ltd................................    23,031 $    900,282
         AFLAC, Inc..............................    97,527    3,071,125
         Allstate Corp...........................   132,187    5,814,906
         American International Group, Inc.......   592,642   50,967,212
         Chubb Corp..............................   133,655   10,348,907
         CIGNA Corp..............................   607,500   58,210,650
         Hartford Financial Services Group, Inc..   698,619   47,785,540
         John Hancock Financial
          Services, Inc..........................    53,336    2,147,307
         Lincoln National Corp...................    23,331    1,207,379
         Loews Corp..............................   889,000   57,278,270
         Marsh & McLennan Companies, Inc.........   106,686   10,775,286
         MetLife, Inc............................    85,974    2,663,474
         MGIC Investment Corp....................    51,689    3,754,689
         St. Paul Cos., Inc......................    30,233    1,532,511
         XL Capital, Ltd. (Class "A" Stock)
          (Bermuda)..............................    45,000    3,694,500
                                                            ------------
                                                             260,152,038
                                                            ------------
       Leisure -- 0.7%
         Carnival Corp...........................    91,000    2,793,700
         Marriott International, Inc.
          (Class "A" Stock)......................   398,708   18,874,837
         Starwood Hotels & Resorts
          Worldwide, Inc.........................   348,403   12,988,464
                                                            ------------
                                                              34,657,001
                                                            ------------
       Machinery -- 0.3%
         Caterpillar, Inc........................    18,605      931,180
         Cummins, Inc............................   107,000    4,140,900
         Deere & Co..............................   114,735    4,342,720
         Dover Corp..............................    88,825    3,344,261
                                                            ------------
                                                              12,759,061
                                                            ------------
       Media -- 7.0%
         AOL Time Warner, Inc.(a)................ 1,701,055   90,155,915
         AT&T Corp.-Liberty Media Corp.
          (Class "A" Stock)(a)................... 3,840,912   67,177,551
         Clear Channel Communications, Inc.(a)...    72,545    4,548,571
         Comcast Corp. (Special
          Class "A" Stock)(a)....................   231,364   10,041,198
         Gannett Co., Inc........................    45,763    3,015,782
         Knight-Ridder, Inc......................   142,600    8,456,180
         McGraw Hill, Inc........................   451,633   29,875,523
         New York Times Co. (Class "A" Stock)....   255,680   10,738,560
         News Corp., Ltd. ADR (Australia)........   999,700   32,390,280
         Tribune Co..............................   532,300   21,297,323
         Univision Communications, Inc.
          (Class "A" Stock)(a)...................    23,857    1,020,602
         Viacom, Inc. (Class "B" Stock)(a)....... 1,403,775   72,645,356
         Walt Disney Co..........................   225,438    6,512,904
                                                            ------------
                                                             357,875,745
                                                            ------------
       Metals & Minerals -- 1.4%
         Freeport-McMoRan Copper &
          Gold, Inc.(a).......................... 3,853,300   38,648,599
         Phelps Dodge Corp.......................   785,700   32,606,550
                                                            ------------
                                                              71,255,149
                                                            ------------

                                                   Value
COMMON STOCKS                          Shares     (Note 2)
(Continued)                           --------- ------------
Mining -- 0.8%
  Barrick Gold Corp..................    77,796 $  1,178,609
  Newmont Mining Corp................ 2,121,109   39,473,839
  Placer Dome, Inc. (Canada).........    59,867      586,697
                                                ------------
                                                  41,239,145
                                                ------------
Oil & Gas -- 4.2%
  Amerada Hess Corp..................   390,000   31,512,000
  El Paso Corp.......................   887,476   46,627,989
  Halliburton Co..................... 1,069,900   38,088,440
  Kerr-McGee Corp....................   427,500   28,330,425
  Nabors Industries, Inc.(a).........    75,096    2,793,571
  Phillips Petroleum Co..............   823,600   46,945,200
  Royal Dutch Petroleum Co. ADR
   (Netherlands).....................   319,231   18,601,591
                                                ------------
                                                 212,899,216
                                                ------------
Oil & Gas Exploration & Production -- 4.1%
  Anadarko Petroleum Corp............   295,300   15,955,059
  BP PLC ADR (United Kingdom)........    31,740    1,582,239
  Burlington Resources, Inc..........    59,341    2,370,673
  Chevron Corp.......................    98,015    8,870,358
  Conoco, Inc. (Class "A" Stock)..... 1,703,200   48,030,240
  Conoco, Inc. (Class "B" Stock).....   108,105    3,124,234
  Devon Energy Corp..................    25,432    1,335,180
  Exxon Mobil Corp...................   768,960   67,168,656
  TotalFinaElf SA ADR (France).......   821,200   57,648,240
  Unocal Corp........................    43,437    1,483,374
                                                ------------
                                                 207,568,253
                                                ------------
Oil & Gas Services -- 0.8%
  Kinder Morgan, Inc.................    31,059    1,560,715
  Schlumberger, Ltd..................    94,451    4,972,845
  Transocean Sedco Forex, Inc........   782,356   32,272,185
  Weatherford International, Inc.(a).    54,469    2,614,512
                                                ------------
                                                  41,420,257
                                                ------------
Paper & Forest Products -- 1.9%
  Ball Corp..........................    12,254      582,800
  Bowater, Inc.......................    14,929      667,923
  Georgia-Pacific Group..............   299,000   10,121,150
  International Paper Co.............    60,017    2,142,607
  Mead Corp.......................... 1,017,000   27,601,380
  Sealed Air Corp.(a)................    26,332      980,867
  Temple-Inland, Inc.................   835,200   44,507,808
  UPM-Kymmene Oyj ADR (Finland)......   253,900    7,198,065
  Weyerhaeuser Co....................    37,360    2,053,679
  Willamette Industries, Inc.........    27,249    1,348,826
                                                ------------
                                                  97,205,105
                                                ------------
Pharmaceuticals -- 0.5%
  Eli Lilly & Co.....................   153,368   11,349,232
  Genentech, Inc.(a).................    29,900    1,647,490
  IMS Health, Inc....................    45,122    1,285,977
  Pharmacia Corp.....................   298,046   13,695,214
                                                ------------
                                                  27,977,913
                                                ------------
Photography -- 0.9%
  Eastman Kodak Co................... 1,016,200   47,436,216
                                                ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

June 30, 2001 (Unaudited)


                                                      Value
COMMON STOCKS                            Shares      (Note 2)
(Continued)                             --------- --------------
Real Estate Investment Trust -- 0.4%
  Archstone Communities Trust..........    55,700 $    1,435,946
  CarrAmerica Realty Corp..............    96,000      2,928,000
  Equity Office Properties Trust.......   261,000      8,255,430
  Spieker Properties, Inc..............    94,000      5,635,300
                                                  --------------
                                                      18,254,676
                                                  --------------
Restaurants -- 1.0%
  Darden Restaurants, Inc.............. 1,685,900     47,036,610
  McDonald's Corp......................   171,272      4,634,620
                                                  --------------
                                                      51,671,230
                                                  --------------
Retail -- 5.4%
  Bed Bath & Beyond, Inc.(a)...........    45,313      1,413,766
  Best Buy Co., Inc.(a)................    24,157      1,534,453
  Circuit City Stores-Circuit City
   Group, Inc..........................   451,000      8,118,000
  Costco Wholesale Corp.(a)............   973,842     40,005,429
  CVS Corp.............................   111,256      4,294,482
  Federated Department Stores, Inc.(a).   903,497     38,398,622
  Home Depot, Inc...................... 1,502,856     69,957,947
  Lowe's Cos., Inc.....................    74,346      5,393,802
  May Department Stores Co.............    14,554        498,620
  RadioShack Corp......................    22,835        696,467
  Safeway, Inc.(a).....................   567,770     27,252,960
  Staples, Inc.(a).....................   213,400      3,412,266
  Starbucks Corp.(a)...................    73,520      1,690,960
  Target Corp.......................... 1,265,698     43,793,151
  The Gap, Inc.........................    86,649      2,512,821
  Tiffany & Co.........................    48,613      1,760,763
  Wal-Mart Stores, Inc.................   507,140     24,748,432
  Walgreen Co..........................    66,768      2,280,127
  Zale Corp.(a)........................    20,931        705,375
                                                  --------------
                                                     278,468,443
                                                  --------------
Semiconductors -- 0.7%
  Analog Devices, Inc.(a)..............    99,849      4,318,469
  Applied Materials, Inc.(a)...........   286,428     14,063,615
  Axcelis Technologies, Inc.(a)........    40,597        600,836
  KLA-Tencor Corp.(a)..................    23,632      1,381,763
  Novellus Systems, Inc.(a)............   254,300     14,441,697
                                                  --------------
                                                      34,806,380
                                                  --------------
Steel & Metals -- 1.7%
  Alcan, Inc. (Canada).................    48,763      2,049,021
  Alcoa, Inc........................... 2,202,480     86,777,712
                                                  --------------
                                                      88,826,733
                                                  --------------
Telecommunications -- 7.3%
  ADC Telecommunications, Inc.(a)......   208,783      1,377,968
  ALLTEL Corp..........................    23,586      1,444,878
  AT&T Corp.(a)........................ 2,660,093     58,522,046
  BellSouth Corp.......................   147,633      5,945,181
  General Motors Corp.
   (Class "H'' Stock)(a)...............   562,000     11,380,500
  Global Crossing, Ltd. (Bermuda)(a)... 4,899,500     42,331,680
  Lucent Technologies, Inc.............   261,297      1,620,041
  Metromedia Fiber Network, Inc.(a).... 2,670,900      5,448,636
  Motorola, Inc........................ 3,163,009     52,379,429

                                                    Value
COMMON STOCKS                          Shares      (Note 2)
(Continued)                           --------- --------------
Telecommunications (cont'd.)
  Nextel Communications, Inc.
   (Class "A" Stock)(a)..............   277,935 $    4,863,863
  Nokia Oyj (ADR) (Finland).......... 2,363,800     52,098,152
  Nortel Networks Corp. (Canada).....   324,840      2,952,796
  NTL, Inc.(a).......................    19,430        234,132
  QUALCOMM, Inc.(a)..................    74,946      4,382,842
  Qwest Communications
   International, Inc................   771,826     24,598,095
  SBC Communications, Inc............   691,156     27,687,709
  Sprint Corp. (FON. Group)..........    68,935      1,472,452
  Sprint Corp. (PCS Group)(a)........   233,633      5,642,237
  Tellabs, Inc.(a)...................   112,906      2,188,118
  Verizon Communications, Inc........ 1,017,457     54,433,949
  Williams Communications Group,
   Inc.(a)........................... 2,825,164      8,334,234
  WorldCom, Inc.-WorldCom Group......   258,162      3,665,900
  XO Communications, Inc.
   (Class "A" Stock)(a)..............   337,596        648,184
                                                --------------
                                                   373,653,022
                                                --------------
Transportation -- 0.3%
  Burlington Northern Santa Fe Corp.     63,918      1,928,406
  Canadian National Railway Co.
   (Canada)..........................   193,000      7,816,500
  Canadian Pacific, Ltd. (Canada)....    20,856        808,170
  FedEx Corp.(a).....................    32,634      1,311,887
  Union Pacific Corp.................    31,134      1,709,568
  United Parcel Service, Inc.
   (Class "B" Stock).................     1,467         84,792
                                                --------------
                                                    13,659,323
                                                --------------
Utilities -- 2.0%
  AES Corp.(a).......................    90,700      3,904,635
  Calpine Corp.(a)...................    93,476      3,533,393
  Dominion Resources, Inc............    46,063      2,769,768
  Duke Energy Corp...................   122,584      4,782,002
  Dynegy, Inc. (Class "A" Stock).....   105,329      4,897,799
  Enron Corp.........................   305,004     14,945,196
  Exelon Corp........................   817,106     52,392,837
  Mirant Corp.(a)....................    37,668      1,295,779
  NiSource, Inc......................    33,759        922,633
  PG&E Corp..........................   347,000      3,886,400
  Southern Co........................   488,493     11,357,462
                                                --------------
                                                   104,687,904
                                                --------------
Waste Management
  Waste Management, Inc..............    69,094      2,129,477
                                                --------------
TOTAL COMMON STOCKS
 (cost $5,043,378,913).........................  4,933,709,255
                                                --------------

PREFERRED STOCK -- 0.1%
  Electronic Data Systems Corp.(a)
   (cost $6,600,000).................   132,000      6,956,400
                                                --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $5,049,978,913).........................  4,940,665,655
                                                --------------


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

June 30, 2001 (Unaudited)


                                            Principal
                                             Amount       Value
         SHORT-TERM                           (000)      (Note 2)
         INVESTMENTS -- 3.6%                --------- ---------------
         Repurchase Agreement -- 3.5%
           Joint Repurchase Agreement
            Account, 3.97%, 07/02/01
            (Note 5)....................... $181,351  $   181,351,000
                                                      ---------------
         U.S. Government Obligation -- 0.1%
           United States Treasury Bills,
            6.04%, 08/23/01 (b)(c).........    2,750        2,725,559
                                                      ---------------
                                            Contracts
                                            ---------
         Outstanding Put Option Purchased
           VERITAS Software Corp.
            [expiring 7/17/01 @$60]........      940          155,100
                                                      ---------------
         TOTAL SHORT-TERM INVESTMENTS
          (cost $184,530,579)........................     184,231,659
                                                      ---------------
         TOTAL INVESTMENTS BEFORE OUTSTANDING
          OPTIONS WRITTEN -- 100.1%
          (cost $5,234,509,493; Note 6)..............   5,124,897,314
         OUTSTANDING CALL
         OPTIONS WRITTEN
           VERITAS Software Corp.
            [expiring 7/17/01 @$80]
            (proceeds $230,527)............      705          (56,400)
                                                      ---------------
         TOTAL INVESTMENTS, NET OF OUTSTANDING
          OPTIONS WRITTEN -- 100.1%..................   5,124,840,914
         VARIATION MARGIN ON OPEN FUTURES
          CONTRACTS (d)..............................          116,500
         LIABILITIES IN EXCESS OF
          OTHER ASSETS -- (0.1)%.....................      (6,034,944)
                                                      ---------------
         NET ASSETS -- 100.0%........................ $ 5,118,922,470
                                                      ===============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
AG  Aktiengesellschaft (German Company)
NV  Naamloze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anonima (Spanish Corporation) or Societe
    Anonyme (French Corporation)

(a)Non-income producing security.

(b)Rate quoted represents yield-to-maturity as of purchase date.

(c)Security segregated as collateral for futures contracts.

(d)Open futures contracts as of June 30, 2001 were as follows:

                                                    Value at
    Number of               Expiration  Value at    June 30,
    Contracts        Type      Date    Trade Date     2001     Depreciation
    ---------------  ----   ---------- ----------- ----------- ------------
    Long Positions: S&P 500
          99         Index   Sept 01   $26,700,850 $26,481,550  $(219,300)
                                                                =========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

                          FLEXIBLE MANAGED PORTFOLIO

June 30, 2001 (Unaudited)


        LONG-TERM INVESTMENTS -- 80.4%                        Value
                                                  Shares     (Note 2)
        COMMON STOCKS -- 54.5%                    ------- --------------
        Advertising -- 0.1%
          Omnicom Group, Inc.....................  39,500 $    3,397,000
                                                          --------------
        Aerospace/Defense -- 1.3%
          Boeing Co.............................. 362,800     20,171,680
          General Dynamics Corp.................. 146,500     11,399,165
          Lockheed Martin Corp................... 216,100      8,006,505
          Northrop Grumman Corp..................  77,400      6,199,740
          Raytheon Co............................ 107,600      2,856,780
          United Technologies Corp...............  51,300      3,758,238
                                                          --------------
                                                              52,392,108
                                                          --------------
        Airlines -- 0.3%
          AMR Corp............................... 232,000      8,382,160
          Southwest Airlines Co.................. 154,800      2,862,252
                                                          --------------
                                                              11,244,412
                                                          --------------
        Autos - Cars & Trucks -- 1.0%
          Borg-Warner Automotive, Inc............  77,800      3,860,436
          Cummins Engine Co., Inc................   4,700        181,890
          Dana Corp..............................  83,650      1,952,391
          Ford Motor Co.......................... 284,012      6,972,494
          General Motors Corp.................... 377,334     24,281,443
          Genuine Parts Co.......................  21,600        680,400
          Johnson Controls, Inc..................  10,000        724,700
          Navistar International Corp.(a)........   9,000        253,170
          TRW, Inc...............................  14,800        606,800
          Visteon Corp........................... 165,820      3,047,772
                                                          --------------
                                                              42,561,496
                                                          --------------
        Banks and Savings & Loans -- 2.3%
          Astoria Financial Corp.................  68,200      3,751,000
          Bank One Corp.......................... 163,600      5,856,880
          BankAmerica Corp....................... 304,541     18,281,596
          Comerica, Inc..........................  19,200      1,105,920
          Fifth Third Bancorp....................  94,434      5,670,762
          First Union Corp....................... 139,700      4,881,118
          Golden West Financial Corp.............  77,600      4,985,024
          Huntington Bancshares, Inc.............  32,331        528,612
          KeyCorp................................  55,200      1,437,960
          National City Corp..................... 143,300      4,410,774
          PNC Bank Corp.......................... 142,000      9,342,180
          Suntrust Banks, Inc....................  54,200      3,511,076
          U.S. Bancorp........................... 473,832     10,798,631
          Union Planters Corp.(b)................  18,000        784,800
          Wells Fargo & Co....................... 421,700     19,579,531
                                                          --------------
                                                              94,925,864
                                                          --------------
        Chemicals -- 0.4%
          Air Products & Chemicals, Inc.......... 143,200      6,551,400
          Dow Chemical Co........................ 240,831      8,007,631
          Du Pont (E.I.) de Nemours & Co.........       1             48
          Eastman Chemical Co....................   9,800        466,774
          Engelhard Corp.........................  15,600        402,324
          Praxair, Inc...........................  37,300      1,753,100
          Sigma-Aldrich Corp.....................   3,000        115,860
                                                          --------------
                                                              17,297,137
                                                          --------------
        Commercial Services -- 0.1%
          Apollo Group, Inc.(Class "A" Stock)(a).  53,400      2,266,830
          CSG Systems International, Inc.(a).....  46,000      2,668,000
                                                          --------------
                                                               4,934,830
                                                          --------------

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Computers -- 2.1%
        Apple Computer, Inc.(a).................   125,400 $    2,915,550
        Compaq Computer Corp....................   631,600      9,783,484
        EMC Corp.(a)............................   118,136      3,431,851
        Hewlett-Packard Co......................   401,900     11,494,340
        International Business
         Machines Corp.(b)......................   450,400     50,895,200
        Lexmark International, Inc.
         (Class "A" Stock)(a)...................    72,300      4,862,175
        Network Appliance, Inc.(a)..............   308,800      4,230,560
        Sun Microsystems, Inc.(a)...............    39,000        613,080
                                                           --------------
                                                               88,226,240
                                                           --------------
      Computer Services -- 4.4%
        Adobe Systems, Inc......................    83,900      3,943,300
        Automatic Data Processing, Inc..........   131,600      6,540,520
        Cisco Systems, Inc.(a).................. 1,243,000     22,622,600
        Computer Associates International, Inc..    37,000      1,332,000
        Comverse Technology, Inc.(a)(b).........   253,700     14,486,270
        DST Systems, Inc.(a)....................    33,900      1,786,530
        Electronic Data Systems Corp.(b)........   120,100      7,506,250
        First Data Corp.........................   111,300      7,151,025
        Fiserv, Inc.(a).........................     8,700        556,626
        Intuit, Inc.(a).........................    95,600      3,823,044
        Micron Technology, Inc.(a)(b)...........    21,600        887,760
        Microsoft Corp.(a)...................... 1,037,200     75,715,600
        NVIDIA Corp.(a)(b)......................   162,900     15,108,975
        Oracle Corp.(a)......................... 1,060,000     20,140,000
        Parametric Technology Corp.(a)..........   168,500      2,357,315
                                                           --------------
                                                              183,957,815
                                                           --------------
      Construction
        Centex Corp.............................    12,000        489,000
        Kaufman & Broad Home Corp...............     6,400        193,088
        Pulte Corp..............................     6,900        294,147
        Standard Pacific Corp...................    34,200        791,730
                                                           --------------
                                                                1,767,965
                                                           --------------
      Containers
        Ball Corp...............................     2,700        128,412
        Bemis Co., Inc..........................     6,600        265,122
        Pactiv Corp.(a).........................    21,500        288,100
                                                           --------------
                                                                  681,634
                                                           --------------
      Cosmetics & Soaps -- 0.6%
        Alberto Culver Co. (Class "B" Stock)....     6,200        260,648
        Colgate-Palmolive Co....................   252,100     14,871,379
        Procter & Gamble Co.....................   160,800     10,259,040
                                                           --------------
                                                               25,391,067
                                                           --------------
      Diversified Operations -- 2.9%
        Cendant Corp.(a)(b).....................   335,400      6,540,300
        Corning, Inc............................   495,000      8,271,450
        Fortune Brands, Inc.....................    18,300        701,988
        General Electric Co.(b)................. 2,006,400     97,812,000
        SPX Corp.(a)............................    30,588      3,829,006
        Textron, Inc............................    33,500      1,843,840
        Vivendi Universal SA, ADR(b)............    35,180      2,040,440
                                                           --------------
                                                              121,039,024
                                                           --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

June 30, 2001 (Unaudited)



                                                         Value
COMMON STOCKS                               Shares      (Note 2)
(Continued)                                --------- --------------
Drugs & Medical Supplies -- 5.7%
  Abbott Laboratories.....................    89,700 $    4,306,497
  Allergan, Inc...........................    68,900      5,890,950
  Amgen, Inc.(a)..........................    46,700      2,833,756
  Applera Corp.-Applied Biosystem
   Group(a)...............................    84,400      2,257,700
  Baxter International, Inc...............   181,400      8,888,600
  Biomet, Inc.............................    15,450        742,527
  Forest Laboratories, Inc.(a)............   163,900     11,636,900
  Genzyme Corp.(a)(b).....................   115,700      7,057,700
  IDEC Pharmaceuticals Corp.(a)...........   150,600     10,194,114
  Johnson & Johnson(b)....................   864,198     43,209,900
  King Pharmaceuticals, Inc.(a)...........   156,500      8,411,875
  Lilly (Eli) & Co........................   339,500     25,123,000
  Lincare Holdings, Inc.(a)...............    41,300      1,239,413
  Merck & Co., Inc........................   617,100     39,438,861
  Pfizer, Inc............................. 1,206,025     48,301,301
  Pharmacia Corp..........................    21,400        983,330
  Quest Diagnostics, Inc.(a)..............    77,200      5,778,420
  Schering-Plough Corp....................   294,700     10,679,928
  St. Jude Medical, Inc.(a)...............    36,100      2,166,000
                                                     --------------
                                                        239,140,772
                                                     --------------
Electronics -- 0.6%
  Advanced Micro Devices, Inc.(a)(b)......   246,000      7,104,480
  Avnet, Inc..............................    24,000        538,080
  Emerson Electric Co.(b).................   105,800      6,400,900
  L-3 Communications Holdings, Inc.(a)(b).    41,800      3,189,340
  PPL Corp................................    67,700      3,723,500
  Rockwell International Corp.............    21,600        823,392
  Texas Instruments, Inc..................    50,700      1,597,050
  Vishay Intertechnology, Inc.(a)(b)......    97,100      2,233,300
                                                     --------------
                                                         25,610,042
                                                     --------------
Financial Services -- 5.2%
  American Express Co.....................   314,300     12,194,840
  AmeriCredit Corp.(a)....................   106,200      5,517,090
  Capital One Financial Corp..............    33,800      2,028,000
  Citigroup, Inc.......................... 1,102,062     58,232,956
  Dun & Bradstreet Corp.(a)...............    10,050        283,410
  Federal Home Loan Mortgage Corp.........   202,800     14,196,000
  Federal National Mortgage Association...   262,800     22,377,420
  FleetBoston Financial Corp..............   150,951      5,955,017
  Household International, Inc............   140,092      9,344,136
  J.P. Morgan Chase & Co..................   474,010     21,140,846
  Lehman Brothers Holdings, Inc...........   102,200      7,946,050
  MBNA Corp...............................   140,800      4,639,360
  Merrill Lynch & Co., Inc................   197,300     11,690,025
  Morgan Stanley Dean Witter & Co.........   189,190     12,151,674
  Paychex, Inc.(b)........................   142,175      5,687,000
  Stilwell Financial, Inc.................   102,000      3,423,120
  Synovus Financial Corp..................    35,300      1,107,714
  Washington Mutual, Inc.(b)..............   522,900     19,634,895
                                                     --------------
                                                        217,549,553
                                                     --------------
Food & Beverage -- 1.6%
  Anheuser-Busch Companies, Inc.(b).......   250,600     10,324,720
  Archer-Daniels-Midland Co...............    72,933        948,129
  Brown-Forman Corp. (Class "B" Stock)....     8,500        543,490
  Coca-Cola Co............................   255,200     11,484,000

                                                             Value
         COMMON STOCKS                            Shares    (Note 2)
         (Continued)                              ------- -------------
         Food & Beverage  (cont'd.)
           ConAgra, Inc..........................  76,200 $   1,509,522
           Coors (Adolph) Co. (Class "B" Stock)..   5,000       250,900
           General Mills, Inc.................... 104,300     4,566,254
           Heinz (H.J.) Co.......................  48,600     1,987,254
           IBP, Inc..............................  15,600       393,900
           Pepsi Bottling Group, Inc............. 105,400     4,226,540
           PepsiAmericas, Inc....................  26,300       349,790
           PepsiCo, Inc.(b)...................... 283,400    12,526,280
           Quaker Oats Co........................  51,400     4,690,250
           Sara Lee Corp......................... 150,800     2,856,152
           Sysco Corp............................ 134,800     3,659,820
           Unilever NV...........................  58,842     3,505,218
           Wrigley (William) Jr. Co..............  27,800     1,302,430
                                                          -------------
                                                             65,124,649
                                                          -------------
         Forest Products -- 0.6%
           Boise Cascade Corp.(b)................  57,900     2,036,343
           Bowater, Inc..........................  22,500     1,006,650
           Georgia-Pacific Corp.(b).............. 229,800     7,778,730
           International Paper Co................ 197,681     7,057,212
           Mead Corp.(b).........................  13,200       358,248
           Temple-Inland, Inc....................   7,100       378,359
           Westvaco Corp.........................  11,900       289,051
           Weyerhaeuser Co.......................  34,400     1,890,968
           Willamette Industries, Inc............  60,600     2,999,700
                                                          -------------
                                                             23,795,261
                                                          -------------
         Gas Pipelines -- 1.1%
           Cinergy Corp..........................  20,700       723,465
           Dynegy, Inc. (Class "A" Stock)........ 324,200    15,075,300
           El Paso Energy Corp...................  31,800     1,670,772
           Enron Corp.(b)........................ 413,000    20,237,000
           Kinder Morgan, Inc.(b)................  95,800     4,813,950
           Peoples Energy Corp...................   5,700       229,140
           Sempra Energy.........................  27,573       753,846
           Williams Companies, Inc............... 101,700     3,351,015
                                                          -------------
                                                             46,854,488
                                                          -------------
         Hospital Management -- 0.7%
           Healthsouth Corp.(a)..................  55,000       878,350
           Humana, Inc.(a).......................  20,600       202,910
           LifePoint Hospitals, Inc.(a)..........  80,400     3,560,112
           Manor Care, Inc.(a)...................  13,300       422,275
           Oxford Health Plans, Inc.(a)..........  41,800     1,195,480
           Tenet Healthcare Corp................. 138,000     7,119,420
           UnitedHealth Group, Inc.(b)........... 245,800    15,178,150
           Wellpoint Health Networks, Inc.(a)(b).  11,200     1,055,488
                                                          -------------
                                                             29,612,185
                                                          -------------
         Household & Personal Care Products -- 0.1%
           Clorox Co.............................   2,800        94,780
           Kimberly-Clark Corp...................  93,500     5,226,650
                                                          -------------
                                                              5,321,430
                                                          -------------
         Housing Related
           Masco Corp............................  52,300     1,305,408
                                                          -------------
         Insurance -- 2.4%
           Allstate Corp......................... 320,000    14,076,800
           American General Corp.................  92,000     4,273,400
           American International Group, Inc..... 531,867    45,740,562
           Chubb Corp............................  52,800     4,088,304

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

June 30, 2001 (Unaudited)


                                                              Value
       COMMON STOCKS                              Shares     (Note 2)
       (Continued)                                ------- --------------
       Insurance (cont'd.)
         Hartford Financial Services Group, Inc..  61,100 $    4,179,240
         Jefferson-Pilot Corp....................  73,650      3,558,768
         Marsh & McLennan Companies, Inc.........  54,300      5,484,300
         MBIA, Inc...............................  18,150      1,010,592
         MetLife, Inc.(b)........................ 130,600      4,045,988
         MGIC Investment Corp....................  13,300        966,112
         Progressive Corp........................  13,300      1,798,027
         SAFECO Corp.............................  79,900      2,357,050
         St. Paul Companies, Inc.................  29,700      1,505,493
         Torchmark Corp..........................  74,800      3,007,708
         UnumProvident Corp......................  27,270        875,912
         Wachovia Corp...........................  23,800      1,693,370
                                                          --------------
                                                              98,661,626
                                                          --------------
       Leisure -- 0.3%
         Brunswick Corp..........................  11,200        269,136
         Carnival Corp. (Class "A" Stock)........  76,100      2,336,270
         Harrah's Entertainment, Inc.(a).........     400         14,120
         Hasbro, Inc.............................  23,500        339,575
         Loews Corp.............................. 121,200      7,808,916
         Marriott International, Inc.
          (Class "A" Stock)(b)...................  31,200      1,477,008
                                                          --------------
                                                              12,245,025
                                                          --------------
       Machinery -- 0.3%
         Caterpillar, Inc........................  87,200      4,364,360
         Cooper Industries, Inc..................  12,900        510,711
         Deere & Co..............................  14,500        548,825
         Dover Corp.(b)..........................   8,800        331,320
         Eaton Corp..............................   9,300        651,930
         Harley-Davidson, Inc.(b)................  31,300      1,473,604
         Ingersoll-Rand Co.......................  61,400      2,529,680
         Parker Hannifin Corp....................  78,400      3,327,296
         Snap-On, Inc............................   7,100        171,536
         Timken Co...............................  10,200        172,788
                                                          --------------
                                                              14,082,050
                                                          --------------
       Manufacturing -- 0.9%
         Honeywell, Inc.......................... 108,900      3,810,411
         Illinois Tool Works, Inc................  14,400        911,520
         Tyco International, Ltd................. 613,750     33,449,375
         York International Corp.................     300         10,506
                                                          --------------
                                                              38,181,812
                                                          --------------
       Media -- 2.1%
         AOL Time Warner, Inc.(a)(b)............. 959,050     50,829,650
         Clear Channel Communications, Inc.(a)...  41,700      2,614,590
         Comcast Corp. (Special Class "A"
          Stock)(a).............................. 117,400      5,095,160
         Gannett Co., Inc........................  20,500      1,350,950
         Knight-Ridder, Inc.(b)..................  40,600      2,407,580
         Tribune Co..............................  41,500      1,660,415
         Viacom, Inc. (Class "B" Stock)(a)....... 166,238      8,602,816
         Walt Disney Co.......................... 547,700     15,823,053
                                                          --------------
                                                              88,384,214
                                                          --------------
       Metal - Steel
         Allegheny Teldyne, Inc..................  12,650        228,839
         Nucor Corp..............................  11,800        576,902

                                                             Value
         COMMON STOCKS                            Shares    (Note 2)
         (Continued)                              ------- ------------
         Metal  (cont'd.)
           Worthington Industries, Inc...........   9,700 $    131,920
                                                          ------------
                                                               937,661
                                                          ------------
         Metals - Non Ferrous -- 0.4%
           Alcan Aluminum, Ltd.(b)............... 105,300    4,424,706
           Alcoa, Inc............................ 260,988   10,282,927
           Inco, Ltd.(a)(b)......................  23,000      396,980
                                                          ------------
                                                            15,104,613
                                                          ------------
         Mineral Resources
           Phelps Dodge Corp.(b).................  10,953      454,550
                                                          ------------
         Miscellaneous Consumer Growth
           American Greetings Corp.
            (Class "A" Stock)....................   7,300       80,300
           Black & Decker Corp...................  11,100      438,006
                                                          ------------
                                                               518,306
                                                          ------------
         Office Equipment & Supplies
           Xerox Corp............................  80,900      774,213
                                                          ------------
         Oil & Gas -- 4.1%
           Amerada Hess Corp.....................   2,000      161,600
           Anadarko Petroleum Corp............... 160,051    8,647,555
           Chevron Corp.(b)...................... 165,500   14,977,750
           Conoco, Inc. (Class "B" Stock)........  49,324    1,425,464
           Exxon Mobil Corp...................... 735,358   64,233,521
           McDermott International, Inc.......... 457,000    5,324,050
           NICOR, Inc............................   5,000      194,900
           Occidental Petroleum Corp.............  44,100    1,172,619
           Phillips Petroleum Co................. 226,900   12,933,300
           Royal Dutch Petroleum Co.............. 534,900   31,168,623
           Sunoco, Inc.(b).......................  11,100      406,593
           Texaco, Inc.(b)....................... 256,400   17,076,240
           USX-Marathon Corp..................... 223,900    6,607,289
           Western Gas Resources, Inc............ 198,800    6,480,880
                                                          ------------
                                                           170,810,384
                                                          ------------
         Oil & Gas Exploration & Production -- 0.1%
           Burington Resources, Inc..............  29,700    1,186,515
           Devon Energy Corp.(b).................  21,900    1,149,750
                                                          ------------
                                                             2,336,265
                                                          ------------
         Oil & Gas Drilling -- 0.3%
           Marine Drilling Co., Inc.(a)..........  63,500    1,213,485
           Nabors Industries, Inc.(a)(b)......... 261,800    9,738,960
           National-Oilwell, Inc.(a).............  58,100    1,557,080
           Varco International, Inc.(a)..........  32,000      595,520
                                                          ------------
                                                            13,105,345
                                                          ------------
         Oil & Gas Services -- 0.5%
           BJ Services Co.(a).................... 310,600    8,814,828
           Hanover Compressor Co.(a).............     200        6,618
           Smith International, Inc.(a)(b).......  93,300    5,588,670
           Weatherford International, Inc.(a)(b). 115,900    5,563,200
                                                          ------------
                                                            19,973,316
                                                          ------------
         Pharmaceuticals -- 0.8%
           American Home Products Corp...........  82,200    4,803,768
           Bristol-Myers Squibb Co............... 414,400   21,673,120
           Express Scripts, Inc.(a).............. 120,500    6,631,115
                                                          ------------
                                                            33,108,003
                                                          ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

June 30, 2001 (Unaudited)


                                                             Value
         COMMON STOCKS                            Shares    (Note 2)
         (Continued)                              ------- ------------
         Photography
           Eastman Kodak Co......................   7,100 $    331,428
                                                          ------------
         Precious Metals
           Barrick Gold Corp. ADR (Canada).......  46,000      696,900
                                                          ------------
         Railroads -- 0.1%
           Burlington Northern Sante Fe Corp.....  56,500    1,704,605
           CSX Corp..............................  25,900      938,616
           Norfolk Southern Corp.................  48,900    1,012,230
           Union Pacific Corp....................   6,700      367,897
                                                          ------------
                                                             4,023,348
                                                          ------------
         Restaurants -- 0.1%
           Darden Restaurants, Inc...............  13,400      373,860
           McDonald's Corp.......................  31,600      855,096
           Tricon Global Restaurants, Inc.(a)....  20,100      882,390
           Wendy's International, Inc............  15,700      400,978
                                                          ------------
                                                             2,512,324
                                                          ------------
         Retail -- 4.1%
           Abercrombie & Fitch Co.
            (Class "A" Stock)(a)................. 119,800    5,331,100
           Albertson's, Inc......................  75,061    2,251,079
           American Eagle Outfitters, Inc.(a)(b). 223,950    7,891,998
           AutoZone, Inc.(a).....................  16,000      600,000
           Best Buy Co., Inc.(a).................  19,600    1,244,992
           Charming Shoppes, Inc.(a)............. 144,200      865,200
           Costco Wholesale Corp.(a)............. 104,100    4,276,428
           CVS Corp.............................. 127,100    4,906,060
           Dillard's, Inc........................  75,900    1,158,993
           Federated Department Stores, Inc.(a).. 111,900    4,755,750
           Home Depot, Inc....................... 498,550   23,207,502
           Kmart Corp.(a)(b)..................... 271,800    3,117,546
           Kohl's Corp.(a)....................... 243,300   15,262,209
           Liz Claiborne, Inc.(b)................   8,000      403,600
           Longs Drug Stores, Inc................   4,300       92,665
           Lowe's Cos., Inc...................... 229,500   16,650,225
           May Department Stores Co..............  12,050      412,833
           Nike, Inc............................. 130,400    5,475,496
           Nordstrom, Inc........................  17,400      322,770
           Reebok International, Ltd.(a).........   9,100      290,745
           Safeway, Inc.(a)...................... 145,700    6,993,600
           Sears, Roebuck & Co................... 293,400   12,413,754
           Supervalu, Inc........................  15,300      268,515
           Target Corp........................... 226,900    7,850,740
           The Limited, Inc......................  58,680      969,394
           Tiffany & Co..........................   5,100      184,722
           TJX Companies, Inc....................  35,800    1,140,946
           Toys 'R' Us, Inc.(a).................. 128,700    3,185,325
           Wal-Mart Stores, Inc.................. 662,700   32,339,760
           Walgreen Co........................... 140,600    4,801,490
           Williams-Sonoma, Inc.(a)..............  20,500      795,810
                                                          ------------
                                                           169,461,247
                                                          ------------
         Rubber -- 0.1%
           Cooper Tire & Rubber Co...............   8,600      122,120
           Goodyear Tire & Rubber Co.(b).........  80,000    2,240,000
                                                          ------------
                                                             2,362,120
                                                          ------------

                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Semiconductors -- 1.2%
         Intel Corp............................ 1,293,900 $   37,846,575
         KLA-Tencor Corp.(a)...................   125,100      7,314,597
         National Semiconductor Corp.(a).......   135,300      3,939,936
         Novellus Systems, Inc.(a)(b)..........    47,000      2,669,130
                                                          --------------
                                                              51,770,238
                                                          --------------
       Technology -- 0.1%
         Macrovision Corp.(a)..................    47,800      3,274,300
                                                          --------------
       Telecommunications -- 3.1%
         Alltel Corp...........................    15,400        943,404
         AT&T Corp.............................   897,890     19,753,580
         BellSouth Corp........................   413,100     16,635,537
         Lucent Technologies, Inc..............   703,600      4,362,320
         Motorola, Inc.........................    73,400      1,215,504
         Nortel Networks Corp..................   308,900      2,807,901
         Qwest Communications
          International, Inc...................   277,626      8,847,941
         SBC Communications, Inc...............   637,050     25,520,223
         Scientific-Atlanta, Inc...............   163,400      6,634,040
         Sprint Corp...........................   239,100      5,107,176
         Verizon Communications................   593,588     31,756,958
         WorldCom, Inc.........................   341,200      4,845,040
         Worldcom, Inc.-MCI Group..............    21,964        353,620
                                                          --------------
                                                             128,783,244
                                                          --------------
       Textiles
         National Service Industries, Inc......     4,900        110,593
         Russell Corp..........................     1,400         23,786
                                                          --------------
                                                                 134,379
                                                          --------------
       Tobacco -- 0.6%
         Philip Morris Companies, Inc..........   371,300     18,843,475
         R.J. Reynolds Tobacco Holdings,
          Inc.(b)                                 127,233      6,946,922
                                                          --------------
                                                              25,790,397
                                                          --------------
       Trucking & Shipping -- 0.1%
         Federal Express Corp.(a)..............    44,000      1,768,800
         Ryder System, Inc.....................     4,700         92,120
                                                          --------------
                                                               1,860,920
                                                          --------------
       Utilities-Electric -- 1.7%
         Ameren Corp...........................    15,500        661,850
         American Electric Power Co., Inc.(b)..    40,980      1,892,047
         Calpine Corp.(a)(b)...................   361,600     13,668,480
         CMS Energy Corp.(b)...................    16,200        451,170
         Constellation Energy Group............    18,800        800,880
         Dominion Resources, Inc...............    80,718      4,853,573
         DTE Energy Co.........................    17,000        789,480
         Duke Energy Corp......................   408,000     15,916,080
         Entergy Corp..........................   122,510      4,703,159
         Exelon Corp...........................   113,575      7,282,429
         FirstEnergy Corp.(b)..................    29,000        932,640
         GPU, Inc.(b)..........................    13,400        471,010
         KeySpan Corp..........................    25,800        941,184
         Mirant Corp.(a).......................   354,818     12,205,739
         Pinnacle West Capital Corp............     6,400        303,360
         Progress Energy, Inc..................    30,005      1,347,825
         Public Service Enterprise Group, Inc..    27,100      1,325,190

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

June 30, 2001 (Unaudited)


                                                          Value
            COMMON STOCKS                    Shares      (Note 2)
            (Continued)                    ---------- --------------
            Utilities - Electric (cont'd.)
              Reliant Energy, Inc.........     77,400 $    2,493,054
              Xcel Energy, Inc............     43,150      1,227,617
                                                      --------------
                                                          72,266,767
                                                      --------------
            TOTAL COMMON STOCKS
             (cost $2,234,564,183)...................  2,274,075,075
                                                      --------------
            PREFERRED STOCKS -- 0.6%
            Financial Services
              Central Hispano Eurocapital
               (cost $25,440,000).........  1,000,000     24,830,000
                                                      --------------
            CONTINGENT VALUE OBLIGATION
              Progress Energy, Inc.
               (cost $4,459)(a)...........      9,100          4,095
                                                      --------------
            WARRANTS(a)
              Mexico Debenture
               (cost $0).................. 31,074,000        304,525
                                                      --------------

                                                 Principal
                                         Moody's  Amount
        LONG-TERM                        Rating    (000)
        BONDS -- 25.3%                   ------- ---------
        Aerospace
          Northrop Grumman Corp.,
           7.875%, 03/01/26.............  Baa3    $ 1,300      1,310,959
                                                           -------------
        Airlines -- 0.6%
          Delta Air Lines, Inc.,
           7.90%, 12/15/09..............  Baa3      5,000      4,813,200
          United Airlines, Inc.,........
           10.67%, 05/01/04.............  Baa3     19,500     20,169,630
                                                           -------------
                                                              24,982,830
                                                           -------------
        Automobiles & Trucks -- 0.1%
          Navistar International Corp.,
           7.00%, 02/01/03..............  Baa3      3,250      3,152,500
                                                           -------------
        Banks and Savings & Loans -- 0.3%
          National Australia Bank,
           6.40%, 12/10/07..............   A1       8,700      8,772,993
          The Sanwa Bank, Ltd.,
           7.40%, 06/15/11(b)...........  Baa1      3,400      3,278,960
                                                           -------------
                                                              12,051,953
                                                           -------------
        Cable & Pay Television Systems -- 0.1%
          CSC Holdings, Inc.,
           7.875%, 12/15/07.............  Ba1       3,025      2,984,193
          Rogers Cablesystems,
           Inc., (Canada),
           10.00%, 03/15/05.............  Baa3      2,000      2,120,000
                                                           -------------
                                                               5,104,193
                                                           -------------
        Collateralized Mortgage Obligations -- 1.2%
          First Union National Bank
           Commercial Mortgage
           Trust,
           7.202%, 09/15/10.............   NA       7,950      8,218,178
          GMAC Commercial
           Mortgage Security, Inc.,
           7.455%, 06/16/10.............   NA       7,775      8,163,280

                                               Principal
                                       Moody's  Amount       Value
        LONG-TERM                      Rating    (000)      (Note 2)
        BONDS (Continued)              ----    -------   --------------
        Collateralized Mortgage Obligations (cont'd.)
          J.P. Morgan Commercial
           Mortgage Finance Corp.,
           7.371%, 08/15/32...........  Aaa     $13,750  $   14,331,981
          KeyCorp,
           7.727%, 02/15/10...........  Aaa       5,000       5,317,566
          Morgan Stanley Dean
           Witter Capital, Inc.,
           6.32%, 09/15/09............   NA       8,402       8,433,078
          PNC Mortgage
           Acceptance Corp.,
           7.33%, 10/10/09............   NA       5,000       5,218,350
                                                         --------------
                                                             49,682,433
                                                         --------------
        Consulting
          Comdisco, Inc.,
           6.375%, 11/30/01(f)........  Caa1      2,700       2,052,000
                                                         --------------
        Containers -- 0.1%
          Pactiv Corp.,
           7.95%, 12/15/25............  Baa3      5,050       4,475,815
                                                         --------------
        Diversified Operations -- 0.1%
          Corning, Inc.,
           6.85%, 03/01/29............   A2       5,000       3,985,900
          Tyco International Group SA,
           6.125%, 01/15/09(b)........  Baa1      2,000       1,929,660
                                                         --------------
                                                              5,915,560
                                                         --------------
        Drugs & Medical Supplies -- 0.7%
          Abbott Laboratories,
           5.125%, 07/01/06...........  Aa3       5,900       5,870,500
          American Home Products
           Corp.,
           6.25%, 03/15/06............   A3       5,700       5,691,792
           6.70%, 03/15/11............   A3       5,000       4,952,400
          Columbia/HCA Healthcare
           Corp.,
           6.91%, 06/15/05............  Ba2       1,990       1,940,250
          Pharmacia Corp.,
           6.50%, 12/01/18............   A1       1,550       1,500,090
           6.75%, 12/15/27............   A1       3,715       3,608,825
          Tenet Healthcare Corp.,
           7.875%, 01/15/03...........  Ba1       3,805       3,862,075
                                                         --------------
                                                             27,425,932
                                                         --------------
        Financial Services -- 1.6%
          Anadarko Finance Co.,
           7.50%, 05/01/31............  Baa1      4,800       4,879,632
          Capital One Bank Corp.,
           6.76%, 07/23/02............  Baa2      7,500       7,559,100
          ERAC USA Finance Co.,
           6.95%, 03/01/04............  Baa1      7,500       7,544,925
          Ford Motor Credit Corp.,
           6.70%, 07/16/04............   A2       3,450       3,532,420
           7.50%, 03/15/05............   A2       4,300       4,467,872
           7.60%, 08/01/05............   A2       1,500       1,574,280
          J.P. Morgan Chase & Co.,
           6.50%, 01/15/09............   A1       1,100       1,091,662
          KBC Bank Funding Trust III,
           9.86%, 11/29/49............   A1       5,000       5,594,050

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

June 30, 2001 (Unaudited)


                                               Principal
                                       Moody's  Amount       Value
        LONG-TERM                      Rating    (000)      (Note 2)
        BONDS  (Continued)             ----    -------   --------------
        Financial Services (cont'd.)
          Osprey Trust,
           7.797%, 01/15/03...........  Baa2    $ 5,000  $    5,105,720
           8.31%, 01/15/03............  Baa2     15,000      15,423,270
          PHH Corp.,
           8.125%, 02/03/03...........  Baa1      5,000       5,118,800
          Verizon Global Funding
           Corp.,
           7.75%, 12/01/30............   A1       3,250       3,342,713
                                                         --------------
                                                             65,234,444
                                                         --------------
        Food & Beverage -- 0.4%
          Archer-Daniels-Midland Co.,
           7.00%, 02/01/31............   A1       5,120       4,983,399
          Coca Cola Bottling Co.,
           6.375%, 05/01/09...........  Baa2      3,500       3,183,110
          Heinz (H.J.) Finance Co.,
           6.625%, 07/15/11...........   A2       1,700       1,685,125
          Kellogg Co.,
           6.60%, 04/01/11............  Baa2      2,100       2,034,375
           7.45%, 04/01/31............  Baa2      2,800       2,761,360
                                                         --------------
                                                             14,647,369
                                                         --------------
        Forest Products -- 0.1%
          Scotia Pacific Co.,
           7.71%, 01/20/14............  Baa2      5,200       3,898,232
                                                         --------------
        Housing Related -- 0.4%
          Hanson PLC,
          ADR (United Kingdom),
           7.375%, 01/15/03...........  Baa1     17,400      17,856,750
                                                         --------------
        Industrial -- 0.2%
          Caterpillar, Inc.,
           7.30%, 05/01/31............   A2       1,500       1,547,835
          Cendant Corp.,
           7.75%, 12/01/03............  Baa1      2,000       2,042,300
          Compania Sud Americana
           De Vapores SA, (Chile),
           7.375%, 12/08/03...........   NA       3,650       3,714,612
                                                         --------------
                                                              7,304,747
                                                         --------------
        Insurance
          Conseco, Inc.,
           8.50%, 10/15/02............   B1       1,300       1,274,000
                                                         --------------
        Leisure & Tourism -- 0.3%
          ITT Corp.,
           6.75%, 11/15/03............  Ba1      14,000      14,047,880
                                                         --------------
        Media -- 0.3%
          AOL Time Warner, Inc.,
           7.625%, 04/15/31(b)........  Baa1      8,000       7,998,000
          United News & Media PLC,
           7.25%, 07/01/04............  Baa2      3,180       3,061,640
                                                         --------------
                                                             11,059,640
                                                         --------------
        Metals - Non Ferrous -- 0.2%
          Alcan Aluminum, Ltd.,
           7.25%, 03/15/31............   A2       3,760       3,706,307
          Alcoa, Inc.,
           6.50%, 06/01/11............   A1       3,700       3,674,396
                                                         --------------
                                                              7,380,703
                                                         --------------

                                                Principal
                                        Moody's  Amount       Value
       LONG-TERM                        Rating    (000)      (Note 2)
       BONDS  (Continued)               ----    -------   --------------
       Oil & Gas -- 0.4%
         Amerada Hess Corp.,
          7.375%, 10/01/09.............  Baa1    $   900  $      932,733
          7.875%, 10/01/29.............  Baa1      2,500       2,643,100
         B.J. Services Co.,
          7.00%, 02/01/06..............  Baa2      4,000       3,993,360
         Coastal Corp.,
          7.50%, 08/15/06..............  Baa2      6,000       6,185,580
         Eott Energy Partners,
          11.00%, 10/01/09.............  Ba2       1,935       2,084,963
                                                          --------------
                                                              15,839,736
                                                          --------------
       Oil & Gas Exploration & Production -- 0.3%
         Parker & Parsley
          Petroleum Co.,
          8.875%, 04/15/05.............  Ba1       3,100       3,231,750
         Petroleos Mexicanos,
          9.50%, 09/15/27..............  Baa3      9,850      10,667,550
                                                          --------------
                                                              13,899,300
                                                          --------------
       Oil & Gas Services -- 0.1%
         Seagull Energy Corp.,
          7.875%, 08/01/03.............  Ba1       3,750       3,889,575
                                                          --------------
       Printing -- 0.2%
         World Color Press, Inc.,
          8.375%, 11/15/08.............  Baa3      1,500       1,516,351
          7.75%, 02/15/09..............  Baa3      4,960       4,835,058
                                                          --------------
                                                               6,351,409
                                                          --------------
       Real Estate Investment Trust -- 0.7%
         Duke Realty L.P.,
          7.30%, 06/30/03..............  Baa1      4,350       4,476,476
         EOP Operating L.P.,
          6.375%, 01/15/02.............  Baa1      5,000       5,025,000
          6.50%, 06/15/04..............  Baa1      6,000       6,099,480
         ERP Operating L.P.,
          7.10%, 06/23/04..............   A3       2,375       2,451,333
          6.63%, 04/13/15..............   A3       5,000       5,034,800
         Felcor Suites L.P.,
          7.375%, 10/01/04.............  Ba2       1,900       1,842,867
         Simon Debartolo Group, Inc.,
          6.75%, 06/15/05..............  Baa1      5,000       4,975,050
                                                          --------------
                                                              29,905,006
                                                          --------------
       Retail -- 0.1%
         Kroger Co.,
          7.25%, 06/01/09..............  Baa3      6,000       6,110,148
                                                          --------------
       Telecommunications -- 2.5%
         360 Communication Co.,
          7.125%, 03/01/03.............   A2      17,001      17,396,273
         AT&T Wireless Services, Inc.,
          8.75%, 03/01/31(b)...........  Baa2      2,600       2,701,504
         Electric Lightwave, Inc.,
          6.05%, 05/15/04..............   A2       5,300       4,990,931
         France Telecom SA,
          8.50%, 03/01/31(b)...........   A3       3,000       3,137,370
         Frontier Corp.,
          7.25%, 05/15/04..............  Ba2         565         463,300
         Koninklijke (Royal) KPN NV,
          8.00%, 10/01/10..............  Baa2      1,530       1,458,075

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

June 30, 2001 (Unaudited)


                                                Principal
                                        Moody's  Amount       Value
       LONG-TERM                        Rating    (000)      (Note 2)
       BONDS  (Continued)               ----    --------  --------------
       Telecommunications (cont'd.)
         LCI International, Inc.,
          7.25%, 06/15/07..............  Baa1   $ 18,030  $   17,997,185
         Tele-Communications, Inc.,
          6.34%, 02/01/12..............   A3       8,500       8,578,115
         Telecom De Puerto Rico,
          6.15%, 05/15/02..............  Baa1     10,500      10,570,507
          6.65%, 05/15/06..............  Baa2     10,700      10,527,302
          6.80%, 05/15/09..............   NA       9,000       8,304,066
         WorldCom, Inc.,
          7.875%, 05/15/03.............   A3       4,000       4,149,328
          8.00%, 05/15/06..............   A3       5,000       5,183,280
          8.25%, 05/15/10..............   A3       1,600       1,651,616
          8.25%, 05/15/31..............   A3       6,800       6,644,008
                                                          --------------
                                                             103,752,860
                                                          --------------
       U.S. Government Agency Obligations -- 12.4%
         Federal Home Loan
          Mortgage Corp.,
          6.00%, 07/01/16..............            4,000       3,943,720
          6.50%, 05/01/14-09/01/14.....            4,532       4,548,394
         Federal National Mortgage
          Assn.,
          5.50%, 01/01/14-04/01/16.....           23,102      22,324,204
          6.00%, 05/15/11-07/01/31.....           74,876      72,990,757
          6.50%, 04/01/13-07/01/31.....          130,687     129,556,640
          7.00%, 08/01/11-07/01/31.....           41,652      42,016,869
          7.50%, 06/01/12-07/01/31.....           90,669      92,737,473
         Government National
          Mortgage Assn.,
          6.50%, 10/15/23-10/15/29.....           38,940      38,616,609
          7.00%, 07/01/31..............           16,000      16,140,000
          8.00%, 01/15/24-04/15/25.....            3,574       3,728,086
         United States Treasury Bonds,
          6.25%, 05/15/30..............            1,104       1,169,368
          8.75%, 05/15/17..............           21,643      28,085,255
          8.875%, 02/15/19(d)..........           11,800      15,635,000
          9.25%, 02/15/16..............           33,675      44,924,471
         United States Treasury
          Notes,
          5.00%, 02/15/11..............               50          48,507
                                                          --------------
                                                             516,465,353
                                                          --------------
       Utilities -- 1.8%
         Arizona Public Service Co.,
          7.625%, 08/01/05.............  Ba2       5,000       5,202,600
         Calenergy Co., Inc.,
          6.96%, 09/15/03..............  Baa3     15,000      15,327,900
         Calpine Corp.,
          10.50%, 05/15/06.............  Ba1       8,330       8,493,152
         CMS Energy Corp.,
          8.375%, 07/01/03.............  Ba3       5,000       5,078,370
          8.00%, 07/01/11..............  Ba3       7,200       7,200,000
         Cogentrix, Inc.,
          8.10%, 03/15/04..............  Baa3      4,620       4,665,322
         Entergy Louisiana, Inc.,
          8.50%, 06/01/03..............  Baa2      5,000       5,249,775
         Hydro-Quebec,
          8.00%, 02/01/13..............   A2       1,500       1,666,800
          7.50%, 04/01/16..............   A2         800         852,528

                                                Principal
                                        Moody's  Amount       Value
       LONG-TERM                        Rating    (000)      (Note 2)
       BONDS  (Continued)               ----    -------   --------------
       Utilities (cont'd.)
         Mirant Americas
          Generation, Inc.,
          9.125%, 05/01/31.............  Baa3    $ 4,300  $    4,473,505
         Pinnacle One Partners L.P.,
          8.83%, 08/15/04..............  Ba1      10,000      10,235,200
         Progress Energy, Inc.,
          6.75%, 03/01/06..............  Baa1      2,500       2,544,975
         Utilicorp United, Inc.,
          7.00%, 07/15/04..............  Baa3      5,000       5,053,650
                                                          --------------
                                                              76,043,777
                                                          --------------
       Foreign Government Bonds -- 0.1%
         Quebec Province
          (Canada),
          5.75%, 02/15/09..............   A2       1,000         961,880
         Saskatchewan Province
          (Canada),
          9.125%, 02/15/21.............   A1       2,300       2,846,043
         United Mexican States,
          7.515%, 12/31/19(e)..........  Baa3      1,400       1,391,250
                                                          --------------
                                                               5,199,173
                                                          --------------
       TOTAL LONG-TERM BONDS
        (cost $1,055,444,159)............................  1,056,314,277
                                                          --------------
       TOTAL LONG-TERM INVESTMENTS
        (cost $3,315,452,801)............................  3,355,527,972
                                                          --------------
       SHORT-TERM INVESTMENTS -- 32.4%
       Commercial Paper -- 1.4%
         Sears Roebuck
          Acceptance Corp.,
          3.95%, 07/20/01(c)...........   P2      20,000      19,960,500
         Sprint Capital Corp.,
          4.33%, 07/26/01(c)...........   P2       1,300       1,296,247
          4.25%, 08/14/01(c)...........   P2      15,006      14,929,824
          4.17%, 08/17/01(c)...........   P2      12,000      11,936,060
         Sprint Corp.,
          4.13%, 08/20/01(c)...........   P2      12,700      12,628,608
                                                          --------------
                                                              60,751,239
                                                          --------------
       Other Corporate Obligations -- 2.7%
         American Electric Power,
          4.25%, 07/12/01(c)...........   P2      18,391      18,369,289
          4.12%, 07/18/01(c)...........   P2       1,000         998,169
          4.10%, 07/30/01(c)...........   P2      21,000      20,933,033
         El Paso Energy Corp.,
          4.18%, 07/03/01(c)...........   P2      25,000      25,000,000
         Qwest Capital Funding, Inc.,
          5.00%, 07/02/01(c)...........   P2       8,000       8,000,000
          4.15%, 07/31/01(c)...........   P2      25,000      24,916,423
         USA Waste Services, Inc.,
          6.125%, 07/15/01.............   P2      15,695      15,695,942
                                                          --------------
                                                             113,912,856
                                                          --------------
       U.S. Government Agency Obligations -- 1.0%
         United States Treasury Bills,
          3.42%, 09/20/01(d)...........            1,750       1,736,534
          3.425%, 09/20/01.............           38,600      38,302,539
                                                          --------------
                                                              40,039,073
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

June 30, 2001 (Unaudited)


       SHORT-TERM                                            Value
       INVESTMENTS                            Shares        (Note 2)
       (Continued)                         ------------- --------------
       Mutual Fund -- 27.3%
         Prudential Core Investment Fund-
          Taxable Money Market Series
          (Note 4)(c)                      1,137,926,557 $1,137,926,557
                                                         --------------
       TOTAL SHORT-TERM INVESTMENTS
        (cost $1,352,630,426)...........................  1,352,629,725
                                                         --------------
       TOTAL INVESTMENTS -- 112.8%
        (cost $4,668,083,227; Note 6)...................  4,708,157,697
                                                         --------------
       VARIATION MARGIN ON OPEN FUTURES
        CONTRACTS (g)...................................      2,009,631

       LIABILITIES IN EXCESS OF
        OTHER ASSETS -- (12.8)%.........................   (536,909,919)
                                                         --------------
       TOTAL NET ASSETS -- 100.0%....................... $4,173,257,409
                                                         ==============

The following abbreviations are used in portfolio descriptions:

ADR  American Depository Receipt
L.P. Limited Partnership
PLC  Public Limited Company (British Corporation)
NV   Naamloze Vennootschap (Dutch Corporation)
SA   Sociedad Anonima (Spanish Corporation) or Societe
     Anonyme (French Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $255,360,496; cash collateral $268,600,520 was received with which the portfolio purchased securities.

(c)Represents security purchased with cash collateral for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Indicated a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 2001.

(f)Represents issuers in default on interest payments, non-income producing security.

(g)Open futures contracts as of June 30, 2001 were as follows:

   Number of            Expiration   Value at     Value at    Appreciation/
   Contracts    Type       Date     Trade Date  June 30, 2001 (Depreciation)
   Long Positions:
      110    S&P         Sept 01   $ 29,639,263 $ 28,737,500   $   (901,763)
             MidCap
             400 Index
      159    S&P         Sept 01     42,842,230   41,538,750     (1,303,480)
             MidCap
             400 Index
       6     S&P 500     Sept 01      1,932,817    1,847,550        (85,267)
             Index
     1,321   S&P 500     Sept 01    426,600,970  406,768,925    (19,832,045)
             Index
      450    U.S. 5 Yr   Sept 01     46,440,492   46,504,688         64,196
             Treasury
             Notes
     1,449   U.S. 5 Yr   Sept 01    150,194,200  149,745,093       (449,107)
             Treasury
             Notes
      336    U.S. 5 Yr   Sept 01     33,911,844   33,705,000       (206,844)
             Treasury                                           ------------
             Bonds
                                                               (22,714,310)
   Short Positions:
      380    U.S. 10 Yr  Sept 01     39,599,407   39,145,937        453,470
             Treasury                                           ------------
             Notes
                                                               $(22,260,840)
                                                               ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

                               GLOBAL PORTFOLIO

June 30, 2001 (Unaudited)



       LONG-TERM INVESTMENTS -- 85.9%                         Value
                                                 Shares      (Note 2)
       COMMON STOCKS                           ---------- --------------
       Australia -- 3.7%
         BHP Billiton, Ltd....................  3,558,167 $   19,122,059
         Commonwealth Bank of Australia.......  1,042,700     18,183,334
                                                          --------------
                                                              37,305,393
                                                          --------------
       Brazil -- 0.9%
         Embraer-Empresa Brasileira de
          Aeronautica SA (ADR)................    237,300      9,266,565
                                                          --------------
       Canada -- 0.5%
         Alcan, Inc...........................    127,300      5,349,146
                                                          --------------
       Finland -- 1.6%
         Nokia Oy.............................    736,000     16,720,714
                                                          --------------
       France -- 4.5%
         Altran Technologies SA...............     54,300      2,534,493
         Legrand SA(b)........................     35,545      6,805,284
         Publicis SA..........................    162,390      3,941,431
         Societe Television Francaise 1.......    299,310      8,753,166
         TotalFinaElf SA......................    170,923     23,991,901
                                                          --------------
                                                              46,026,275
                                                          --------------
       Republic of Germany -- 2.6%
         Deutsche Boerse AG(b)................    268,720      9,509,653
         Deutsche Post AG.....................    467,000      7,490,440
         Muenchener Rueckversicherungs
          -Gesellschaft AG....................     32,600      9,107,645
                                                          --------------
                                                              26,107,738
                                                          --------------
       Hong Kong -- 3.2%
         China Merchants Holdings
          International Co., Ltd.............. 12,444,600      9,493,118
         China Mobile, Ltd.(a)................  3,494,800     18,415,144
         Li & Fung, Ltd.......................  3,067,800      5,034,403
                                                          --------------
                                                              32,942,665
                                                          --------------
       Italy -- 4.3%
         Banca Popolare di Verona(a)..........    277,330      2,631,282
         Bulgari SpA..........................  1,225,800     12,868,205
         Intesa BCI SpA.......................  3,695,300     13,077,189
         Riunione Adriatica di Sicurta SpA(b)     728,400      8,975,635
         Tod's SpA............................    146,300      5,847,818
                                                          --------------
                                                              43,400,129
                                                          --------------
       Japan -- 6.4%
         Mitsubishi Corp......................  1,260,000     10,157,622
         Nintendo Co., Ltd....................    136,400     24,836,803
         Nippon Television Network Corp.......     15,640      3,788,778
         ORIX Corp............................    119,600     11,637,172
         Sanyo Electric Co., Ltd..............  2,413,000     15,252,428
                                                          --------------
                                                              65,672,803
                                                          --------------
       Korea -- 0.5%
         Hynix Semiconductor, Inc. GDR(a)(b)..    479,000      5,161,225
                                                          --------------
       Mexico -- 2.2%
         America Movil SA de CV
          (Class "L" Shares) (ADR)............    402,300      8,391,978
         Telefonos de Mexico SA de CV
          (Class "L" Shares) (ADR)............    402,300     14,116,707
                                                          --------------
                                                              22,508,685
                                                          --------------

                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                            ---------- --------------
        Netherlands -- 4.5%
          Gucci Group.........................    137,700 $   11,376,235
          ING Groep NV........................    371,600     24,345,665
          VNU NV..............................    315,663     10,715,497
                                                          --------------
                                                              46,437,397
                                                          --------------
        Spain -- 1.4%
          Banco Santander Central Hispano
           SA.................................  1,153,400     10,473,513
          Industria de Diseno Textil SA(a)....    248,000      3,967,269
                                                          --------------
                                                              14,440,782
                                                          --------------
        Sweden -- 2.4%
          Skanska AB (Class "B" Shares)(b)....  2,559,200     24,256,701
                                                          --------------
        United Kingdom -- 4.8%
          COLT Telecom Group PLC(a)...........    735,300      5,113,583
          Exel PLC............................    550,200      5,906,688
          GKN PLC.............................  1,226,160     11,820,264
          Matalan PLC(a)......................    458,663      3,215,666
          Vodafone Group PLC.................. 10,532,454     23,447,999
                                                          --------------
                                                              49,504,200
                                                          --------------
        United States -- 42.4%
          Alcoa, Inc..........................    106,300      4,188,220
          American Home Products Corp.........    433,500     25,333,740
          AOL Time Warner, Inc.(a)............    839,750     44,506,750
          BEA Systems, Inc.(a)(b).............     38,700      1,188,477
          CIENA Corp.(a)......................     31,700      1,204,600
          Cisco Systems, Inc.(a)..............    495,900      9,025,380
          Citigroup, Inc......................    880,300     46,515,052
          Coach, Inc.(a)......................    149,000      5,669,450
          Comcast Corp. (Class "A" Shares)(a).    357,400     15,511,160
          Electronic Arts, Inc.(a)............    328,000     18,991,200
          EMC Corp.(a)........................    462,800     13,444,340
          Goldman Sachs Group, Inc............    107,700      9,240,660
          Home Depot, Inc.....................    186,900      8,700,195
          J. P. Morgan Chase & Co.............    328,600     14,655,560
          Juniper Networks, Inc.(a)(b)........     82,300      2,559,530
          Marriott International, Inc.
           (Class "A" Shares)(b)..............    151,500      7,172,010
          Microsoft Corp.(a)..................    115,200      8,409,600
          Omnicom Group, Inc.(b)..............    310,300     26,685,800
          Oracle Corp.(a).....................    709,000     13,471,000
          Pfizer, Inc.........................    332,800     13,328,640
          Pharmacia Corp......................    439,500     20,195,025
          SCI Systems, Inc.(a)................    218,700      5,576,850
          Solectron Corp.(a)(b)...............    893,000     16,341,900
          Starwood Hotels & Resorts
           Worldwide, Inc.....................    145,100      5,409,328
          Sun Microsystems, Inc.(a)...........    395,900      6,223,548
          Target Corp.........................    678,800     23,486,480
          Texas Instruments, Inc..............    352,400     11,100,600
          USA Networks, Inc.(a)...............  1,181,700     33,087,600
          Viacom, Inc. (Class "B" Shares)(a)..    351,700     18,200,475
          Wal-Mart Stores, Inc................    102,300      4,992,240
                                                          --------------
                                                             434,415,410
                                                          --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $892,592,527).............................    879,515,828
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

June 30, 2001 (Unaudited)


                                              Principal
                                   Moody's     Amount       Value
                                   Rating       (000)      (Note 2)
                                      ------- --------- --------------
            SHORT-TERM INVESTMENTS -- 16.2%
            COMMERCIAL PAPER -- 6.5%
              Market Street Funding Corp.(c),
               3.82%, 07/18/01....   P-1       $ 5,000  $    4,990,981
              Qwest Capital Funding, Inc.(c),
               4.12%, 07/20/01....   P-1         8,900       8,880,647
              Reed Elsevier, Inc.(c),
               4.00%, 07/26/01....   P-1        10,000       9,972,222
               4.00%, 07/27/01....   P-1        25,000      24,927,778
              Sprint Capital Corp.(c),
               4.33%, 07/26/01....   P-1         1,900       1,894,287
               4.15%, 08/27/01....   P-1         4,000       3,973,716
              Tennessee Gas & Pipeline(c),
               4.05%, 08/28/01....   P-1         2,861       2,842,332
              UBS Finance, Inc.(c),
               4.25%, 07/02/01....   P-1         9,109       9,107,925
                                                        --------------
            TOTAL COMMERCIAL PAPER.....................     66,589,888
                                                        --------------
            TIME DEPOSIT
              Canadian Imperial Bank of
               Commerce(c),
               4.00%, 07/02/01....   P-1           456         456,000
                                                        --------------
            U. S. GOVERNMENT OBLIGATIONS -- 7.1%
              United States Treasury Bills,
               3.55% 09/06/01 (d).........     20,000      19,867,768
               3.56%, 09/27/01 (d)........     53,000      52,538,782
                                                        --------------

              TOTAL U. S. GOVERNMENT OBLIGATIONS..     72,406,550
                                                   --------------
              REPURCHASE AGREEMENT -- 2.6%
                Joint Repurchase Agreement
                 Account,
                 3.97%, 07/02/01 (Note 5).. 26,254     26,254,000
                                                   --------------
              TOTAL SHORT-TERM INVESTMENTS
               (cost $165,706,438)................    165,706,438
                                                   --------------
              TOTAL INVESTMENTS -- 102.1%
               (cost $1,058,298,965; Note 6)......  1,045,222,266
                                                   --------------
              UNREALIZED APPRECIATION ON FORWARD
               FOREIGN CURRENCY CONTRACTS (e).....
              LIABILITIES IN EXCESS OF OTHER              541,252
                ASSETS -- (2.1)%................     (21,656,049)
                                                   --------------
              TOTAL NET ASSETS -- 100.0%.......... $1,024,107,469
                                                   ==============

The following abbreviations are used in portfolio descriptions:

                AB  Aktiebolag (Swedish Stock Company)
                ADR American Depository Receipt
                AG Aktiengesellschaft (German Stock Company) GDR Global Depository Receipt
                NV  Naamloze Vennootschap (Dutch Corporation)
                Oy  Osakehio (Finnish Corporation)
                PLC Public Limited Company (British Corporation)
                SA  Sociedad Anonima (Spanish Corporation) or
                    Societe Anonyme (French Corporation)
                SpA Societa per Azioni (Italian Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $64,783,388; cash collateral of $66,655,675 was received with which the portfolio purchased securities.

(c)Represents security purchased with cash collateral received for securities of loan.

(d)Rate quoted represents yield-to-maturity as of purchase date.

(e)Outstanding forward currency contracts as of June 30, 2001 were as follows.

                                  Value at
          Foreign Currency       Settlement    Current   Appreciation/
          Contract                  Date        Value    Depreciation
          ----------------       ----------- ----------- -------------
          Purchased:
            Eurodollars
             expiring 7/2/01     $25,473,000 $25,422,572   $(50,428)
                                                           --------
          Sold:
            Japanese Yen
             expiring 7/2/01       3,927,027   3,936,040     (9,013)
             expiring 10/10/01    13,823,645  13,638,140    185,505
             expiring 10/23/01    12,609,104  12,193,916    415,188
                                                           --------
                                                            591,680
                                                           --------
                                                           $541,252
                                                           ========

The industry classification of portfolio of holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2001 were as follows:

                 Media................................  13.1%
                 Financial Services...................  13.1%
                 Telecommunications...................   8.8%
                 Electronics..........................   7.6%
                 Retail...............................   7.3%
                 U.S. Treasury Obligations............   7.1%
                 Computer Software & Services.........   6.9%
                 Commercial Paper.....................   6.5%
                 Pharmaceuticals......................   5.8%
                 Commercial Banking...................   4.3%
                 Advertising..........................   3.0%
                 Repurchase Agreements................   2.6%
                 Construction.........................   2.4%
                 Oil & Gas Services...................   2.3%
                 Metal & Minerals.....................   1.9%
                 Transport Services...................   1.3%
                 Hotel/Motel..........................   1.2%
                 Automobiles & Manufacturing..........   1.2%
                 Diversified Operations...............   1.0%
                 Manufacturing........................   0.9%
                 Aluminum.............................   0.9%
                 Aerospace/Defense....................   0.9%
                 Electrical Equipment.................   0.7%
                 Apparel..............................   0.6%
                 Distribution/Wholesalers.............   0.5%
                 Engineering..........................   0.2%
                 Time Deposit.........................   0.0%
                                                       -----
                                                       102.1%
                 Liabilities in excess of other assets  (2.1)%
                                                       -----
                                                       100.0%
                                                       =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

                          GOVERNMENT INCOME PORTFOLIO

June 30, 2001 (Unaudited)


                                                                                                Principal
                                                                   Interest      Maturity        Amount      Value
                                                                     Rate          Date           (000)     (Note 2)
                                                                   -------- ------------------- --------- ------------
LONG-TERM INVESTMENTS -- 94.9%
Asset Backed Securities -- 7.1%
  Bear Stearns Commercial Mortgage................................    7.64%      02/15/32        $ 2,844  $  2,993,193
  First Union National Bank Commercial Mortgage Trust, Ser 2000-2.    6.94%      04/15/10          2,945     3,025,528
  GMAC Commercial Mortgage Securities, Inc........................   7.455%      06/16/10          3,000     3,149,819
  KeyCorp.........................................................   7.727%      02/15/10          3,000     3,190,540
  Morgan Stanley Dean Witter Capital, Inc.........................    6.32%      09/15/09          2,965     2,976,380
  Mortgage Capital Funding, Inc...................................   6.325%      10/18/07          2,682     2,716,336
  Westpac Securitization Trust, Ser. 1998-IG (Australia) (c)(d)...   5.879%      07/19/29          2,861     2,858,693
                                                                                                          ------------
                                                                                                            20,910,489
                                                                                                          ------------
Collateralized Mortgage Obligations -- 6.7%
  Federal Home Loan Mortgage Corp.................................    6.00%      12/15/08          4,540     4,597,954
  Federal National Mortgage Association...........................    6.00% 06/25/08 - 11/01/14   10,034     9,923,920
  Federal National Mortgage Association...........................    6.25%      11/25/21          5,000     5,065,600
                                                                                                          ------------
                                                                                                            19,587,474
                                                                                                          ------------
Mortgage Pass-Throughs -- 44.7%
  Federal Home Loan Mortgage Corp.................................    6.50% 06/01/08 - 05/01/13   11,420    11,491,610
  Federal Home Loan Mortgage Corp.................................    7.00% 06/01/08 - 09/01/12   20,483    20,950,444
  Federal National Mortgage Association...........................    6.50%   05/01/13 - TBA      34,703    34,864,779
  Federal National Mortgage Association...........................    6.51%      03/01/11          2,994     2,969,424
  Federal National Mortgage Association...........................    7.00%   02/01/12 - TBA      11,370    11,520,846
  Federal National Mortgage Association...........................    7.50%   02/01/02 - TBA      13,100    13,492,751
  Federal National Mortgage Association...........................    8.00% 03/01/22 - 05/01/26      521       540,897
  Federal National Mortgage Association...........................    9.00% 02/01/25 - 04/01/25    2,160     2,307,873
  Government National Mortgage Association........................    7.00% 03/15/23 - 05/15/24   18,141    18,417,109
  Government National Mortgage Association........................    7.50% 12/15/25 - 02/15/26    8,639     8,878,260
  Government National Mortgage Association........................    8.50% 09/15/24 - 04/15/25    5,493     5,780,980
                                                                                                          ------------
                                                                                                           131,214,973
                                                                                                          ------------
Municipal Bonds -- 1.7%
  New Jersey Economic Development Authority.......................   7.425%      02/15/29          4,724     5,164,418
                                                                                                          ------------
U.S. Government & Agency Obligations -- 34.7%
  Federal Farm Credit Bank........................................    5.90%      01/10/05          5,000     5,093,750
  Federal National Mortgage Association...........................     Zero      02/15/06         15,364    12,048,756
  Federal National Mortgage Association (a).......................    6.00%      05/15/11         11,050    10,908,339
  Small Business Administration Participation Certificates........    6.00%      09/01/18          6,996     6,676,866
  Small Business Administration Participation Certificates........    6.85%      07/01/17          4,002     4,000,562
  Small Business Administration Participation Certificates........    7.15%      01/01/17         14,890    15,103,259
  Small Business Administration Participation Certificates........    7.20%      10/01/16         15,957    16,156,649
  United States Treasury Bonds....................................     Zero      05/15/17         13,100     5,017,169
  United States Treasury Bonds (a)(b).............................   8.125%      08/15/19         11,805    14,698,996
  United States Treasury Bonds (a)................................    8.75%      05/15/17          2,600     3,373,916
  United States Treasury Notes (a)................................    5.00%      02/15/11          9,200     8,925,380
                                                                                                          ------------
                                                                                                           102,003,642
                                                                                                          ------------
TOTAL LONG-TERM INVESTMENTS
 (cost $276,430,515).....................................................................................  278,880,996
                                                                                                          ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

June 30, 2001 (Unaudited)


                                                                                    Value
                                                                        Shares     (Note 2)
                                                                      ---------- ------------
SHORT-TERM INVESTMENT -- 23.0%
Mutual Fund
  Prudential Core Investment Fund -- Taxable Money Market Series (e)
   (cost $67,553,517; Note 4)........................................ 67,553,517 $ 67,553,517
                                                                                 ------------
TOTAL INVESTMENTS--117.9%
 (cost $343,984,032).................................................             346,434,513
                                                                                 ------------
VARIATION MARGIN ON OPEN FUTURES (f).................................                (211,656)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (17.9%).....................             (52,455,972)
                                                                                 ------------
TOTAL NET ASSETS--100.0%.............................................            $293,766,885
                                                                                 ============

Legend to portfolio of investments for Government Income Portfolio

TBA To Be Announced

(a)Portion of securities on loan with an aggregate market value of $35,137,322; cash collateral of $36,071,188 was received with which the Portfolio purchased securities.

(b)Security segregated as collateral for futures contracts.

(c)US$ Denominated Foreign Bonds.

(d)Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 2001.

(e)A portion of security purchased with cash collateral received for securities on loan.

(f)Open futures contracts as of June 30, 2001 were as follows:

   Number of                              Expiration  Value at     Value at    Appreciation/
   Contracts              Type               Date    Trade Date  June 30, 2001 (Depreciation)
   ---------              ----            ---------- ----------- ------------- --------------
Long Positions:
      99        U.S. Treasury 5 Yr Notes   Sept 01   $10,197,773  $10,231,031     $ 33,258
      65        U.S. Treasury 10 Yr Notes  Sept 01     6,756,953    6,696,016      (60,937)
      194       U.S. Treasury Bonds        Sept 01    19,296,938   19,460,625      163,687
                                                                                  --------
                                                                                  $136,008
                                                                                  ========


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

                             STOCK INDEX PORTFOLIO

June 30, 2001 (Unaudited)



LONG-TERM INVESTMENTS -- 98.3%                 Value
                                   Shares     (Note 2)
COMMON STOCKS                      ------- ---------------
Advertising -- 0.2%
  Omnicom Group, Inc.(b)..........  59,600 $     5,125,600
  TMP Worldwide, Inc.(a)(b).......  25,000       1,500,000
                                           ---------------
                                                 6,625,600
                                           ---------------
Aerospace -- 1.2%
  Boeing Co....................... 280,436      15,592,241
  General Dynamics Corp...........  66,600       5,182,146
  Lockheed Martin Corp............ 142,698       5,286,961
  Northrop Grumman Corp...........  27,200       2,178,720
  Raytheon Co.(a)(b).............. 115,618       3,069,658
  Rockwell International Corp.....  59,300       2,260,516
  United Technologies Corp.(b).... 155,600      11,399,256
                                           ---------------
                                                44,969,498
                                           ---------------
Airlines -- 0.2%
  AMR Corp........................  48,200       1,741,466
  Delta Airlines, Inc.............  39,000       1,719,120
  Southwest Airlines Co........... 251,337       4,647,221
  US Airways Group, Inc.(a).......  25,100         609,930
                                           ---------------
                                                 8,717,737
                                           ---------------
Apparel -- 0.1%
  Nike, Inc. (Class "B" Shares)...  86,600       3,636,334
  Reebok International, Ltd.......  19,000         607,050
                                           ---------------
                                                 4,243,384
                                           ---------------
Autos--Cars & Trucks -- 1.1%
  Cummins Engine Co., Inc.........  14,400         557,280
  Dana Corp.......................  48,794       1,138,852
  Delphi Automotive Systems Corp.. 188,044       2,995,541
  Ford Motor Co................... 617,045      15,148,455
  General Motors Corp............. 182,900      11,769,615
  Genuine Parts Co................  59,925       1,887,637
  Johnson Controls, Inc...........  27,900       2,021,913
  Navistar International Corp.(a).  18,900         531,657
  PACCAR, Inc.....................  22,860       1,175,461
  TRW, Inc.(b)....................  38,900       1,594,900
  Visteon Corp....................  42,964         789,678
                                           ---------------
                                                39,610,989
                                           ---------------
Banks and Savings & Loans -- 5.1%
  AmSouth Bancorporation.......... 126,900       2,346,381
  Bank of New York Co., Inc....... 247,300      11,870,400
  Bank One Corp.(b)............... 383,345      13,723,751
  BankAmerica Corp................ 537,944      32,292,778
  Capital One Financial Corp......  66,500       3,990,000
  Charter One Financial, Inc......  59,115       1,885,769
  Comerica, Inc...................  54,250       3,124,800
  Fifth Third Bancorp............. 188,149      11,298,348
  First Union Corp................ 329,678      11,518,949
  Golden West Financial Corp......  53,400       3,430,416
  Huntington Bancshares, Inc......  85,775       1,402,421
  KeyCorp......................... 140,400       3,657,420
  Mellon Financial Corp........... 163,600       7,525,600
  National City Corp.............. 202,700       6,239,106
  Northern Trust Corp.............  74,700       4,668,750
  PNC Bank Corp...................  97,500       6,414,525
  Providian Financial Corp........  96,200       5,695,040
  SouthTrust Corp................. 109,800       2,854,800

        COMMON STOCKS                                       Value
                                               Shares      (Note 2)
        (Continued)                           --------- ---------------
        Banks and Savings & Loans (cont'd.)
          State Street Corp..................   107,800 $     5,335,022
          Suntrust Banks, Inc.(b)............    99,700       6,458,566
          U.S. Bancorp.......................   638,081      14,541,866
          Union Planters Corp.(b)............    46,900       2,044,840
          Wells Fargo & Co...................   563,960      26,184,663
          Zions Bancorporation...............     7,000         413,000
                                                        ---------------
                                                            188,917,211
                                                        ---------------
        Chemicals -- 1.1%
          Air Products & Chemicals, Inc......    73,800       3,376,350
          Dow Chemical Co....................   295,561       9,827,403
          Du Pont (E.I.) de Nemours & Co.....   347,991      16,787,086
          Eastman Chemical Co................    27,600       1,314,588
          Engelhard Corp.....................    40,875       1,054,166
          FMC Corp.(a).......................     8,800         603,328
          Great Lakes Chemical Corp.(b)......    13,500         416,475
          Hercules, Inc......................    37,400         422,620
          Praxair, Inc.......................    53,600       2,519,200
          Rohm & Haas Co.....................    72,600       2,388,540
          Sigma-Aldrich Corp.................    27,400       1,058,188
                                                        ---------------
                                                             39,767,944
                                                        ---------------
        Commercial Services -- 0.4%
          Cendant Corp.(a)(b)................   255,618       4,984,551
          Cintas Corp........................    50,300       2,326,375
          Concord EFS, Inc.(a)...............    68,000       3,536,680
          Convergys Corp.(a).................    51,900       1,569,975
          Deluxe Corp........................    29,000         838,100
          Fiserv, Inc.(a)....................    35,400       2,264,892
          Quintiles Transnational Corp.(a)...    36,000         909,000
                                                        ---------------
                                                             16,429,573
                                                        ---------------
        Computers -- 3.8%
          Apple Computer, Inc.(a)............   116,900       2,717,925
          Citrix Systems, Inc.(a)(b).........    64,800       2,261,520
          Compaq Computer Corp.(b)...........   568,469       8,805,585
          Comverse Technology, Inc.(a)(b)....    52,000       2,969,200
          Dell Computer Corp.(a)(b)..........   862,500      22,554,375
          Hewlett-Packard Co.................   643,300      18,398,380
          International Business Machines
           Corp..............................   578,500      65,370,500
          Sun Microsystems, Inc.(a).......... 1,084,300      17,045,196
                                                        ---------------
                                                            140,122,681
                                                        ---------------
        Computer Services -- 8.6%
          Adobe Systems, Inc.................    79,900       3,755,300
          Autodesk, Inc......................    19,800         738,540
          Automatic Data Processing, Inc.....   214,500      10,660,650
          Avaya, Inc.(a).....................    97,908       1,341,340
          BMC Software, Inc.(a)..............    82,600       1,861,804
          BroadVision, Inc.(a)(b)............    80,000         400,000
          Cabletron Systems, Inc.(a).........    63,500       1,450,975
          Cisco Systems, Inc.(a)(b).......... 2,417,000      43,989,400
          Computer Associates International,
           Inc...............................   193,943       6,981,948
          Computer Sciences Corp.(a).........    60,700       2,100,220
          Compuware Corp.(a).................   125,600       1,757,144
          EMC Corp...........................   729,074      21,179,600
          First Data Corp....................   133,000       8,545,250

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

June 30, 2001 (Unaudited)


     COMMON STOCKS                                             Value
                                                  Shares      (Note 2)
     (Continued)                                 --------- ---------------
     Computer Services (cont'd.)
       Gateway, Inc.(a).........................   106,800 $     1,756,860
       Intuit, Inc.(a)..........................    59,300       2,371,407
       Lexmark International, Inc.(a)...........    43,714       2,939,766
       Mercury Interactive Corp.(a)(b)..........    25,000       1,497,500
       Micron Technology, Inc.(a)(b)............   199,400       8,195,340
       Microsoft Corp.(a)....................... 1,774,000     129,502,000
       NCR Corp.(a).............................    31,300       1,471,100
       Network Appliance, Inc.(a)...............   110,400       1,512,480
       Novell, Inc.(a)(b).......................   126,100         717,509
       Oracle Corp.(a).......................... 1,860,120      35,342,280
       Palm, Inc.(a)............................   192,857       1,170,642
       Parametric Technology Corp.(a)...........    97,000       1,357,030
       Peoplesoft, Inc.(a)......................    96,000       4,726,080
       Sapient Corp.(a).........................    37,400         364,650
       Siebel Systems, Inc.(a)(b)...............   146,200       6,856,780
       Symbol Technologies, Inc.(b).............    73,400       1,629,480
       Unisys Corp.(a)..........................   111,000       1,632,810
       VERITAS Software Corp.(a)(b).............   136,258       9,065,245
       Yahoo!, Inc.(a)(b).......................   194,400       3,886,056
                                                           ---------------
                                                               320,757,186
                                                           ---------------
     Construction -- 0.1%
       Centex Corp..............................    21,600         880,200
       Fluor Corp...............................    23,500       1,061,025
       KB HOME..................................    16,166         487,728
       Pulte Corp...............................    14,500         618,135
       Vulcan Materials Co......................    32,000       1,720,000
                                                           ---------------
                                                                 4,767,088
                                                           ---------------
     Consumer Products
       Tupperware Corp..........................    22,300         522,489
                                                           ---------------
     Containers -- 0.1%
       Ball Corp................................    10,900         518,404
       Bemis Co., Inc...........................    18,100         727,077
       Pactiv Corp.(a)..........................    49,900         668,660
                                                           ---------------
                                                                 1,914,141
                                                           ---------------
     Cosmetics & Soaps -- 1.5%
       Alberto-Culver Co. (Class "B" Stock).....    19,100         802,964
       Avon Products, Inc.......................    77,900       3,605,212
       Clorox Co................................    75,500       2,555,675
       Colgate-Palmolive Co.(b).................   188,100      11,096,019
       Gillette Co..............................   354,500      10,276,955
       International Flavors & Fragrances, Inc..    32,400         814,212
       Procter & Gamble Co......................   434,104      27,695,835
                                                           ---------------
                                                                56,846,872
                                                           ---------------
     Diversified Consumer Products -- 1.1%
       Eastman Kodak Co.........................   100,200       4,677,336
       Philip Morris Cos., Inc..................   738,300      37,468,725
                                                           ---------------
                                                                42,146,061
                                                           ---------------
     Diversified Manufacturing Operations -- 4.3%
       General Electric Co.(b).................. 3,298,700     160,811,625
                                                           ---------------
     Diversified Office Equipment -- 0.2%
       Avery Dennison Corp......................    35,000       1,786,750
       Pitney Bowes, Inc........................    81,900       3,449,628
       Xerox Corp...............................   225,792       2,160,829
                                                           ---------------
                                                                 7,397,207
                                                           ---------------

       COMMON STOCKS                                          Value
                                                 Shares      (Note 2)
       (Continued)                              --------- ---------------
       Diversified Operations -- 0.1%
         Corning, Inc..........................   307,000 $     5,129,970
                                                          ---------------
       Drugs & Medical Supplies -- 10.8%
         Abbott Laboratories...................   516,200      24,782,762
         Allergan, Inc.........................    44,700       3,821,850
         American Home Products Corp...........   437,600      25,573,344
         Bard, (C.R.), Inc.....................    19,000       1,082,050
         Bausch & Lomb, Inc.(b)................    20,100         728,424
         Baxter International, Inc.............   196,600       9,633,400
         Becton Dickinson & Co.................    86,700       3,102,993
         Biogen, Inc.(a).......................    48,700       2,647,332
         Biomet, Inc...........................    57,950       2,785,077
         Boston Scientific Corp.(a)(b).........   132,300       2,249,100
         Bristol-Myers Squibb Co...............   650,360      34,013,828
         Cardinal Health, Inc..................   139,875       9,651,375
         Guidant Corp.(a)......................   103,600       3,729,600
         Johnson & Johnson(b)..................   996,572      49,828,600
         King Pharmaceuticals, Inc.(a).........    54,400       2,924,000
         Lilly (Eli) & Co.(b)..................   374,100      27,683,400
         Medtronic, Inc........................   399,200      18,367,192
         Merck & Co., Inc......................   765,900      48,948,669
         Pfizer, Inc........................... 2,096,250      83,954,813
         Pharmacia Corp........................   429,556      19,738,098
         Schering-Plough Corp..................   484,200      17,547,408
         St. Jude Medical, Inc.(a).............    28,300       1,698,000
         Stryker Corp..........................    61,800       3,389,730
         Watson Pharmaceuticals, Inc.(a).......    35,000       2,157,400
                                                          ---------------
                                                              400,038,445
                                                          ---------------
       Electrical Services -- 0.2%
         American Power Conversion.............    57,700         908,775
         Power-One, Inc.(a)....................    20,000         332,800
         TXU Corp..............................    86,906       4,188,000
         Xcel Energy, Inc......................   117,295       3,337,043
                                                          ---------------
                                                                8,766,618
                                                          ---------------
       Electronics -- 5.0%
         Advanced Micro Devices, Inc.(a)(b)....   108,200       3,124,816
         Altera Corp.(a).......................   136,000       3,944,000
         Analog Devices, Inc.(a)...............   122,000       5,276,500
         Applied Materials, Inc.(a)(b).........   267,900      13,153,890
         Applied Micro Circuits Corp.(a)(b)....    97,000       1,668,400
         Broadcom Corp.(a).....................    77,200       3,301,072
         Conexant Systems, Inc.(a).............    72,000         644,400
         Electronic Data Systems Corp.(b)......   157,400       9,837,500
         Emerson Electric Co.(b)...............   143,300       8,669,650
         Intel Corp............................ 2,239,400      65,502,450
         Jabil Circuit, Inc.(a)................    54,000       1,666,440
         JDS Uniphase Corp.(a)(b)..............   430,100       5,376,250
         KLA-Tencor Corp.(a)(b)................    61,600       3,601,752
         Linear Technology Corp.(b)............   106,800       4,722,696
         LSI Logic Corp.(a)(b).................   110,800       2,083,040
         Maxim Integrated Products, Inc.(a)(b).   101,600       4,491,736
         Molex, Inc............................    64,200       2,345,226
         National Semiconductor Corp.(a)(b)....    56,800       1,654,016
         Novellus Systems, Inc.(a)(b)..........    41,100       2,334,069
         Perkin Elmer, Inc.....................    36,000         991,080
         Pinnacle West Capital Corp............    29,000       1,374,600
         PPL Corp..............................    50,000       2,750,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

June 30, 2001 (Unaudited)


       COMMON STOCKS                                         Value
                                                Shares      (Note 2)
       (Continued)                             --------- ---------------
       Electronics (cont'd.)
         QLogic Corp.(a)......................    25,000 $     1,611,250
         RadioShack Corp......................    58,360       1,779,980
         Sanmina Corp.(a)(b)..................   101,600       2,378,456
         Solectron Corp.(a)...................   218,000       3,989,400
         Tektronix, Inc.......................    35,000         950,250
         Teradyne, Inc. (United States)(a)(b).    57,000       1,886,700
         Texas Instruments, Inc...............   577,800      18,200,700
         Thomas & Betts Corp..................    23,800         525,266
         Vitesse Semiconductor Corp.(a).......    54,000       1,136,160
         Xilinx, Inc.(a)(b)...................   109,000       4,495,160
                                                         ---------------
                                                             185,466,905
                                                         ---------------
       Financial Services -- 8.4%
         Ambac Financial Group, Inc...........    30,000       1,746,000
         American Express Co..................   442,300      17,161,240
         Bear, Stearns Cos., Inc..............    35,310       2,082,231
         Citigroup, Inc....................... 1,670,176      88,252,100
         Countrywide Credit Industries, Inc...    40,800       1,871,904
         Equifax, Inc.(b).....................    52,300       1,918,364
         Federal Home Loan Mortgage Corp......   228,900      16,023,000
         Federal National Mortgage
          Association.........................   336,600      28,661,490
         FleetBoston Financial Corp...........   358,866      14,157,264
         Franklin Resources, Inc.(b)..........    81,400       3,725,678
         H&R Block, Inc.......................    30,700       1,981,685
         Household International, Inc.........   157,558      10,509,119
         J.P. Morgan Chase & Co.(b)...........   639,666      28,529,103
         Lehman Brothers Holdings, Inc........    84,300       6,554,325
         MBNA Corp............................   285,768       9,416,056
         Merrill Lynch & Co., Inc.(b).........   272,600      16,151,550
         Moody's Corp.........................    51,860       1,737,310
         Morgan Stanley Dean Witter & Co......   371,410      23,855,664
         Paychex, Inc.(b).....................   125,550       5,022,000
         Regions Financial Corp...............    75,300       2,409,600
         Schwab (Charles) Corp.(b)............   464,900       7,112,970
         Stilwell Financial, Inc.(b)..........    72,800       2,443,168
         Synovus Financial Corp.(b)...........    97,500       3,059,550
         T. Rowe Price Group, Inc.............    36,000       1,346,040
         USA Education, Inc...................    55,900       4,080,700
         Washington Mutual, Inc.(b)...........   289,722      10,879,061
                                                         ---------------
                                                             310,687,172
                                                         ---------------
       Food & Beverage -- 3.6%
         Adolph Coors Co......................    12,800         642,304
         Anheuser-Busch Cos., Inc.(b).........   301,000      12,401,200
         Archer-Daniels-Midland Co............   216,227       2,810,951
         Brown-Forman Corp. (Class "B" Stock).    21,800       1,393,892
         Campbell Soup Co.....................   136,800       3,522,600
         Coca-Cola Co.(b).....................   827,900      37,255,500
         Coca-Cola Enterprises, Inc...........   143,000       2,338,050
         ConAgra, Inc.........................   179,100       3,547,971
         General Mills, Inc...................    94,500       4,137,210
         Heinz (H.J.) & Co....................   115,150       4,708,484
         Hershey Foods Corp...................    45,600       2,813,976
         Kellogg Co.(b).......................   131,800       3,822,200
         PepsiCo, Inc.(b).....................   481,400      21,277,880
         Quaker Oats Co.......................    42,800       3,905,500
         Ralston Purina Group.................   105,720       3,173,714
         Sara Lee Corp........................   266,000       5,038,040

        COMMON STOCKS                                        Value
                                                 Shares     (Note 2)
        (Continued)                              ------- ---------------
        Food & Beverage (cont'd.)
          Sysco Corp............................ 225,600 $     6,125,040
          The Pepsi Bottling Group, Inc.........  39,000       1,563,900
          Unilever NV, ADR (Netherlands)........ 188,132      11,207,023
          Wrigley (William) Jr. Co..............  74,100       3,471,585
                                                         ---------------
                                                             135,157,020
                                                         ---------------
        Forest Products -- 0.5%
          Boise Cascade Corp.(b)................  19,886         699,391
          Georgia-Pacific Corp.(b)..............  73,139       2,475,755
          International Paper Co................ 159,067       5,678,692
          Louisiana-Pacific Corp................  38,900         456,297
          Mead Corp.(b).........................  34,400         933,616
          Potlatch Corp.........................  10,000         344,100
          Temple-Inland, Inc....................  16,000         852,640
          Westvaco Corp.........................  35,700         867,153
          Weyerhaeuser Co.......................  71,900       3,952,343
          Willamette Industries, Inc............  35,900       1,777,050
                                                         ---------------
                                                              18,037,037
                                                         ---------------
        Gas Pipelines -- 0.6%
          Cinergy Corp..........................  52,839       1,846,723
          Enron Corp.(b)........................ 251,300      12,313,700
          Peoples Energy Corp...................  11,400         458,280
          Sempra Energy.........................  66,054       1,805,916
          Williams Cos., Inc.................... 157,100       5,176,445
                                                         ---------------
                                                              21,601,064
                                                         ---------------
        Hospitals/Healthcare Management -- 1.9%
          Aetna, Inc.(a)(b).....................  49,312       1,275,701
          Agilent Technologies, Inc.(a)......... 151,613       4,927,422
          Amgen, Inc.(a)........................ 346,900      21,049,892
          Applera Corp.-Applied Biosystems
           Group................................  74,100       1,982,175
          Chiron Corp.(a)(b)....................  62,000       3,162,000
          Columbia/HCA Healthcare Corp.......... 185,898       8,400,731
          Forest Laboratories, Inc.(a)..........  55,000       3,905,000
          HEALTHSOUTH Corp.(a).................. 133,500       2,131,995
          Humana, Inc.(a).......................  58,100         572,285
          IMS Health, Inc.......................  98,820       2,816,370
          Manor Care, Inc.(a)...................  32,050       1,017,588
          Mckesson HBOC, Inc....................  93,507       3,470,980
          MedImmune, Inc.(a)....................  70,100       3,308,720
          Tenet Healthcare Corp................. 106,600       5,499,494
          UnitedHealth Group, Inc.(b)........... 107,600       6,644,300
          Wellpoint Health Networks, Inc.(a)(b).  19,600       1,847,104
                                                         ---------------
                                                              72,011,757
                                                         ---------------
        Household Products & Personal Care -- 0.3%
          Kimberly-Clark Corp................... 178,288       9,966,299
          Leggett & Platt, Inc..................  64,000       1,409,920
                                                         ---------------
                                                              11,376,219
                                                         ---------------
        Housing Related -- 0.3%
          Masco Corp............................ 150,000       3,744,000
          Maytag Corp...........................  26,400         772,464
          Newell Rubbermaid, Inc.(b)............  84,949       2,132,220
          Stanley Works.........................  25,800       1,080,504
          Whirlpool Corp........................  22,600       1,412,500
                                                         ---------------
                                                               9,141,688
                                                         ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

June 30, 2001 (Unaudited)


     COMMON STOCKS                                              Value
                                                   Shares      (Note 2)
     (Continued)                                  --------- ---------------
     Human Resources
       Robert Half International, Inc.(a)........    52,300 $     1,301,747
                                                            ---------------
     Insurance -- 4.4%
       AFLAC, Inc................................   178,400       5,617,816
       Allstate Corp.............................   243,188      10,697,840
       American General Corp.....................   169,972       7,895,199
       American International Group, Inc.(b).....   775,664      66,707,104
       Aon Corp.(b)..............................    87,125       3,049,375
       Chubb Corp................................    58,500       4,529,655
       CIGNA Corp.(b)............................    51,300       4,915,566
       Cincinnati Financial Corp.................    55,700       2,200,150
       Conseco, Inc.(b)..........................   110,259       1,505,035
       Hartford Financial Services Group, Inc....    77,200       5,280,480
       Jefferson-Pilot Corp......................    54,018       2,610,150
       John Hancock Financial Services, Inc......    20,000         799,776
       Lincoln National Corp.....................    64,000       3,312,000
       Lowes Corp................................    64,600       4,162,178
       Marsh & McLennan Cos., Inc................    90,800       9,170,800
       MBIA, Inc.................................    46,950       2,614,176
       MetLife, Inc.(b)..........................   251,000       7,775,980
       MGIC Investment Corp......................    35,800       2,600,512
       Progressive Corp.(b)......................    24,400       3,298,636
       SAFECO Corp...............................    41,000       1,209,500
       St. Paul Cos., Inc........................    72,210       3,660,325
       Torchmark Corp............................    41,800       1,680,778
       UnumProvident Corp........................    79,456       2,552,127
       Wachovia Corp.............................    70,500       5,016,075
                                                            ---------------
                                                                162,861,233
                                                            ---------------
     Leisure -- 1.2%
       Brunswick Corp............................    33,400         802,602
       Carnival Corp. (Class "A" Stock)..........   196,800       6,041,760
       Disney (Walt) Co..........................   693,001      20,020,799
       Harley-Davidson, Inc.(b)..................   100,000       4,708,000
       Harrah's Entertainment, Inc.(a)...........    38,750       1,367,875
       Hilton Hotels Corp........................   104,800       1,215,680
       Marriott International, Inc.
        (Class "A" Stock)(b).....................    80,800       3,825,072
       Sabre Group Holdings, Inc.
        (Class "A" Stock)(b).....................    42,419       2,120,950
       Starwood Hotels & Resorts Worldwide, Inc..    62,600       2,333,728
                                                            ---------------
                                                                 42,436,466
                                                            ---------------
     Machinery -- 0.5%
       Caterpillar, Inc..........................   116,200       5,815,810
       Cooper Industries, Inc....................    30,000       1,187,700
       Deere & Co................................    79,200       2,997,720
       Dover Corp.(b)............................    65,200       2,454,780
       Eaton Corp................................    22,700       1,591,270
       Ingersoll-Rand Co.(b).....................    51,850       2,136,220
       Parker Hannifin Corp......................    36,425       1,545,877
       Snap-on, Inc..............................    22,800         550,848
       Thermo Electron Corp.(a)..................    57,000       1,255,140
       Timken Co.................................    21,500         364,210
                                                            ---------------
                                                                 19,899,575
                                                            ---------------
     Media -- 4.3%
       AOL Time Warner, Inc.(a).................. 1,455,320      77,131,960
       Clear Channel Communications, Inc.(a).....   195,300      12,245,310

        COMMON STOCKS                                       Value
                                                Shares     (Note 2)
        (Continued)                             ------- ---------------
        Media (cont'd.)
          Comcast Corp. (Special Class "A")(a)  311,700 $    13,527,780
          Dow Jones & Co., Inc.................  28,800       1,719,648
          Gannett Co., Inc.(b).................  88,300       5,818,970
          Interpublic Group of Cos., Inc.(b)... 105,100       3,084,685
          Knight-Ridder, Inc.(b)...............  22,700       1,346,110
          McGraw Hill, Inc.....................  65,600       4,339,440
          Meredith Corp........................  17,800         637,418
          New York Times Co. (The)
           (Class "A" Stock)(b)................  53,500       2,247,000
          R.R. Donnelley & Sons, Co............  40,200       1,193,940
          Tribune Co...........................  99,200       3,968,992
          Univision Communications, Inc.
           (Class "A" Stock)(a)(b).............  61,000       2,609,580
          Viacom, Inc. (Class "B" Stock)(a)(b). 579,636      29,996,163
                                                        ---------------
                                                            159,866,996
                                                        ---------------
        Metals - Ferrous -- 0.1%
          Allegheny Technologies, Inc..........  28,940         523,525
          Nucor Corp...........................  25,400       1,241,806
          USX-U.S. Steel Group, Inc............  31,540         635,531
          Worthington Industries, Inc..........  34,000         462,400
                                                        ---------------
                                                              2,863,262
                                                        ---------------
        Metals - Non Ferrous -- 0.5%
          Alcan Aluminum, Ltd.(b).............. 103,750       4,359,575
          Alcoa, Inc........................... 289,776      11,417,174
          INCO, Ltd.(a)(b).....................  62,200       1,073,572
                                                        ---------------
                                                             16,850,321
                                                        ---------------
        Mineral Resource -- 0.1%
          Burlington Resources, Inc............  75,817       3,028,889
          Phelps Dodge Corp.(b)................  27,528       1,142,412
                                                        ---------------
                                                              4,171,301
                                                        ---------------
        Miscellaneous - Basic Industry -- 2.2%
          AES Corp.(a)(b)...................... 171,700       7,391,685
          BB&T Corp............................ 135,100       4,958,170
          Crane Co.............................  21,625         670,375
          Danaher Corp.........................  47,600       2,665,600
          Ecolab, Inc..........................  45,000       1,843,650
          Fortune Brands, Inc..................  50,700       1,944,852
          Homestake Mining Co..................  93,700         726,175
          Honeywell, Inc....................... 263,950       9,235,611
          Illinois Tool Works, Inc.............  98,800       6,254,040
          ITT Industries, Inc..................  28,500       1,261,125
          Millipore Corp.......................  16,200       1,004,076
          Pall Corp............................  44,000       1,035,320
          PPG Industries, Inc..................  54,800       2,880,836
          Sealed Air Corp.(a)(b)...............  27,810       1,035,923
          Textron, Inc.........................  46,700       2,570,368
          Tyco International, Ltd.(b).......... 639,943      34,876,893
          W.W. Grainger, Inc...................  33,400       1,374,744
                                                        ---------------
                                                             81,729,443
                                                        ---------------
        Miscellaneous - Consumer Growth/Stable -- 0.4%
          American Greetings Corp.
           (Class "A" Stock)...................  24,800         272,800
          Black & Decker Corp..................  25,800       1,018,068
          Energizer Holdings, Inc.(a)..........       1              23

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

June 30, 2001 (Unaudited)


        COMMON STOCKS                                       Value
                                               Shares      (Note 2)
        (Continued)                           --------- ---------------
        Miscellaneous-Consumer Growth/Stable (cont'd.)
          Minnesota Mining & Manufacturing
           Co. (3M)..........................   132,500 $    15,118,250
                                                        ---------------
                                                             16,409,141
                                                        ---------------
        Oil & Gas -- 5.6%
          Amerada Hess Corp..................    28,100       2,270,480
          Anadarko Petroleum Corp............    85,663       4,628,372
          Ashland Oil, Inc...................    23,100         926,310
          Chevron Corp.(b)...................   213,100      19,285,550
          El Paso Corp.......................   167,311       8,790,520
          EOG Resources, Inc.(b).............    35,000       1,244,250
          Exxon Mobil Corp................... 1,146,635     100,158,567
          Kerr-McGee Corp.(b)................    31,926       2,115,736
          Nabors Industries, Inc.(a)(b)......    47,900       1,781,880
          NICOR, Inc.........................    16,200         631,476
          Phillips Petroleum Co.(b)..........    85,900       4,896,300
          Royal Dutch Petroleum Co. ADR
           (Netherlands).....................   711,400      41,453,278
          Sunoco, Inc.(b)....................    29,200       1,069,596
          Texaco, Inc........................   181,582      12,093,361
          Unocal Corp........................    81,200       2,772,980
          USX-Marathon Corp..................   104,400       3,080,844
                                                        ---------------
                                                            207,199,500
                                                        ---------------
        Oil-Exploration/Production -- 0.2%
          Conoco, Inc. (Class " B" Stock)....   204,957       5,923,257
                                                        ---------------
        Oil & Gas Exploration &Production -- 0.2%
          Devon Energy Corp.(b)..............    40,000       2,100,000
          Occidental Petroleum Corp..........   124,300       3,305,137
                                                        ---------------
                                                              5,405,137
                                                        ---------------
        Oil & Gas Services -- 0.9%
          Apache Corp........................    42,100       2,136,575
          Baker Hughes, Inc..................   111,730       3,742,955
          Halliburton Co.(b).................   148,900       5,300,840
          Kinder Morgan, Inc.(b).............    34,800       1,748,700
          McDermott International, Inc.......    20,700         241,155
          Noble Drilling Corp.(a)............    40,600       1,329,650
          ONEOK, Inc.........................    26,000         512,200
          PG&E Corp..........................   140,000       1,568,000
          Rowan Cos., Inc.(a)................    28,700         634,270
          Schlumberger, Ltd..................   192,700      10,145,655
          Tosco Corp.........................    49,000       2,158,450
          Transocean Sedco Forex, Inc........    99,433       4,101,611
                                                        ---------------
                                                             33,620,061
                                                        ---------------
        Precious Metals -- 0.1%
          Barrick Gold Corp..................   132,300       2,004,345
          Freeport-McMoRan Copper & Gold,
           Inc. (Class "B" Stock)(a).........    51,200         565,760
          Newmont Mining Corp.(b)............    61,503       1,144,571
          Placer Dome, Inc...................   112,000       1,097,600
                                                        ---------------
                                                              4,812,276
                                                        ---------------
        Railroads -- 0.4%
          Burlington Northern Sante Fe Corp..   130,726       3,944,003
          CSX Corp...........................    72,512       2,627,835

       COMMON STOCKS                                         Value
                                                Shares      (Note 2)
       (Continued)                             --------- ---------------
       Railroads (cont'd.)
         Norfolk Southern Corp................   128,300 $     2,655,810
         Union Pacific Corp...................    83,000       4,557,530
                                                         ---------------
                                                              13,785,178
                                                         ---------------
       Restaurants -- 0.4%
         Darden Restaurants, Inc..............    44,300       1,235,970
         McDonald's Corp......................   441,000      11,933,460
         Tricon Global Restaurants, Inc.(a)...    48,050       2,109,395
         Wendy's International, Inc...........    37,800         965,412
                                                         ---------------
                                                              16,244,237
                                                         ---------------
       Retail -- 6.3%
         Albertson's, Inc.(b).................   138,544       4,154,935
         AutoZone, Inc.(a)....................    39,900       1,496,250
         Bed Bath & Beyond, Inc.(a)...........    98,000       3,057,600
         Best Buy Co., Inc.(a)................    69,400       4,408,288
         Big Lots, Inc.(a)....................    40,200         549,936
         Circuit City Stores, Inc.............    70,200       1,263,600
         Costco Wholesale Corp.(a)(b).........   147,732       6,068,831
         CVS Corp.............................   131,500       5,075,900
         Dillard's, Inc. (Class "A" Stock)....    32,750         500,093
         Dollar General Corp..................   109,803       2,141,158
         Federated Department Stores, Inc.(a).    65,100       2,766,750
         Harcourt General, Inc................    22,906       1,332,900
         Home Depot, Inc......................   770,219      35,853,694
         J.C. Penney Co., Inc.................    86,500       2,280,140
         Kmart Corp.(a)(b)....................   169,400       1,943,018
         Kohl's Corp.(a)......................   110,300       6,919,119
         Kroger Co.(a)........................   272,800       6,820,000
         Liz Claiborne, Inc.(b)...............    17,900         903,055
         Longs Drug Stores, Inc...............    13,700         295,235
         Lowe's Cos., Inc.(b).................   123,800       8,981,690
         May Department Stores Co.............    96,800       3,316,368
         Nordstrom, Inc.......................    46,300         858,865
         Office Depot, Inc.(a)(b).............   105,000       1,089,900
         Safeway, Inc.(a).....................   166,000       7,968,000
         Sears, Roebuck & Co..................   110,300       4,666,793
         Sherwin-Williams Co..................    53,800       1,194,360
         Staples, Inc.(a)(b)..................   155,200       2,481,648
         Starbucks Corp.(a)...................   112,400       2,585,200
         Supervalu, Inc.......................    46,800         821,340
         Target Corp..........................   298,368      10,323,533
         The Gap, Inc.........................   283,787       8,229,823
         The Limited, Inc.....................   136,496       2,254,914
         Tiffany & Co.........................    43,300       1,568,326
         TJX Cos., Inc........................    95,700       3,049,959
         Toys 'R' Us, Inc.(a).................    61,250       1,515,937
         Wal-Mart Stores, Inc................. 1,483,800      72,409,440
         Walgreen Co..........................   339,100      11,580,265
         Winn-Dixie Stores, Inc...............    48,900       1,277,757
                                                         ---------------
                                                             234,004,620
                                                         ---------------
       Rubber -- 0.1%
         B.F. Goodrich Co.....................    31,800       1,207,764
         Cooper Tire & Rubber Co..............    28,800         408,960
         Goodyear Tire & Rubber Co.(b)........    49,200       1,377,600
                                                         ---------------
                                                               2,994,324
                                                         ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

June 30, 2001 (Unaudited)


        COMMON STOCKS                                        Value
                                                Shares      (Note 2)
        (Continued)                            --------- ---------------
        Telecommunications -- 6.9%
          ADC Telecommunications, Inc.(a).....   262,400 $     1,731,840
          Alltel Corp.........................   105,400       6,456,804
          Andrew Corp.(a).....................    29,112         537,116
          AT&T Corp........................... 1,145,567      25,202,474
          BellSouth Corp......................   619,700      24,955,319
          CenturyTel, Inc.....................    43,100       1,305,930
          Citizens Communications Co.(a)......    68,000         818,040
          Global Crossing, Ltd.(a)............   295,105       2,549,707
          Lucent Technologies, Inc............ 1,140,105       7,068,651
          Motorola, Inc.......................   735,195      12,174,829
          Nextel Communications, Inc.
           (Class "A" Stock)(a)(b)............   252,600       4,420,500
          Nortel Networks Corp................ 1,058,280       9,619,765
          QUALCOMM, Inc.(a)(b)................   252,000      14,736,960
          Qwest Communications International,
           Inc.(b)............................   551,747      17,584,177
          SBC Communications, Inc............. 1,127,074      45,150,585
          Scientific-Atlanta, Inc.............    52,800       2,143,680
          Sprint Corp.........................   297,600       6,356,736
          Sprint Corp. (PCS Group)(a)(b)......   309,700       7,479,255
          Tellabs, Inc.(a)....................   138,000       2,674,440
          Verizon Communications..............   896,838      47,980,833
          WorldCom, Inc.......................   961,078      13,647,308
                                                         ---------------
                                                             254,594,949
                                                         ---------------
        Textiles -- 0.1%
          National Service Industries, Inc....    14,700         331,779
          VF Corp.............................    37,036       1,347,370
                                                         ---------------
                                                               1,679,149
                                                         ---------------
        Tobacco
          UST, Inc............................    54,100       1,561,326
        Toy Manufacturer -- 0.1%
          Hasbro, Inc.........................    64,150         926,967
          Mattel, Inc.........................   146,381       2,769,529
                                                               3,696,496
        Trucking & Shipping -- 0.1%
          Federal Express Corp.(a)............   100,840       4,053,768
          Ryder System, Inc...................    20,600         403,760
                                                         ---------------
                                                               4,457,528
                                                         ---------------
        Utilities - Electric & Gas -- 0.5%
          Dynegy, Inc. (Class "A" Stock)......   102,900       4,784,850
          Exelon Corp.........................   107,175       6,872,061
          KeySpan Corp........................    43,400       1,583,232
          NiSource, Inc.......................    61,300       1,675,329
          Progress Energy, Inc. (CVO).........    69,214       3,109,093
          Progress Energy, Inc. (CVO)(a)......    36,000          16,200
                                                         ---------------
                                                              18,040,765
                                                         ---------------
        Utilities - Electric -- 1.7%
          Allegheny Energy, Inc...............    34,400       1,659,800
          Ameren Corp.........................    47,500       2,028,250
          American Electric Power Co.,
           Inc.(a)(b).........................   108,440       5,006,675
          Calpine Corp.(a)(b).................    95,000       3,591,000

        COMMON STOCKS                                        Value
                                                 Shares     (Note 2)
        (Continued)                              ------- --------------
        Utilities - Electric (cont'd.)
          CMS Energy Corp.(b)...................  43,100 $    1,200,335
          Consolidated Edison, Inc.(b)..........  73,100      2,909,380
          Constellation Energy Group............  53,550      2,281,230
          Dominion Resources, Inc...............  80,442      4,836,977
          DTE Energy Co.(b).....................  48,700      2,261,628
          Duke Energy Co........................ 257,962     10,063,098
          Edison International.................. 113,800      1,268,870
          Entergy Corp..........................  75,000      2,879,250
          FirstEnergy Corp.(b)..................  79,100      2,543,856
          FPL Group, Inc........................  59,500      3,582,495
          GPU, Inc. (b).........................  40,000      1,406,000
          Mirant Corp.(a)....................... 110,030      3,785,032
          Niagara Mohawk Holdings, Inc.(a)......  52,700        932,263
          Public Service Enterprise Group, Inc..  68,800      3,364,320
          Reliant Energy, Inc...................  99,210      3,195,554
          Southern Co.(b)....................... 230,200      5,352,150
                                                         --------------
                                                             64,148,163
                                                         --------------
        Waste Management -- 0.2%
          Allied Waste Industries, Inc.(a)......  68,000      1,270,240
          Waste Management, Inc................. 209,230      6,448,469
                                                         --------------
                                                              7,718,709
                                                         --------------
        TOTAL LONG-TERM INVESTMENTS
          (cost $2,397,316,950).......................   3,650,256,341
                                                         --------------

                                              Principal
         SHORT-TERM                  Moody's   Amount
         INVESTMENTS --              Rating     (000)
         13.5%                       ------- ------------
         Commercial Paper -- 5.4%
           American Electric Power,
            4.10%, 07/30/01(c)......   P1    $     42,000    41,866,067
           El Paso Energy Corp.,
            4.18%, 07/30/01(c)......   P1          30,000    30,000,000
           Qwest Capital Funding, Inc.,
            5.00%, 07/02/01(c)......   P1          21,544    21,544,000
           Reed Elsevier
            4.00%, 07/24/01(c)......   P1          20,000    19,951,111
            3.97%, 08/21/01(c)......   P1          20,000    19,889,722
           Sprint Capital Corp.
            4.33%, 07/26/01(c)......   P1          11,000    10,968,247
            4.25%, 08/14/01(c)......   P1           5,094     5,068,141
            4.17%, 08/17/01(c)......   P1           9,000     8,952,045
            4.15%, 08/27/01(c)......   P1           2,500     2,483,861
           Sprint Corp.
            4.13%, 0820/01(c).......   P1          15,000    14,915,679
           Tennessee Gas & Pipeline,
            4.05%, 08/28/01(c)......   P1          24,860    24,700,585
                                                          -------------
                                                            200,339,458
                                                          -------------
                                               Shares
                                             ------------
         Mutual Funds -- 8.0%
           Prudential Core
            Investment Fund --
            Taxable Money Market
            Series (Note 4),(c)...........   297,358,228   297,358,228
                                                          -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

June 30, 2001 (Unaudited)


                                           Principal
           SHORT-TERM                       Amount       Value
           INVESTMENTS                       (000)      (Note 2)
           (Continued)                     --------- --------------
           U.S. Government Obligations -- 0.1%
             United States Treasury Bill,
              3.42%, 09/20/01(d)..........  $4,700   $    4,663,834
                                                     --------------
           TOTAL SHORT-TERM INVESTMENTS
             (cost $502,361,520)..................     502,361,520
                                                     --------------
           TOTAL INVESTMENTS -- 111.8%
             (cost $2,899,678,470; Note 6)........   4,152,617,861
           VARIATION MARGIN ON OPEN FUTURES
            CONTRACTS(e)............................        254,975
           LIABILITIES IN EXCESS OF OTHER
            ASSETS -- (11.8)%.......................   (437,798,387)
                                                     --------------
           NET ASSETS -- 100.0%..................... $3,715,074,449
                                                     ==============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
CVO Contingent Value Obligation
NV  Naamloze Vennootschap (Dutch Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $420,849,027; cash collateral $434,688,351 was received with which the Portfolio purchased securities.

(c)Represents security purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Open futures contracts as of June 30, 2001 were as follows:

Number of               Expiration  Value at     Value at
Contracts     Type         Date    Trade Date  June 30, 2001 Depreciation
--------- ------------- ---------- ----------- ------------- ------------
Long Positions:
   217    S&P 500 Index  Sept 01   $68,549,644  $66,819,725  $(1,729,919)
                                                             ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.
                                  (Unaudited)

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to seven Portfolios: Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio and Stock Index Portfolio.

       The Portfolios of the Series Fund have the following investment objectives:

       Conservative Balanced Portfolio: Total return consistent with a conservatively managed diversified portfolio by investing in money market instruments, bonds and common stocks of both established and smaller companies.

       Diversified Bond Portfolio: High level of income over the long-term while providing reasonable safety of capital by investing in U.S. government securities, mortgage-backed bonds, both investment-grade and high yield corporate debt, and foreign securities.

       Equity Portfolio: Capital appreciation by investing primarily in stocks of major, established companies.

       Flexible Managed Portfolio: High total return by investing in money market instruments, bonds and common stocks.

       Global Portfolio: Long-term growth of capital by investing primarily in common stock and common stock equivalents of U.S. and foreign companies.

       Government Income Portfolio: High level of income over the long-term by investing primarily in intermediate and longer-term U.S. government bonds, including U.S. Treasuries and agencies, mortgage-backed securities and foreign government securities.

       Stock Index Portfolio: Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments Fund Management LLC ("PIFM") under the direction of the Series Fund's Board of Directors.

       The Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may be delayed or limited.

                                      C1

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities
       - at the closing daily rate of exchange.

       (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain
       (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Short Sales: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or a loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing

                                      C2
       purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain
       (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

       The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

       Securities Lending: The Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. For the six months ended June 30, 2001, PSI has been compensated by the following amounts:

Conservative Balanced Portfolio $  279,994
Diversified Bond Portfolio.....    173,358
Flexible Managed Portfolio.....    332,141
Global Portfolio...............    145,285
Government Income Portfolio....     22,687
Prudential Jennison Portfolio..     14,011
Stock Index Portfolio..........    263,311
                                ----------
                                $1,230,787
                                ==========

       Swaps: Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is

                                      C3
       comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual source of the distributions is disclosed. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level.

       For Portfolios with multiple classes of shares, net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

       Taxes: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. Each Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 3: Agreements

       The Series Fund has a management agreement with PIFM. Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PIFM has entered into subadvisory agreements with The Prudential Investment Corporation ("PIC"), Jennison Associates LLC ("Jennison"), GE Asset Management Inc. ("GEAM"), Salomon Brothers Asset Management Inc. ("Salomon") and Deutsche Asset Management Inc. ("Deutsche"), (collectively, the "Subadvisors"), under which each provides investment advisory services with certain Portfolios of the Series Fund. PIFM pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses. Effective March 31, 2001, PIC changed its name to Prudential Investment Management, Inc. ("PIM").

       The management fee paid to PIFM is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

           Portfolio            Management Fee
           ---------            --------------
Conservative Balanced Portfolio      0.55%
Diversified Bond Portfolio.....      0.40
Equity Portfolio...............      0.45
Flexible Managed Portfolio.....      0.60
Global Portfolio...............      0.75
Government Income Portfolio....      0.40
Stock Index Portfolio..........      0.35

                                      C4

       The Subadvisors provide investment advisory services to the Portfolios as follows. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

           Portfolio                 Subadvisor(s)
           ---------                 -------------
Conservative Balanced Portfolio PIM
Diversified Bond Portfolio..... PIM
Equity Portfolio............... Jennison, GEAM, Salomon
Flexible Managed Portfolio..... PIM
Global Portfolio............... Jennison
Government Income Portfolio.... PIM
Stock Index Portfolio.......... PIM

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PIFM which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

       PIFM has agreed to reimburse each Portfolio (other than the Global Portfolio), the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds the percentage stated below, of the Portfolio's average daily net assets.

                                   Class I      Class II
           Portfolio            Expense limit Expense limit
           ---------            ------------- -------------
Conservative Balanced Portfolio     0.75%          N/A
Diversified Bond Portfolio.....     0.75           N/A
Equity Portfolio...............     0.75          1.15%
Flexible Managed Portfolio.....     0.75           N/A
Government Income Portfolio....     0.75           N/A
Stock Index Portfolio..........     0.75           N/A

          N/A - Not applicable - Portfolio does not currently have Class II shares.

       PIC, PIMS, PIFM, PIM, PSI and Jennison are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ("Prudential").

       The Series Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings outstanding will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 6, 2002. Prior to March 7, 2001 the maximum commitment under the SCA was $1 billion. The Series Fund did not borrow any amount pursuant to the SCA during the six months ended June 30, 2001.


                                      C5

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PIFM and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the six months ended June 30, 2001, the Series Fund incurred fees for the services of PMFS and as of June 30, 2001 fees were due to PMFS as follows:

                                Amount Incurred
                                    for the       Amount Due
                                Six Months Ended     as of
           Portfolio             June 30, 2001   June 30, 2001
           ---------            ---------------- -------------
Conservative Balanced Portfolio     $ 2,900         $  400
Diversified Bond Portfolio.....       3,400            500
Equity Portfolio...............       3,600            500
Flexible Managed Portfolio.....       3,000            400
Global Portfolio...............       3,800            600
Government Income Portfolio....       2,000            300
Stock Index Portfolio..........       4,000            600
                                    -------         ------
                                    $22,700         $3,300
                                    =======         ======

       For the six months ended June 30, 2001, PSI earned $25,774 in brokerage commissions from transactions executed on behalf of the Equity Portfolio.

       Certain Portfolios invest in the Taxable Money Market Series (the "Series"), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PIFM. During the six months ended June 30, 2001, the following portfolios earned income from the Series by investing their excess cash and collateral from securities lending. See Note 2 relating to Securities Lending:

                                         Income         Income from
                                       from Cash    Securities Lending
                  Portfolio            Investment  Collateral Investment
                  ---------            ----------- ---------------------
       Conservative Balanced Portfolio $ 5,381,859       $315,973
       Diversified Bond Portfolio.....     985,024        348,452
       Flexible Managed Portfolio.....  23,584,871        334,670
       Government Income Portfolio....          --         68,063
       Stock Index Portfolio..........     972,361        288,294

Note 5: Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $427,892,000 as of June 30, 2001. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                      Principal   Percentage
     Portfolio         Amount      Interest
     ---------       ------------ ----------
Equity Portfolio.... $181,351,000    42.38%
Global Portfolio....   26,254,000     6.14
All other portfolios  220,287,000    51.48
                     ------------   ------
                     $427,892,000   100.00%
                     ============   ======

       As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

       CS First Boston, 4.00%, in the principal amount of $138,947,000, repurchase price $138,993,316, due 07/02/2001. The value of the collateral including accrued interest was $141,727,621.

                                      C6

       Greenwich Capital Market, 3.99%, in the principal amount of $50,000,000, repurchase price $50,016,625, due 07/02/2001. The value of the collateral including accrued interest was $51,000,629.

       JP Morgan Chase, 3.92%, in the principal amount of $100,000,000, repurchase price $100,032,667, due 07/02/2001. The value of the collateral including accrued interest was $102,003,720.

       UBS Warburg, 3.98%, in the principal amount of $138,945,000, repurchase price $138,991,083, due 07/02/2001. The value of the collateral including accrued interest was $141,724,424.

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the six months ended June 30, 2001 were as follows:

Cost of Purchases:

           Portfolio
           ---------
Conservative Balanced Portfolio $  315,213,467
Diversified Bond Portfolio.....    560,456,369
Equity Portfolio...............  6,241,437,172
Flexible Managed Portfolio.....  1,162,334,333
Global Portfolio...............    295,864,441
Government Income Portfolio....      9,475,111
Stock Index Portfolio..........     50,286,563


Proceeds from Sales:

           Portfolio
           ---------
Conservative Balanced Portfolio $  377,127,035
Diversified Bond Portfolio.....    495,653,245
Equity Portfolio...............  6,409,943,307
Flexible Managed Portfolio.....  1,336,826,900
Global Portfolio...............    325,439,365
Government Income Portfolio....              0
Stock Index Portfolio..........    232,946,086

       The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of June 30, 2001 were as follows:

                                                          Total Net
         Portfolio           Appreciation  Depreciation   Unrealized      Tax Basis
         ---------          -------------- ------------ --------------  --------------
Conservative Balanced
  Portfolio................ $  298,726,688 $250,303,725 $   48,422,963  $3,953,818,471
Diversified Bond Portfolio.     24,569,694   13,400,823     11,168,871   1,447,692,199
Equity Portfolio...........    381,660,305  505,084,274   (123,423,969)  5,248,321,283
Flexible Managed Portfolio.    265,592,505  228,391,778     37,200,727   4,670,956,970
Global Portfolio...........     70,595,446   84,009,876    (13,414,430)  1,058,636,696
Government Income Portfolio      3,782,634    1,392,238      2,390,396     344,044,117
Stock Index Portfolio......  1,514,966,765  262,528,525  1,252,438,240   2,900,179,621

       The Equity Portfolio's options activity is as follows:

                                                    Contracts Premiums
                                                    --------- --------
Balance as of December 31, 2000....................      0    $      0
Options written....................................    940     307,370
Options terminated in closing purchase transactions   (235)    (76,843)
                                                      ----    --------
Balance as of June 30, 2001........................    705    $230,527
                                                      ====    ========

       The Global Portfolio entered into 2 swap agreements with Merrill Lynch International. The first is an equity index price return swap agreement. At termination, the Portfolio will receive from/pay to the counterparty the amount of appreciation/(depreciation) in the value of the underlying Dow Jones Euro Stoxx 50 (Price) Index. In addition, the Portfolio incurred certain transaction cost in connection with this agreement. The second is an equity price return swap agreement. The Portfolio receives the change in the market value of the shares of

                                      C7

       Taiwan Semiconductor including dividends and the Portfolio pays 3 month LIBOR plus 0.75% based on the value of shares of the Taiwan Semiconductor on the date the contract was entered into. In addition, the Portfolio will pay a fee at termination of the swap equal to the number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. The details of the swap agreements are as follows:

                           Termination             Current     Current
                 Open Date    Date      Shares      Value       Basis    Depreciation
-                --------- ----------- --------- ----------- ----------- ------------
DJ Euro Stoxx 50 6/13/2001  9/21/2001      1,624 $59,125,210 $60,131,303 $(1,006,093)
Taiwan
Semiconductor... 3/06/2001  3/02/2002  5,747,140  10,644,584  11,287,025    (642,441)
                                                                         -----------
                                                                         $(1,648,534)
                                                                         ===========

       For federal income tax purposes, the following Portfolios had post October losses deferred and capital loss carryforwards as of December 31, 2000. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                  Post      Post
                                October   October      Capital
                                Currency  Capital       Loss
                                 Losses    Losses   Carryforwards Expiration
           Portfolio            Deferred  Deferred    Available      Date
           ---------            -------- ---------- ------------- ----------
Conservative Balanced Portfolio       -- $  712,780           --       --
Diversified Bond Portfolio.....       --     17,005 $(25,194,800)    2007
                                                     (16,783,700)    2008
                                                    ------------
                                                     (41,978,500)      --
Global Portfolio............... $268,699  8,779,794           --       --
Government Income Portfolio....       --         --   (3,193,600)    2008

Note 7: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of June 30, 2001, the Equity Portfolio had Class II shares outstanding.

       Transactions in shares of common stock of the Equity Portfolio were as follows:

                              Class I                                 Shares         Amount
                              -------                               -----------  --------------
Six months ended June 30, 2001:
Capital stock sold.................................................   2,689,254  $   62,443,017
Capital stock issued in reinvestment of dividends and distributions  12,474,835     277,939,310
Capital stock repurchased.......................................... (12,226,453)   (283,205,538)
                                                                    -----------  --------------
Net increase in shares outstanding.................................   2,937,636  $   57,176,789
                                                                    ===========  ==============
Year ended December 31, 2000:
Capital stock sold.................................................   5,832,020  $  159,489,724
Capital stock issued in reinvestment of dividends and distributions  41,948,776   1,027,518,157
Capital stock repurchased.......................................... (32,791,353)   (900,454,254)
                                                                    -----------  --------------
Net increase in shares outstanding.................................  14,989,443  $  286,553,627
                                                                    ===========  ==============

                                      C8


                             Class II                                Shares     Amount
                             --------                               --------  -----------
Six months ended June 30, 2001:
Capital stock sold.................................................   78,803  $ 1,829,254
Capital stock issued in reinvestment of dividends and distributions    5,483      122,178
Capital stock repurchased..........................................  (90,246)  (2,072,615)
                                                                    --------  -----------
Net decrease in shares outstanding.................................   (5,960) $  (121,183)
                                                                    ========  ===========
Year ended December 31, 2000:
Capital stock sold.................................................  180,812  $ 5,100,934
Capital stock issued in reinvestment of dividends and distributions   10,095      244,147
Capital stock repurchased.......................................... (129,081)  (3,655,301)
                                                                    --------  -----------
Net increase in shares outstanding.................................   61,826  $ 1,689,780
                                                                    ========  ===========

                                      C9

Financial Highlights
(Unaudited)

                                                                          Conservative Balanced Portfolio
                                                          ---------------------------------------------------------------
                                                          Six Months                        Year Ended
                                                            Ended                          December 31,
                                                           June 30,     -------------------------------------------------
                                                             2001         2000       1999      1998      1997      1996
                                                          ----------    --------   --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  14.63     $  15.36   $  15.08  $  14.97  $  15.52  $  15.31
                                                           --------     --------   --------  --------  --------  --------
Income From Investment Operations:
Net investment income....................................      0.24         0.59       0.62      0.66      0.76      0.66
Net realized and unrealized gains (losses) on investments     (0.39)       (0.65)      0.37      1.05      1.26      1.24
                                                           --------     --------   --------  --------  --------  --------
  Total from investment operations.......................     (0.15)       (0.06)      0.99      1.71      2.02      1.90
                                                           --------     --------   --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................     (0.17)       (0.56)     (0.62)    (0.66)    (0.76)    (0.66)
Distributions from net realized gains....................        --        (0.11)     (0.06)    (0.94)    (1.81)    (1.03)
Distributions in excess from net realized gains..........        --           --      (0.03)       --        --        --
                                                           --------     --------   --------  --------  --------  --------
  Total distributions....................................     (0.17)       (0.67)     (0.71)    (1.60)    (2.57)    (1.69)
                                                           --------     --------   --------  --------  --------  --------
Net Asset Value, end of period...........................  $  14.31     $  14.63   $  15.36  $  15.08  $  14.97  $  15.52
                                                           ========     ========   ========  ========  ========  ========
Total Investment Return:(a)..............................     (0.99)%      (0.48)%     6.69%    11.74%    13.45%    12.63%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $3,471.9     $3,714.3   $4,387.1  $4,796.0  $4,744.2  $4,478.8
Ratios to average net assets:
  Expenses...............................................      0.59%(b)     0.60%      0.57%     0.57%     0.56%     0.59%
  Net investment income..................................      3.33%(b)     3.79%      4.02%     4.19%     4.48%     4.13%
Portfolio turnover rate..................................       123%(c)       85%       109%      167%      295%      295%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not annualized.

                                                                   Diversified Bond Portfolio
                                                 -------------------------------------------------------------
                                                 Six Months                       Year Ended
                                                   Ended                         December 31,
                                                  June 30,     -----------------------------------------------
                                                    2001         2000        1999       1998     1997    1996
                                                 ----------    --------    --------   --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period............  $  11.28     $  10.95    $  11.06   $  11.02  $11.07  $11.31
                                                  --------     --------    --------   --------  ------  ------
Income From Investment Operations:
Net investment income...........................      0.38         0.77        0.67       0.69    0.80    0.76
Net realized and unrealized gains on investments      0.22         0.26       (0.75)      0.08    0.11   (0.27)
                                                  --------     --------    --------   --------  ------  ------
   Total from investment operations.............      0.60         1.03       (0.08)      0.77    0.91    0.49
                                                  --------     --------    --------   --------  ------  ------
Less Distributions:
Dividends from net investment income............     (0.18)       (0.70)         --      (0.69)  (0.83)  (0.73)
Distributions from net realized gains...........        --(b)        --(b)    (0.03)     (0.04)  (0.13)     --
                                                  --------     --------    --------   --------  ------  ------
   Total distributions..........................     (0.18)       (0.70)      (0.03)     (0.73)  (0.96)  (0.73)
                                                  --------     --------    --------   --------  ------  ------
Net Asset Value, end of period..................  $  11.70     $  11.28    $  10.95   $  11.06  $11.02  $11.07
                                                  ========     ========    ========   ========  ======  ======
Total Investment Return(a)......................      5.29%        9.72%      (0.74)%     7.15%   8.57%   4.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........  $1,348.1     $1,269.8    $1,253.8   $1,122.6  $816.7  $720.2
Ratios to average net assets:
  Expenses......................................      0.44%(c)     0.45%       0.43%      0.42%   0.43%   0.45%
  Net investment income.........................      6.69%(c)     6.83%       6.25%      6.40%   7.18%   6.89%
Portfolio turnover rate.........................       134%(d)      139%        171%       199%    224%    210%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Less than $0.005 per share.

(c)Annualized.

(d)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Financial Highlights
(Unaudited)

                                                                                 Equity Portfolio
                                                          --------------------------------------------------------------
                                                                                      Class I
                                                          --------------------------------------------------------------
                                                          Six Months                       Year Ended
                                                            Ended                         December 31,
                                                           June 30,     ------------------------------------------------
                                                             2001         2000      1999      1998      1997      1996
                                                          ----------    --------  --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  24.50     $  28.90  $  29.64  $  31.07  $  26.96  $  25.64
                                                           --------     --------  --------  --------  --------  --------
Income from Investment Operations:
Net investment income....................................      0.10         0.51      0.54      0.60      0.69      0.71
Net realized and unrealized gains (losses) on investments     (1.46)        0.26      3.02      2.21      5.88      3.88
                                                           --------     --------  --------  --------  --------  --------
   Total from investment operations......................     (1.36)        0.77      3.56      2.81      6.57      4.59
                                                           --------     --------  --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................     (0.06)       (0.51)    (0.53)    (0.60)    (0.70)    (0.67)
Distributions in excess of net investment income.........        --        (0.02)       --        --        --        --
Distributions from net realized gains....................     (1.18)       (4.64)    (3.77)    (3.64)    (1.76)    (2.60)
                                                           --------     --------  --------  --------  --------  --------
   Total distributions...................................     (1.24)       (5.17)    (4.30)    (4.24)    (2.46)    (3.27)
                                                           --------     --------  --------  --------  --------  --------
Net Asset Value, end of period...........................  $  21.90     $  24.50  $  28.90  $  29.64  $  31.07  $  26.96
                                                           ========     ========  ========  ========  ========  ========
Total Investment Return(a)...............................     (5.64)%       3.28%    12.49%     9.34%    24.66%    18.52%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $5,117.5     $5,652.7  $6,235.0  $6,247.0  $6,024.0  $4,814.0
Ratios to average net assets:
  Expenses...............................................      0.48%(b)     0.49%     0.47%     0.47%     0.46%     0.50%
  Net investment income..................................      0.87%(b)     1.75%     1.72%     1.81%     2.27%     2.54%
Portfolio turnover rate..................................       121%(d)       78%        9%       25%       13%       20%

                                                                      Equity Portfolio
                                                          ------------------------------------
                                                                          Class II
                                                          ------------------------------------
                                                          Six Months                May 3, 1999(c)
                                                            Ended       Year Ended     through
                                                           June 30,    December 31,  December 31,
                                                             2001          2000          1999
                                                          ----------   ------------ --------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................   $24.51        $28.92        $32.79
                                                            ------        ------        ------
Income from Investment Operations:
Net investment income....................................     0.01          0.39          0.28
Net realized and unrealized gains (losses) on investments    (1.42)         0.26         (0.60)
                                                            ------        ------        ------
   Total from investment operations......................    (1.41)         0.65         (0.32)
                                                            ------        ------        ------
Less Distributions:
Dividends from net investment income.....................    (0.03)        (0.40)        (0.34)
Distributions in excess of net investment income.........       --         (0.02)           --
Distributions from net realized gains....................    (1.18)        (4.64)        (3.21)
                                                            ------        ------        ------
   Total distributions...................................    (1.21)        (5.06)        (3.55)
                                                            ------        ------        ------
Net Asset Value, end of period...........................   $21.89        $24.51        $28.92
                                                            ======        ======        ======
Total Investment Return(a)...............................    (5.82)%        2.83%        (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................   $  1.5        $  1.8        $  0.3
Ratios to average net assets:
  Expenses...............................................     0.88%(b)      0.91%         0.87%(b)
  Net investment income..................................     0.48%(b)      1.26%         1.33%(b)
Portfolio turnover rate..................................      121%(d)        78%            9%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

(d)Not Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D2

Financial Highlights
(Unaudited)

                                                                             Flexible Managed Portfolio
                                                          ---------------------------------------------------------------
                                                          Six Months                        Year Ended
                                                            Ended                          December 31,
                                                           June 30,     -------------------------------------------------
                                                             2001         2000       1999      1998      1997      1996
                                                          ----------    --------   --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  16.53     $  17.64   $  16.56  $  17.28  $  17.79  $  17.86
                                                           --------     --------   --------  --------  --------  --------
Income From Investment Operations:
Net investment income....................................      0.24         0.61       0.58      0.58      0.59      0.57
Net realized and unrealized gains (losses) on investments     (0.65)       (0.86)      0.69      1.14      2.52      1.79
                                                           --------     --------   --------  --------  --------  --------
   Total from investment operations......................     (0.41)       (0.25)      1.27      1.72      3.11      2.36
                                                           --------     --------   --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................     (0.15)       (0.62)        --     (0.59)    (0.58)    (0.58)
Distributions from net realized gains....................     (0.23)       (0.24)     (0.19)    (1.85)    (3.04)    (1.85)
                                                           --------     --------   --------  --------  --------  --------
   Total distributions...................................     (0.38)       (0.86)     (0.19)    (2.44)    (3.62)    (2.43)
                                                           --------     --------   --------  --------  --------  --------
Net Asset Value, end of period...........................  $  15.74     $  16.53   $  17.64  $  16.56  $  17.28  $  17.79
                                                           ========     ========   ========  ========  ========  ========
Total Investment Return(a)...............................     (2.53)%      (1.44)%     7.78%    10.24%    17.96%    13.64%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $4,173.3     $4,463.8   $5,125.3  $5,410.0  $5,490.1  $4,896.9
Ratios to average net assets:
  Expenses...............................................      0.64%(b)     0.64%      0.62%     0.61%     0.62%     0.64%
  Net investment income..................................      2.87%(b)     3.22%      3.20%     3.21%     3.02%     3.07%
Portfolio turnover rate..................................       126%(c)      132%        76%      138%      227%      233%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not Annualized.

                                                                               Global Portfolio
                                                          ---------------------------------------------------------
                                                          Six Months                     Year Ended
                                                            Ended                       December 31,
                                                           June 30,     -------------------------------------------
                                                             2001         2000       1999     1998    1997    1996
                                                          ----------    --------   --------  ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  23.61     $  30.98   $  21.16  $17.92  $17.85  $15.53
                                                           --------     --------   --------  ------  ------  ------
Income from Investment Operations:
Net investment income....................................      0.07         0.07       0.06    0.07    0.09    0.11
Net realized and unrealized gains (losses) on investments     (1.88)       (5.30)     10.04    4.38    1.11    2.94
                                                           --------     --------   --------  ------  ------  ------
   Total from investment operations......................     (1.81)       (5.23)     10.10    4.45    1.20    3.05
                                                           --------     --------   --------  ------  ------  ------
Less Distributions:
Dividends from net investment income.....................     (0.02)       (0.07)        --   (0.16)  (0.13)  (0.11)
Distributions in excess of net investment income.........        --        (0.13)     (0.10)  (0.12)  (0.10)     --
Distributions from net realized gains....................     (4.77)       (1.94)     (0.18)  (0.93)  (0.90)  (0.62)
                                                           --------     --------   --------  ------  ------  ------
   Total distributions...................................     (4.79)       (2.14)     (0.28)  (1.21)  (1.13)  (0.73)
                                                           --------     --------   --------  ------  ------  ------
Net Asset Value, end of period...........................  $  17.01     $  23.61   $  30.98  $21.16  $17.92  $17.85
                                                           ========     ========   ========  ======  ======  ======
Total Investment Return(a)...............................     (8.63)%     (17.68)%    48.27%  25.08%   6.98%  19.97%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $1,024.1     $1,182.1   $1,298.3  $844.5  $638.4  $580.6
Ratios to average net assets:
  Expenses...............................................      0.84%(b)     0.85%      0.84%   0.86%   0.85%   0.92%
  Net investment income..................................      0.87%(b)     0.25%      0.21%   0.29%   0.47%   0.64%
Portfolio turnover rate..................................        31%(c)       95%        76%     73%     70%     41%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.


(c)Not Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D3

Financial Highlights
(Unaudited)

                                                               Government Income Portfolio
                                                 ------------------------------------------------------
                                                 Six Months                   Year Ended
                                                   Ended                     December 31,
                                                  June 30,    -----------------------------------------
                                                    2001       2000    1999     1998      1997    1996
                                                 ----------   ------  ------   ------    ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period............   $12.02     $11.55  $11.87   $11.52    $11.22  $11.72
                                                   ------     ------  ------   ------    ------  ------
Income From Investment Operations:
Net investment income...........................     0.35       0.89    0.76     0.67      0.75    0.75
Net realized and unrealized gains on investments    (0.08)      0.52   (1.08)    0.36      0.30   (0.51)
                                                   ------     ------  ------   ------    ------  ------
   Total from investment operations.............     0.27       1.41   (0.32)    1.03      1.05    0.24
                                                   ------     ------  ------   ------    ------  ------
Less Distributions:
Dividends from net investment income............    (0.18)     (0.91)     --    (0.68)    (0.75)  (0.74)
Dividends in excess of net investment income....       --         --      --       --(b)     --      --
Distribution from net realized capital gains....       --      (0.03)     --       --        --      --
                                                   ------     ------  ------   ------    ------  ------
   Total distributions..........................    (0.18)     (0.94)     --    (0.68)    (0.75)  (0.74)
                                                   ------     ------  ------   ------    ------  ------
Net Asset Value, end of period..................   $12.11     $12.02  $11.55   $11.87    $11.52  $11.22
                                                   ======     ======  ======   ======    ======  ======
Total Investment Return(a)......................     2.17%     12.78%  (2.70)%   9.09%     9.67%   2.22%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........   $293.8     $291.5  $335.5   $443.2    $429.6  $482.0
Ratios to average net assets:
  Expenses......................................     0.48%(c)   0.47%   0.44%    0.43%     0.44%   0.46%
  Net investment income.........................     5.80%(c)   6.03%   5.72%    5.71%     6.40%   6.38%
Portfolio turnover rate.........................      212%(d)    184%    106%     109%       88%     95%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Less than $0.005 per share.

(c)Annualized.

(d)Not Annualized.

                                                                               Stock Index Portfolio
                                                          ---------------------------------------------------------------
                                                          Six Months                        Year Ended
                                                            Ended                          December 31,
                                                           June 30,     -------------------------------------------------
                                                             2001         2000       1999      1998      1997      1996
                                                          ----------    --------   --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  38.66     $  44.45   $  37.74  $  30.22  $  23.74  $  19.96
                                                           --------     --------   --------  --------  --------  --------
Income from Investment Operations:
Net investment income....................................      0.17         0.36       0.44      0.42      0.43      0.40
Net realized and unrealized gains (losses) on investments     (2.78)       (4.37)      7.23      8.11      7.34      4.06
                                                           --------     --------   --------  --------  --------  --------
   Total from investment operations......................     (2.61)       (4.01)      7.67      8.53      7.77      4.46
                                                           --------     --------   --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................     (0.09)       (0.37)     (0.43)    (0.42)    (0.42)    (0.40)
Distributions from net realized gains....................     (0.13)       (1.41)     (0.53)    (0.59)    (0.87)    (0.28)
                                                           --------     --------   --------  --------  --------  --------
   Total distributions...................................     (0.22)       (1.78)     (0.96)    (1.01)    (1.29)    (0.68)
                                                           --------     --------   --------  --------  --------  --------
Net Asset Value, end of period...........................  $  35.83     $  38.66   $  44.45  $  37.74  $  30.22  $  23.74
                                                           ========     ========   ========  ========  ========  ========
Total Investment Return(a)...............................     (6.77)%      (9.03)%   20.54 %   28.42 %   32.83 %   22.57 %
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $3,715.0     $4,186.0   $4,655.0  $3,548.1  $2,448.2  $1,581.4
Ratios to average net assets:
  Expenses...............................................      0.39%(b)    0.39 %     0.39 %    0.37 %    0.37 %    0.40 %
  Net investment income..................................      0.93%(b)    0.83 %     1.09 %    1.25 %    1.55 %    1.95 %
Portfolio turnover rate..................................        1 %(c)       7 %        2 %       3 %       5 %       1 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D4

                       The Prudential Series Fund, Inc.
                  Supplemental Proxy Information (Unaudited)

       A meeting of the Series Fund's shareholders was held on January 31, 2001. The meeting was held for the following purposes:

       (1)To elect the following nineteen individuals to serve on the Series Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with the Fund's retirement policy. The Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

 .  Eugene C. Dorsey        .  W. Scott McDonald, Jr. .  Stephen Stoneburn
 .  Saul K. Fenster         .  Thomas T. Mooney       .  Nancy M. Teeters
 .  Delayne Dedrick Gold    .  Stephen P. Munn        .  Joseph Weber PhD.
 .  Robert F. Gunia         .  David R. Odenath, Jr.  .  Louis A. Weil, III
 .  Maurice F. Holmes       .  Richard A. Redeker     .  Clay T. Whitehead
 .  Robert E. LaBlanc       .  Judy A. Rice
 .  Douglas H. McCorkindale .  Robin B. Smith

        (2)To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Series Fund for the current fiscal year.

        (3)To approve a "manager of managers" structure for the Series Fund, under which PIFM may enter into and make changes to subadvisory agreements without shareholder approval.

        (4)To approve a new management contract with PIFM.

        (5)To approve a new subadvisory agreement between PIFM and PIC for the following Portfolios; Conservative Balanced Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Flexible Managed Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Small Capitalization Stock Portfolio and Stock Index Portfolio.

        (6)To approve a new subadvisory agreement between PIFM and Jennison for the following Portfolios; Diversified Conservative Growth Portfolio, Equity Portfolio, Global Portfolio, Natural Resources Portfolio, Prudential Jennison Portfolio, 20/20 Focus Portfolio and Value Portfolio.

        (7)To amend certain fundamental investment policies of the Series Fund.

        (8)To amend the Series Fund's By-Laws so that the fundamental investment policies are specified only in the Registration Statement rather than also in the By-Laws.

        (9)To approve a new subadvisory agreement between PIFM and GE Asset Management Inc. for the Series Fund's Equity Portfolio.

       (10)To change the Series Fund's Natural Resources Portfolio to a non-diversified portfolio.

       (11)To amend the fundamental investment objective of the Series Fund's Value Portfolio.

       (12)To approve a new subadvisory agreement between PIFM and Deutsche Asset Management Inc. for the Series Fund's Value Portfolio.

       (13)To approve a new subadvisory agreement between PIFM and Salomon Brothers Asset Management Inc. for the Series Fund's Equity Portfolio.

       (14)To approve a new subadvisory agreement between PIFM and Key Asset Management Inc. for the Series Fund's Value Portfolio.

                                      E1

                       The Prudential Series Fund, Inc.
                  Supplemental Proxy Information (Unaudited)

       The results of the proxy solicitation on the preceding matters were:

                                                       Votes       Votes      Votes
                           Matter                       For       Against    Withheld  Abstentions
          ---------------------------------------- ------------- ---------- ---------- -----------
   (1)*   Eugene C. Dorsey                         1,489,784,653         -- 25,025,000         --
          Saul K. Fenster                          1,490,923,246         -- 23,886,407         --
          Delayne Dedrick Gold                     1,490,983,324         -- 23,826,329         --
          Robert F. Gunia                          1,491,372,777         -- 23,436,876         --
          Maurice F. Holmes                        1,491,692,332         -- 23,117,321         --
          Robert E. LaBlanc                        1,491,259,901         -- 23,549,752         --
          Douglas H. McCorkindale                  1,491,183,821         -- 23,625,832         --
          W. Scott McDonald, Jr.                   1,491,595,998         -- 23,213,655         --
          Thomas T. Mooney                         1,491,116,548         -- 23,693,105         --
          Stephen P. Munn                          1,491,518,290         -- 23,291,363         --
          David R. Odenath, Jr.                    1,491,468,901         -- 23,340,752         --
          Richard A. Redeker                       1,491,164,658         -- 23,644,994         --
          Judy A. Rice                             1,491,388,864         -- 23,420,789         --
          Robin B. Smith                           1,490,600,757         -- 24,208,896         --
          Stephen Stoneburn                        1,491,680,095         -- 23,129,558         --
          Nancy M. Teeters                         1,490,605,450         -- 24,204,203         --
          Joseph Weber PhD.                        1,490,398,562         -- 24,411,091         --
          Louis A. Weil, III                       1,491,366,995         -- 23,442,658         --
          Clay T. Whitehead                        1,491,658,101         -- 23,151,552         --
   (2)*   PricewaterhouseCoopers LLP               1,483,375,629 11,126,580         -- 20,307,443
   (3)*   Manager of Managers                      1,456,866,102 32,572,136         -- 25,371,415
   (4)*   PIFM                                     1,462,164,196 26,380,777         -- 26,264,680
   (5)*   PIFM and PIC                               995,182,503 21,444,213         -- 24,358,794
   (6)*   PIFM and Jennison                          482,125,178  6,034,074         --  4,933,496
  (7a)*   Buying and Selling Real Estate           1,453,974,003 31,255,216         -- 29,580,433
  (7b)*   Issuing Senior Securities                1,450,350,289 33,958,269         -- 30,501,095
  (7c)*   Borrowing Money                          1,449,905,618 34,959,161         -- 29,944,874
  (7d)*   Making Loans                             1,451,096,419 33,829,788         -- 29,883,446
  (7e)*   Underwriting Securities of Other Issuers 1,454,025,402 30,715,986         -- 30,068,265
  (7f)*   Fund Concentration                       1,449,948,340 34,114,225         -- 30,747,088
   (8)*   By-Laws                                  1,450,543,042 34,379,357         -- 29,887,254
   (9)    PIFM and GE                                196,830,373  1,149,807         --    768,535
  (10)    Diversification                             14,714,482  1,362,649         --    433,608
  (11)    Investment Objective                        89,718,005    456,526         --    191,281
  (12)    PIFM and Deutsche                           89,810,737    313,835         --    241,241
  (13)    PIFM and Salomon                           196,728,235  1,239,607         --    780,873
  (14)    PIFM and Key                                89,778,174    326,768         --    260,871

* Voting tabulations represent combined voting for multiple Portfolios. Each proposal was approved by the shareholders of each Portfolio. Individual Portfolio voting results are available by contacting PIFM.

                                      E2

The Prudential Series Fund, Inc.              Semi-Annual Report   June 30, 2001
--------------------------------------------------------------------------------

Board of Directors


Eugene C. Dorsey                                        Stephen P. Munn
Retired President,                                      Chief Executive Officer and
Chief Executive Officer and Trustee,                    Chief Operating Officer,
Gannett Foundation (now Freedom Forum)                  Carlisle Companies, Inc.

Saul K. Fenster, Ph.D.                                  David R. Odenath, Jr.
President,                                              President, Chief Executive Officer
New Jersey Institute of Technology                      and Chief Operating Officer,
                                                        Prudential Investments Fund Management
Delayne Dedrick Gold
Marketing Consultant;                                   Richard A. Redeker
Director or Trustee of several funds within the         Former President and Chief Executive Officer,
Prudential Mutual Funds complex                         Prudential Mutual Funds

Robert F. Gunia                                         Judy A. Rice
Executive Vice President and                            Executive Vice President,
Chief Administrative Officer,                           Prudential Investments
Prudential Investments
                                                        Robin B. Smith
Maurice F. Holmes                                       Chairman and Chief Executive Officer,
Director,                                               Publishers Clearing House
Center for Innovation in Product Development;
Professor of Engineering,                               Stephen Stoneburn
Massachusetts Institute of Technology                   President and Chief Executive Officer,
                                                        Quadrant Media Corp.
Robert E. LaBlanc
President,                                              Nancy H. Teeters
Robert E. LaBlanc Associates, Inc.                      Economist, former Vice President and
                                                        Chief Economist,
Douglas H. McCorkindale                                 International Business Machines Corporation
CEO, Vice Chairman and President,
Gannett Co., Inc.                                       Joseph Weber, Ph.D.
                                                        Vice Chairman, Finance,
W. Scott McDonald, Jr., Ph.D.                           Interclass (international corporate learning)
Vice President,
Kaludis Consulting Group                                Louis A. Weil III
                                                        Former Chairman,
Thomas T. Mooney                                        Central Newspapers, Inc.
President,
Greater Rochester Metro                                 Clay T. Whitehead
Chamber of Commerce                                     President,
                                                        National Exchange, Inc.

================================================================================
                          The Prudential Medley Program

                               Board of Directors

          DAVID R. ODENATH, JR.        W. SCOTT MCDONALD, JR., PH.D.
          Chairman,                    Vice President,
          The Prudential Series Fund,  Kaludis Consulting Group
          Inc.
          The Prudential Variable
          Contract Accounts 10;11

          SAUL K. FENSTER, PH.D.       JOSEPH WEBER, PH.D.
          President,                   Vice President,
          New Jersey Institute of      Interclass (international corporate
          Technology                   learning)
================================================================================

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

If you own a variable life insurance contract, please call the following telephone number:

                                     [LOGO]
                                   (telephone)
                                  (800)778-2255

                         8 a.m. - Midnight Eastern Time

If you own a variable annuity contract, please call the following telephone number:

                                     [LOGO]
                                   (telephone)
                                  (888)778-2888

                          8 a.m. - 9 p.m. Eastern Time

================================================================================
Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks. Morgan Stanley Capital International Europe Index comprises approximately 620 European companies. Salomon Brothers Extended Market Index defines the small capitalization stock universe or remaining 20% of the available capital of each country and includes the remaining 75% of the BMI issues. The BMI measures the performance of the entire universe of institutionally investable securities. Morgan Stanley Capital International Europe, Australia, Far East Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P/Barra Value Index contains companies within the S&P 500 with lower price-to-book ratios. S&P/Barra Growth Index contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios. Morgan Stanley Capital International World Free Index contains those companies in the MCSI World Index that reflect actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. Morgan Stanley Capital International Japan Index measures the performance of Japan's stock market.

[LOGO]
================================================================================
Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.


================================================================================
In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free number listed on the back cover of this report should be used to request additional copies. Proxy material and tax information will continue to be sent to each account of record.

                                                              ------------------
The Prudential Insurance Company of America                   Presorted Standard
30 Scranton Office Park                                           U.S. Postage
Scranton, PA 18507-1789                                             PAID
(800) 458-6333                                                    Prudential
                                                              ------------------



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